UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2021

Praxis Mutual Funds	**Class A**	**Class I**
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	**Class A**
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	6
Schedule of Investments	7
Praxis International Index Fund
Portfolio Managers’ Commentary	15
Performance Review	16
Schedule of Investments	17
Praxis Growth and Value Index Fund
Portfolio Manager’s Commentary	24
Praxis Value Fund Performance Review	26
Praxis Value Index Fund Schedule of Investments	27
Praxis Growth Fund Performance Review	31
Praxis Growth Index Fund Schedule of Investments	32
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	36
Performance Review	38
Schedule of Investments	39
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	45
Praxis Genesis Conservative Portfolio
Performance Review	47
Schedule of Investments	48
Praxis Genesis Balanced Portfolio
Performance Review	49
Schedule of Investments	50
Praxis Genesis Growth Portfolio
Performance Review	51
Schedule of Investments	52
Financial Statements
Statements of Assets & Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	60
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	80
Additional Fund Information	81
Management of the Trust	87

Message from the President	Annual report to shareholders

Dear Praxis shareholders:

The year 2021 opened with the optimism that vaccines would be the way forward after a year of dealing with COVID-19. But variants of the original strain had other ideas, as the U.S. economy faltered during summer under the weight of delta and its worldwide impact on supply chains. Still, U.S. equity markets remained the place to be for global investors. Seemingly oblivious to the challenges, the S&P 500 Index rose 28.71% for the year on the strength of corporate earnings.

As the summer unfolded, inflation became the central concern of policy makers and investors. Readings during the fourth quarter put to rest the debate over whether inflation would be transitory or sustained for a longer time, creating the potential for lasting damage to the economy.

At 7% year over year in December, headline inflation notched its highest reading since the early 1980s. Rising prices and the prospects for higher interest rates caused investors to sell bonds, driving the Bloomberg U.S. Aggregate Bond Index into negative territory for the year -1.54%. This reminded investors that bonds, while potentially safer than stocks, can deliver negative returns during periods of rising interest rates.

A change in presidential administration led to a more supportive environment for financial advisors and their clients wanting to integrate environmental, social, and governance (ESG) factors into investment decisions, both in individual accounts and employer-sponsored retirement accounts.

While the posture of the Department of Labor and the Securities and Exchange Commission (“SEC”) turned more positive for the ESG industry, regulators also highlighted the growing problem of “greenwashing.” The SEC put the industry on notice that firms offering these strategies had to demonstrate that they were incorporating these factors into their process, not just labeling products for marketing purposes.

We at Praxis welcome this additional scrutiny on our industry. Our comprehensive program of screening, shareholder advocacy, active proxy voting, positive investing and community development investing set us apart from the latecomers. We do this not just because integrating ESG factors into our strategies may have material impacts on returns, but because it is the right thing to do to help investors integrate their values into their financial lives.

To help investors understand the positive impact their investment dollars are having on the world, we issued our second annual Real Impact Report in November. If you haven’t seen it yet, please visit praxismutualfunds.com/real-impact-2021 to read more. This year, we introduced ImpactX, a framework to describe the types and depth of impact Praxis is making through its investments. Through these seven ImpactX strategies, we hope investors see the ways that their values are being extended to make a lasting, positive impact on the world.

It is this integration of values – driven by faith and with an eye to real-world impact – and investment expertise that we believe makes Praxis just right for our times. Thank you for joining Praxis in this endeavor. We are grateful you have chosen to use your investment dollars to make the world a better place, along with us.

Sincerely,

Chad M. Horning, CFA®
President
Praxis Mutual Funds

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2021, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management, Inc. as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Investing in the footsteps of Moses

Looking back on 2021, we see a year unlike any other that, yet, seems oddly – even disturbingly – familiar. The year was (again) filled with highs and lows, chaos and cooperation, optimism and uncertainty in ways few could have expected.

In his opening letter, Praxis President Chad Horning reviewed a range of forces that had profound impact on the physical, psychological and financial health of our country. Stock markets rose, but so did inflation. COVID-19 variants came and went, devasting families, weakening health systems, and deepening economic divides within communities. And partisan tribalism – around vaccines, masking policies, racial inequality, education and more – seemed as entrenched as ever. It leaves many responsible investors wondering how they should respond to such powerful and chaotic forces swirling around them.

Perhaps we can follow the model of Moses. While we may be short our own burning bush or tablets with clear instructions, we can listen earnestly, focus on a long-term vision, then put our shoulders down and – faithfully – take step after step in pursuit of those ends. Like Moses, we can take comfort and counsel from the Miriams and Aarons around us, challenging and supporting the stewardship investing journey we are on together, regardless of the tumult around us.

So as principled – and privileged – asset owners, we can respond by investing our time, energy and creativity into investment and impact strategies that benefit the planet and its people. Here are just a few ways Praxis sought to faithfully put its shoulder into furthering the values and vision we share.

●

In 2021, well over $1 trillion in green, social, sustainability and sustainability-linked bonds were issued across the world, for the first time. Praxis contributed to this growth through the purchase of 38 impact bonds valued at $81 million, bringing Praxis’ total impact bond investment to $274 million, or 34% of the Praxis Impact Bond Fund. Included in these purchases were a social bond from the Central American Bank for Economic Integration, a green bond from Sumitomo Mitsui Financial Group, and a social bond from the California Endowment in support of health, wellness, and racial justice.

●

During the 2021 shareholder season, engagements with leading utilities led to significant net-zero carbon emission commitments by American Electric Power (AEP) and AES Corp. They focus on efforts to limit global temperature rise to 2*C by setting specific targets for transitioning to renewable energy generation.

●

“Employee-First” shareholder engagements, begun as a response to the early days of the COVID-19 pandemic, continued to gain momentum in 2021. Resolutions at Kroger, Walmart and Home Depot and engagements with dozens of other service-industry companies pressed the importance of companies offering paid sick leave to all employees. Conversations, in the face of the ongoing pandemic, around workplace health and safety practices and elevating subminimum wages (often barely $2 an hour) for tipped workers also continued.

●

Both racial and income inequality continued as important themes in a ground-up review of Praxis’ proxy voting policy, leading to recommendations for ways to strengthen our voice on executive Say on Pay and board diversity-related resolutions. These were enacted in the 2021 proxy season and are detailed in our recently released 2021 proxy voting report.

●

Praxis remains a leader in the industry in committing approximately 1% of all Fund assets to community development investments. The strong growth of the funds in 2021 allowed us to invest an additional $4 million in community development financial institutions. But beyond that, Stella Tai, Praxis Impact and Analysis Manager, got a first-hand look at the life- and planet-changing impact these investments can have when she visited four CDI sites in eastern Africa. You can find Stella’s Kenyan Travelogue on the Praxis website to read and see more about her exciting journey.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Our commitment to the pursuit of new, more effective and ever-evolving approaches to leveraging the impact of our investments reached a new level of expression with the release of the Praxis 2021 Real Impact Report. In it, we introduce the ImpactX framework – our vision for seven impact strategies that investors can use to understand and deepen the transformative power of the investments they hold.

So as we move into another uncertain and tumultuous year, let us follow in the footsteps of Moses, Miriam and Aaron. Holding fast in our faith in the vision before us, putting our shoulder into the unknown challenges that lie before us and taking step after step, moving us in the direction of a better, brighter future for all.

May we all find the strength, wisdom, and passion to do our part.

Mark A. Regier
Vice President of Stewardship Investing
Praxis Mutual Funds

To learn more about any of the above areas, please visit praxismutualfunds.com/stories.

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2021, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended December 31, 2021, the Praxis Impact Bond Fund’s Class I Shares had a return of -1.93%, and the Class A Shares (without load) returned -2.23%. The Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, returned -1.54%. Over the last five years, the Class I Shares returned 3.48% (average annual return) versus 3.57% for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 2.98% (average annual return) versus 2.90% for the Fund’s benchmark. As of December 31, 2021, within the Morningstar Intermediate Core Bond category, the Class I Shares’ total return ranked in the 72nd percentile for the one-year time period (out of 423 funds), 54th percentile for the five-year period (out of 348 funds) and 45th percentile for the last 10 years (out of 253 funds).

The COVID-19 pandemic again impacted people’s lives and the economy in 2021. The delta and omicron variants slowed economic growth when those variants spread around the country. This impact was most apparent on the leisure and hospitality sectors. The rapid rise of inflation during 2021 also impacted financial markets. 2021 started with relatively low interest rates on a historical basis. Longer maturity interest rates experienced their peak 2021 yields in March, while short to intermediate term bond yields increased throughout 2021, especially after the Federal Reserve’s (Fed’s) hawkish turn in the later part of the year.

At the beginning of 2021, the market expected that vaccine rollout and additional stimulus from Congress would enable the economy to continue to recover. By March 2021, the market was confronting ultra-easy monetary policy, massive fiscal stimulus, pent-up demand (from 2020), business re-openings and the potential for inventory rebuilding. This is when median forecasts for 2021 GDP growth moved to 6% and above. This is also when the longer maturity Treasury rates saw their yield peaks, as the market priced in expectations for better growth, but the Fed was still firmly anchoring short-term rates with its 0% to 0.25% Fed Funds rate. The 10-year U.S. Treasury yield started 2021 at a yield of 0.92% and hit its high yield level for the year on March 31 at 1.74%.

Second-quarter GDP of 6.7% was the peak for the year as the delta variant slowed down the economy. The labor market continued to improve during the first half of the year as the economic reopening persisted, and there were more job openings than available candidates. By late summer, markets expected people to enter the labor market more quickly because of schools reopening, removal of enhanced unemployment benefits and increased vaccination rates, but overall, this didn’t occur.

The current labor force participation rate of 61.9% remains well below its pre-pandemic level of 63.4%. The economy’s active workforce remains depressed relative to pre-pandemic levels despite the large number of unfilled job openings. The third quarter saw the widespread and rapid emergence of the delta variant of COVID-19 limit economic growth while the fourth quarter will be stronger than the third. The latest COVID variant, omicron, will likely suppress early 2022 growth as its onset was late in 2021.

Increased inflation is one of the main stories during 2021. The firmer inflation prints in the second quarter led the bond market to question whether the uptick in inflation was transitory or a longer-term problem. The Federal Open Market Committee initially signaled that it believed the rise in inflation was largely due to temporary dynamics such as a reopening economy, supply chain issues, and thus was transitory. The Fed stuck with that message through much of 2021, only to move away from it by late in the year. They gradually turned more hawkish at their September FOMC meeting, by signaling a willingness to taper asset purchases during their next meeting. Since then, higher inflation data, including December CPI which reached 7% year-over-year, has the Fed discussing faster asset tapering and a Fed Funds increase in March 2022.

Many market participants believe the Fed misunderstood inflation data by calling it transitory and this might force the Fed to act more aggressively in 2022. The Fed policy path is highly uncertain, but current expectations are for four hikes in 2022. The Fed is also expected to eventually reduce its roughly $9 trillion balance sheet as part of an effort to remove some of the massive monetary accommodation that occurred over the past two years.

The Praxis Impact Bond Fund is underweight long-duration bonds and the U.S. Treasury yield curve flattened dramatically in the second half of 2021, as the shorter maturities priced in a more aggressive Fed and longer-term maturities priced in weaker longer-term growth. The Fund’s short duration position versus the index should have helped performance in 2021, but our underweight to longer duration securities outweighed all the benefit and it became a slight negative.

Our corporate selection and weighting were the biggest contributors to performance in 2021, with financial institutions and utilities the best performers. Our overweight to U.S. agency bonds versus U.S. Treasuries was another solid positive. Our underweight to mortgage-backed securities was a slight benefit for the year, as this sector was the only major sector to post negative excess returns for 2021.

According to Bloomberg New Energy Finance, the global sustainable debt market reached another record year in 2021. BNEF defines sustainable finance to include green, social, sustainability and sustainability-linked bonds and loans. Issuance reached $1.64 trillion, after $763 billion in 2020 and $577 billion in 2019. The entire market had $29 billion of issuance in 2013, so the growth has been tremendous. The Europe, Middle East and Africa market is still the largest geographic issuance area, but the Americas are in second place.

Green bonds fund projects that have positive environmental benefits. Social bonds fund projects that have positive social outcomes. Sustainability bonds fund projects that have a mix of a green and social impact, and sustainability linked bonds don’t necessarily fund sustainability projects, but they will pay an increased coupon if they don’t meet the issuer’s green or social pledges.

We were able to grow the Fund’s holdings of positive impact bonds – fixed-income investments that have a positive impact on the climate and/or community – to over 33% of the portfolio by December 31, 2021. We purchased 37 different impact bonds in 2021. Many new and exciting issues came to the market with impact bonds in green, sustainability and social bonds.

We purchased U.S. International Development Finance Corp. sustainability bonds that were issued in April and October 2021. Both bonds were for the WaterEquity’s Global Access Fund, which targets inclusive financial institutions in emerging markets to scale water and sanitation microloan portfolios. This will lead to improved household water and sanitation access in Asia, Latin America, and Africa. We purchased a sustainability bond from Bank of America in December 2021. Bank of America has issued multiple green, social and sustainability bonds including the first corporate green bond back in 2013. They have been a leader in this space for years.

Of the 162 bonds in the Fund that we define as positive impact holdings, 98 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, education, sustainability and social bonds, and more.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

Over the last number of years, we as fund managers have utilized ESG data to enhance our investment research process. This additional data has further aided our ability to determine which companies have a better understanding of both the long-term risks and opportunities inherent in the marketplace. We are comfortable in the belief that over the long term, companies that take ESG issues into consideration – or at least have an awareness of the issues and how they might play out in the economy – will ultimately turn out to be stronger long-term investments.

In 2021, Morningstar adjusted their Fund Sustainability calculations for fixed income funds to include sovereign issuer ratings. This allowed many additional fixed income funds to receive a Sustainability Rating. Our Morningstar Historical Corporate Sustainability Percent Rank (as of November 30, 2021) is the 8th percentile and is a 5 out of 5 Globes Sustainability Rating.

As we start 2022, we are positioned for the expectation that interest rates and corporate bond performance may be volatile, and we will need to stay nimble. We continue to look for more opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio managers as of Dec. 31, 2021, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all managed products that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is the highest number in the category. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Impact Bond Fund
Class A *	5/12/99	(5.93%)	2.91%	2.28%	2.19%	0.90%	0.90%
Class A (Without Load)	5/12/99	(2.23%)	4.22%	3.07%	2.58%
Class I	5/1/06	(1.93%)	4.61%	3.48%	2.98%	0.50%	0.50%
Bloomberg U.S. Aggregate Bond Index [1]		(1.54%)	4.79%	3.57%	2.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 3.75%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021.

1    Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund

December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
MUNICIPAL BONDS — 1.1%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects, Series 2010-A	7.334%	02/15/28	$1,000,000	$1,239,868
City of San Francisco, California, Public Utilities Comm. Water Rev., Series 2019-A	3.303%	11/01/39	2,500,000	2,584,739
Findlay City School District, Series 2010-B	6.250%	12/01/37	270,000	271,023
Houston, Texas, Independent School District, Series 2009A-2	6.168%	02/15/34	1,000,000	1,052,990
Massachusetts St., Series 2016-F	3.277%	06/01/46	3,100,000	3,371,095
New Jersey St. Housing & Mortgage Finance, Series 2013-C	2.600%	07/01/23	115,000	116,277
Osceola County Housing Finance Authority Rev., Series 2013-B	3.350%	07/01/23	85,000	88,142
TOTAL MUNICIPAL BONDS (COST $8,441,415)				8,724,134

CORPORATE BONDS — 36.2%
APPAREL & TEXTILE PRODUCTS — 0.1%
Hanesbrands, Inc. (a)(b)	4.625%	05/15/24	500,000	523,570
VF Corp.	2.400%	04/23/25	536,000	551,381
				1,074,951
ASSET MANAGEMENT — 0.1%
Ameriprise Financial, Inc.	3.000%	04/02/25	730,000	762,047

AUTOMOTIVE — 0.6%
BMW US Capital, LLC (b)	3.800%	04/06/23	1,000,000	1,036,890
BorgWarner, Inc. (a)	2.650%	07/01/27	601,000	620,906
Hyundai Capital Services, Inc. (b)	1.250%	02/08/26	200,000	195,097
Magna International, Inc. (a)	2.450%	06/15/30	1,250,000	1,268,300
Toyota Motor Credit Corp., Series B	2.900%	03/30/23	1,735,000	1,783,047
				4,904,240
BANKING — 4.5%
Bank of America Corp. (a)	3.300%	01/11/23	500,000	513,685
Bank of America Corp.	3.335%	01/25/23	1,000,000	1,001,465
Bank of America Corp.	4.100%	07/24/23	1,000,000	1,051,170
Bank of America Corp. (a)	0.981%	09/25/25	1,500,000	1,481,786
Bank of America Corp. (a)	2.456%	10/22/25	1,000,000	1,027,063
Bank of America Corp. (a)	1.530%	12/06/25	2,000,000	2,003,260
Bank of America Corp.	4.271%	07/23/29	1,000,000	1,114,942
Bank of Montreal	3.300%	02/05/24	1,000,000	1,046,303
Citigroup, Inc. (a)	3.875%	10/25/23	1,000,000	1,053,928
Citigroup, Inc. (a)	1.678%	05/15/24	1,250,000	1,263,861
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,892,231
Citigroup, Inc. (a)	2.572%	06/03/30	1,000,000	1,008,649
ING Groep N.V. (b)	4.625%	01/06/26	1,250,000	1,388,962
JPMorgan Chase & Co. (a)	0.653%	09/16/24	1,000,000	995,303
JPMorgan Chase & Co.	0.563%	02/16/25	500,000	492,759
JPMorgan Chase & Co. (a)	3.200%	06/15/26	2,557,000	2,711,495
JPMorgan Chase & Co.	2.739%	10/15/30	2,000,000	2,054,967

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
BANKING — 4.5%, continued
Key Bank, N.A. (a)	1.250%	03/10/23	$1,750,000	$1,760,431
Mitsubishi UFJ Financial Group (a)	2.527%	09/13/23	1,250,000	1,282,381
National Australia Bank, New York Branch (a)	3.625%	06/20/23	1,750,000	1,820,766
National Bank of Canada (b)	2.150%	10/07/22	1,250,000	1,265,075
PNC Bank N.A.	3.500%	06/08/23	1,285,000	1,333,216
Regions Financial Corp.	2.250%	05/18/25	1,000,000	1,019,570
Sumitomo Mitsui Financial Group, Inc. (a)	0.508%	01/12/24	2,000,000	1,976,644
Toronto-Dominion Bank (SOFR + 45) (c)	0.500%	09/28/23	2,000,000	2,005,933
Truist Financial Corp.	1.250%	03/09/23	1,750,000	1,760,553
				36,326,398
BEVERAGES — 0.4%
Coca-Cola Co. (The)	3.450%	03/25/30	500,000	553,543
Coca-Cola Femsa S.A.B. de C.V.	1.850%	09/01/32	1,000,000	942,400
PepsiCo, Inc. (a)	2.250%	03/19/25	2,000,000	2,066,600
				3,562,543
BIOTECH & PHARMA — 0.5%
AbbVie, Inc. (a)	2.950%	11/21/26	500,000	526,934
Gilead Sciences, Inc.	3.650%	03/01/26	750,000	808,016
Zeneca Wilmington, Inc.	7.000%	11/15/23	1,100,000	1,224,131
Zoetis, Inc. (a)	3.250%	02/01/23	1,200,000	1,222,816
				3,781,897
CABLE & SATELLITE — 0.2%
Comcast Corp.	3.300%	04/01/27	500,000	537,412
Comcast Corp. (b)	2.937%	11/01/56	672,000	640,102
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	545,106
				1,722,620
CHEMICALS — 1.0%
Avery Dennison Corp.	2.650%	04/30/30	1,250,000	1,266,850
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,657,429
Ecolab, Inc.	4.800%	03/24/30	140,000	168,148
Ecolab, Inc.	2.750%	08/18/55	1,470,000	1,442,645
LG Chemical Ltd. (b)	3.250%	10/15/24	290,000	305,126
Nutrien Ltd.	1.900%	05/13/23	800,000	810,219
Nutrien Ltd.	5.875%	12/01/36	840,000	1,129,267
Solvay Finance S.A. (b)	4.450%	12/03/25	1,250,000	1,362,081
				8,141,765
CONSTRUCTION MATERIALS — 0.3%
Carlisle Cos., Inc. (a)	3.500%	12/01/24	1,250,000	1,318,306
Owens Corning	4.200%	12/01/24	1,000,000	1,069,403
Owens Corning	3.950%	08/15/29	300,000	328,670
				2,716,379
CONSUMER SERVICES — 3.0%
Andrew W. Mellon Funding	0.947%	08/01/27	1,050,000	1,018,562
California Endowment	2.498%	04/01/51	4,500,000	4,415,030
Conservation Fund, Series 2019	3.474%	12/15/29	535,000	562,601
Ford Foundation (The), Series 2017	3.859%	06/01/47	2,485,000	2,993,688
John D. & Catherine T. MacArthur Foundation, Series 2020	1.299%	12/01/30	1,500,000	1,406,341

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
CONSUMER SERVICES — 3.0%, continued
Leland Stanford Jr University, Series 2015	3.460%	05/01/47	$750,000	$864,988
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,707,870
Massachusetts Institute of Technology	3.959%	07/01/38	1,500,000	1,820,719
President & Fellows of Harvard College	3.150%	07/15/46	3,961,000	4,469,988
University of Notre Dame, Series 2017	3.394%	02/15/48	2,424,000	2,805,325
Yale University	2.402%	04/15/50	2,415,000	2,375,079
				24,440,191
CONTAINERS & PACKAGING — 0.4%
CCL Industries, Inc. (b)	3.050%	06/01/30	1,750,000	1,809,949
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,343,933
				3,153,882
DIVERSIFIED INDUSTRIALS — 0.1%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	1,161,582

ELECTRIC UTILITIES — 5.5%
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,884,446
Caledonia Generating, LLC (b)	1.950%	02/28/34	1,930,181	1,887,640
Consolidated Edison Co.	3.350%	04/01/30	1,000,000	1,075,409
DTE Electric Co.	4.050%	05/15/48	1,750,000	2,081,502
Duke Energy Progress, Inc.	3.450%	03/15/29	1,750,000	1,888,446
Duke Energy Progress, Inc.	2.799%	07/01/41	2,000,000	2,024,853
Electricite de France S.A. (a)(b)	3.625%	10/13/25	1,250,000	1,333,622
Enel Finance International N.V. (b)	2.650%	09/10/24	1,250,000	1,287,224
Florida Power & Light Co.	3.700%	12/01/47	1,300,000	1,488,284
Florida Power & Light Co.	2.875%	12/04/51	2,000,000	2,028,300
Georgia Power Co.	3.250%	04/01/26	1,000,000	1,055,682
Interstate Power & Light Co.	3.600%	04/01/29	1,250,000	1,357,179
Liberty Utilities Financial Services (b)	2.050%	09/15/30	355,000	338,436
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	2,055,117
Midland Cogeneration Venture, L.P. (b)	6.000%	03/15/25	264,477	272,405
Narragansett Electric Co. (b)	3.395%	04/09/30	1,500,000	1,597,752
National Rural Utilities	1.350%	03/15/31	1,000,000	918,913
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	400,000	399,191
Niagara Mohawk Power Corp. (a)(b)	1.960%	06/27/30	1,500,000	1,433,215
Northern States Power Co. (a)	2.900%	03/01/50	1,250,000	1,261,965
NSTAR Electric Co.	3.950%	04/01/30	600,000	673,966
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,693,873
Pacificorp	8.080%	10/14/22	500,000	525,799
PG&E Recovery Funding, LLC	2.822%	07/15/46	1,000,000	994,564
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,440,532

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
ELECTRIC UTILITIES — 5.5%, continued
Public Service Co.	3.700%	06/15/28	$1,750,000	$1,919,696
Puget Energy, Inc.	5.625%	07/15/22	750,000	760,210
Puget Energy, Inc.	4.223%	06/15/48	1,000,000	1,182,231
Rochester Gas & Electric Corp. (b)	1.850%	12/01/30	500,000	474,537
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	1,020,296
Solar Star Funding, LLC (b)	3.950%	06/30/35	266,024	280,985
Solar Star Funding, LLC (b)	5.375%	06/30/35	412,744	475,827
Southern California Edison	4.050%	03/15/42	1,165,000	1,259,589
Tenaska Virginia Partners, L.P. (b)	6.119%	03/30/24	338,734	353,943
Topaz Solar Farms, LLC (b)	4.875%	09/30/39	240,617	271,318
Topaz Solar Farms, LLC (b)	5.750%	09/30/39	577,569	686,392
Union Electric Co. (a)	2.625%	03/15/51	2,000,000	1,917,333
Westar Energy, Inc.	2.550%	07/01/26	1,292,000	1,339,230
				44,939,902
ELECTRICAL EQUIPMENT — 0.3%
Johnson Controls International plc (a)	1.750%	09/15/30	1,000,000	957,041
Legrand S.A.	8.500%	02/15/25	1,000,000	1,208,918
Roper Technologies, Inc.	2.000%	06/30/30	440,000	423,006
				2,588,965
FOOD — 1.4%
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,603,786
Cargill, Inc. (b)	4.760%	11/23/45	1,500,000	1,972,692
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,610,625
Hormel Foods Corp.	1.800%	06/11/30	2,250,000	2,206,150
Ingredion, Inc. (a)	2.900%	06/01/30	1,000,000	1,029,069
Kellogg Co.	2.650%	12/01/23	1,250,000	1,288,156
Mars, Inc. (b)	3.600%	04/01/34	1,500,000	1,673,642
				11,384,120
FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	800,000	897,008
Klabin Finance S.A. (b)	4.875%	09/19/27	750,000	796,875
				1,693,883
GAS & WATER UTILITIES — 0.4%
American Water Capital Corp.	2.800%	05/01/30	1,500,000	1,554,528
Brooklyn Union Gas Co. (b)	4.504%	03/10/46	1,250,000	1,457,098
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	304,883
				3,316,509
HEALTH CARE FACILITIES & SERVICES — 0.2%
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,596,598

HOME & OFFICE PRODUCTS — 0.1%
Steelcase, Inc.	5.125%	01/18/29	1,000,000	1,130,065

HOME CONSTRUCTION — 0.2%
NVR, Inc.	3.950%	09/15/22	500,000	507,849
NVR, Inc.	3.000%	05/15/30	1,000,000	1,039,083
				1,546,932

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
INSTITUTIONAL FINANCIAL SERVICES — 1.5%
Bank of New York Mellon Corp. (The)	3.400%	05/15/24	$650,000	$683,808
Brookfield Finance, Inc. (a)	4.250%	06/02/26	1,570,000	1,727,321
Goldman Sachs Group, Inc. (a)	3.272%	09/29/25	1,500,000	1,573,865
Goldman Sachs Group, Inc.	4.223%	05/01/29	1,000,000	1,110,827
Goldman Sachs Group, Inc. (a)	3.800%	03/15/30	1,500,000	1,651,224
Morgan Stanley (a)	3.125%	07/27/26	2,000,000	2,118,645
Morgan Stanley, Series GMTN	2.699%	01/22/31	1,250,000	1,278,856
National Securities Clearing Corp. (b)	1.500%	04/23/25	1,000,000	1,006,000
State Street Corp.	7.350%	06/15/26	1,000,000	1,242,224
				12,392,770
INSURANCE — 3.9%
Aflac, Inc.	4.000%	10/15/46	1,058,000	1,232,664
Athene Global Funding (b)	2.800%	05/26/23	1,500,000	1,538,042
First American Financial Corp.	2.400%	08/15/31	1,500,000	1,467,522
Five Corners Funding Trust (b)	4.419%	11/15/23	1,000,000	1,059,910
Horace Mann Educators Corp. (a)	4.500%	12/01/25	1,235,000	1,333,369
Kemper Corp.	4.350%	02/15/25	1,250,000	1,333,964
Marsh & McLennan Cos., Inc. (a)	3.750%	03/14/26	1,000,000	1,085,007
Massachusetts Mutual Life Insurance Co. (b)	3.375%	04/15/50	1,500,000	1,581,817
Met Life Global Funding I (b)	1.950%	01/13/23	500,000	506,412
Met Life Global Funding I (b)	3.600%	01/11/24	1,750,000	1,839,873
New York Life Global Funding (b)	2.900%	01/17/24	3,000,000	3,109,034
OneBeacon US Holdings, Inc.	4.600%	11/09/22	1,000,000	1,027,988
Pacific Life Global Funding II (b)	1.200%	06/24/25	415,000	409,831
Primerica, Inc. (a)	2.800%	11/19/31	1,000,000	1,010,774
Principal Financial Group, Inc.	3.700%	05/15/29	1,250,000	1,379,546
Prudential Financial, Inc.	1.500%	03/10/26	644,000	644,304
Prudential Financial, Inc.	5.875%	09/15/42	750,000	766,524
Prudential plc	3.125%	04/14/30	750,000	800,521
Reliance STD Life Insurance Co. (b)	2.750%	05/07/25	1,280,000	1,326,298
RLI Corp.	4.875%	09/15/23	1,000,000	1,052,902
Sammons Financial Group, Inc. (b)	4.450%	05/12/27	1,200,000	1,316,647
Security Benefit Global, Series MTN (b)	1.250%	05/17/24	1,500,000	1,492,602
StanCorp Financial Group, Inc.	5.000%	08/15/22	1,250,000	1,281,630
Teachers Insurance & Annuity Association (b)	4.375%	09/15/54	2,678,000	2,783,025
				31,380,206

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
INTERNET MEDIA & SERVICES — 0.1%
Alphabet, Inc. (a)	0.450%	08/15/25	$890,000	$869,544

LEISURE FACILITIES & SERVICES — 0.5%
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	1,022,914
Marriott International, Inc. (a)	3.600%	04/15/24	727,000	760,227
McDonald’s Corp., Series MTN	3.500%	07/01/27	1,000,000	1,084,453
Starbucks Corp. (a)	2.450%	06/15/26	1,000,000	1,034,522
				3,902,116
MACHINERY — 0.5%
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	785,184
John Deere Capital Corp.	1.750%	03/09/27	250,000	251,701
John Deere Capital Corp.	3.050%	01/06/28	1,250,000	1,336,317
Xylem, Inc.	1.950%	01/30/28	1,775,000	1,754,836
				4,128,038
MEDICAL EQUIPMENT & DEVICES — 0.3%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,295,600
Alcon Finance Corp. (b)	2.600%	05/27/30	1,250,000	1,261,444
				2,557,044
PERSONAL PRODUCTS — 0.1%
Estée Lauder Cos., Inc. (The) (a)	2.600%	04/15/30	1,000,000	1,036,441

PIPELINES — 0.1%
Northern Natural Gas Co. (b)	4.100%	09/15/42	1,000,000	1,151,663

REITS — 2.5%
Agree Ltd. Partnership	2.900%	10/01/30	650,000	660,346
Boston Properties, L.P. (a)	4.500%	12/01/28	1,250,000	1,408,725
Camden Property Trust (a)	2.800%	05/15/30	500,000	519,975
Duke Realty Trust, L.P.	2.875%	11/15/29	1,500,000	1,558,486
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,409,998
ESSEX Portfolio, L.P.	2.650%	03/15/32	1,500,000	1,504,757
Federal Realty Investment Trust	1.250%	02/15/26	515,000	504,413
Kilroy Realty Corp.	2.500%	11/15/32	1,750,000	1,692,524
Kimco Realty Corp.	2.700%	10/01/30	1,750,000	1,776,045
Lexington Realty Trust	2.700%	09/15/30	1,500,000	1,485,764
Mid-America Apartment Communities, Inc.	3.950%	03/15/29	1,750,000	1,953,644
Ontario Teachers Cadillac Fairview Properties Trust (b)	2.500%	10/15/31	1,125,000	1,119,794
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	1,053,054
Rexford Industrial Realty, L.P.	2.150%	09/01/31	1,750,000	1,652,352
Sun Communities Operating Ltd.	2.700%	07/15/31	500,000	495,931
UDR, Inc.	1.900%	03/15/33	1,000,000	921,881
Vornado Realty, L.P.	3.500%	01/15/25	567,000	594,105
WP Carey, Inc.	2.450%	02/01/32	360,000	351,063
				20,662,857
RETAIL - CONSUMER STAPLES — 0.3%
Kroger Co. (The)	5.000%	04/15/42	1,000,000	1,268,960

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
RETAIL - CONSUMER STAPLES — 0.3%, continued
Target Corp.	2.250%	04/15/25	$1,000,000	$1,030,543
Walmart, Inc. (a)	1.800%	09/22/31	500,000	494,986
				2,794,489
RETAIL - DISCRETIONARY — 0.4%
ERAC USA Finance, LLC (b)	2.700%	11/01/23	1,250,000	1,281,643
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	1,218,821
Lowe’s Cos., Inc. (a)	3.000%	10/15/50	500,000	493,099
				2,993,563
SEMICONDUCTORS — 0.5%
Intel Corp. (a)	3.400%	03/25/25	300,000	318,885
Intel Corp. (a)	3.734%	12/08/47	1,361,000	1,550,180
NVIDIA Corp. (a)	2.850%	04/01/30	500,000	531,071
Skyworks Solutions, Inc.	0.900%	06/01/23	500,000	497,425
Texas Instruments, Inc.	1.375%	03/12/25	1,000,000	1,004,149
				3,901,710
SOFTWARE — 0.5%
Microsoft Corp.	2.525%	06/01/50	4,000,000	3,900,751

SPECIALTY FINANCE — 1.2%
American Express Credit Corp.	3.000%	10/30/24	1,000,000	1,048,007
BlueHub Loan Fund, Inc.	3.099%	01/01/30	1,030,000	1,065,852
Community Preservation Corp. (The)	2.867%	02/01/30	1,750,000	1,815,765
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	747,982
Fidelity National Financial, Inc.	3.400%	06/15/30	500,000	527,847
GATX Corp.	4.350%	02/15/24	300,000	318,388
Low Income Investment Fund	3.386%	07/01/26	115,000	119,487
USAA Capital Corp. (b)	1.500%	05/01/23	1,000,000	1,009,862
USAA Capital Corp. (b)	2.125%	05/01/30	3,000,000	2,999,415
				9,652,605
STEEL — 0.3%
Nucor Corp.	4.125%	09/15/22	1,025,000	1,041,736
Nucor Corp.	2.000%	06/01/25	460,000	469,028
Reliance Steel & Aluminum Co. (a)	4.500%	04/15/23	1,105,000	1,143,791
				2,654,555
TECHNOLOGY HARDWARE — 0.6%
Apple, Inc. (a)	2.850%	02/23/23	1,250,000	1,276,079
Apple, Inc.	3.000%	06/20/27	1,000,000	1,071,367
Apple, Inc.	2.650%	05/11/50	1,000,000	983,132
Apple, Inc.	2.650%	02/08/51	1,000,000	983,207
Xerox Corp.	4.070%	03/17/22	750,000	752,876
				5,066,661
TECHNOLOGY SERVICES — 1.0%
Experian Finance plc (a)(b)	2.750%	03/08/30	635,000	648,943
Genpact Luxembourg S.A.R.L.	3.700%	04/01/22	1,100,000	1,105,344
IBM Corp.	3.300%	05/15/26	1,000,000	1,069,065
Mastercard, Inc.	3.300%	03/26/27	197,000	212,884
Moody’s Corp.	3.250%	05/20/50	500,000	522,140
RELX Capital, Inc.	3.500%	03/16/23	1,500,000	1,544,037

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.2%, continued
TECHNOLOGY SERVICES — 1.0%, continued
S&P Global, Inc. (a)	4.000%	06/15/25	$1,163,000	$1,258,277
Visa, Inc. (a)	0.750%	08/15/27	1,770,000	1,696,744
				8,057,434
TELECOMMUNICATIONS — 0.8%
AT&T, Inc.	5.250%	03/01/37	500,000	618,457
AT&T, Inc.	4.750%	05/15/46	1,500,000	1,811,453
Verizon Communications, Inc. (a)	3.875%	02/08/29	1,000,000	1,108,174
Verizon Communications, Inc.	1.500%	09/18/30	1,000,000	938,119
Verizon Communications, Inc. (a)	2.987%	10/30/56	1,799,000	1,702,920
				6,179,123
TRANSPORTATION & LOGISTICS — 1.3%
British Airways, Series 2013-1 (b)	4.625%	12/20/25	395,831	412,749
Burlington Northern Santa Fe, LLC (a)	5.750%	05/01/40	1,000,000	1,388,064
Canadian Pacific Railway Co.	2.050%	03/05/30	1,750,000	1,724,807
Mexico City Airport Trust (b)	4.250%	10/31/26	497,000	526,199
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,260,015
Norfolk Southern Corp. (a)	3.050%	05/15/50	1,500,000	1,527,889
Penske Truck Leasing Co. (b)	3.450%	07/01/24	1,250,000	1,309,752
TTX Co. (b)	4.600%	02/01/49	280,000	364,804
United Parcel Services, Inc. (a)	3.900%	04/01/25	1,500,000	1,618,695
				10,132,974
WHOLESALE - CONSUMER STAPLES — 0.3%
Bunge Ltd. Finance Corp.	1.630%	08/17/25	395,000	393,575
Sysco Corp. (a)	2.400%	02/15/30	1,750,000	1,755,133
				2,148,708
TOTAL CORPORATE BONDS (COST $281,038,424)				295,508,721

CORPORATE NOTES — 1.0%
COMMUNITY DEVELOPMENT — 1.0%
Calvert Social Investment Foundation, Inc. (d)	2.000%	06/15/22	980,000	980,000
Calvert Social Investment Foundation, Inc. (d)	0.400%	12/15/22	500,000	500,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	1,650,000	1,650,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	950,000	950,000
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	550,000	540,710
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	980,000	980,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	400,000	400,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	1,400,000	1,397,200
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	650,000	650,000
TOTAL CORPORATE NOTES (COST $8,060,000)				8,047,910

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 8.2%
FOREIGN AGENCY — 1.0%
BNG Bank N.V. (a)(b)	1.500%	10/16/24	$1,500,000	$1,519,934
BNG Bank N.V. (a)(b)	0.500%	11/24/25	2,000,000	1,943,000
KFW	2.000%	09/29/22	1,500,000	1,517,372
Kommunalbanken A.S. (b)	2.125%	02/11/25	1,000,000	1,031,658
Kommunivest I Sverige AB, Series MTN (b)	0.375%	06/19/24	500,000	492,768
Nederlandse Waterschapsbank N.V. (b)	3.125%	12/05/22	1,500,000	1,536,168
				8,040,900
SUPRANATIONAL — 7.2%
African Development Bank	0.750%	04/03/23	5,000,000	5,009,185
Asian Development Bank	1.875%	08/10/22	3,036,000	3,062,457
Asian Development Bank	2.125%	03/19/25	1,000,000	1,032,294
Asian Development Bank	3.125%	09/26/28	1,000,000	1,104,890
Central American Bank for Economic Development (b)	1.140%	02/09/26	1,200,000	1,177,752
European Bank for Reconstruction & Development	1.625%	09/27/24	1,250,000	1,271,275
European Bank for Reconstruction & Development	1.500%	02/13/25	200,000	202,501
European Investment Bank	2.500%	10/15/24	1,000,000	1,041,147
European Investment Bank (b)	2.875%	06/13/25	1,000,000	1,058,260
European Investment Bank	2.125%	04/13/26	1,000,000	1,035,956
European Investment Bank	2.375%	05/24/27	4,000,000	4,196,691
Inter-American Development Bank	3.000%	09/26/22	2,000,000	2,038,430
Inter-American Development Bank	0.875%	04/03/25	3,000,000	2,977,532
Inter-American Development Bank	4.375%	01/24/44	3,000,000	4,144,220
International Bank for Reconstruction & Development	0.250%	11/24/23	7,000,000	6,935,661
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	516,776
International Bank for Reconstruction & Development	0.625%	04/22/25	1,000,000	983,244
International Bank for Reconstruction & Development	3.125%	11/20/25	1,000,000	1,070,390
International Bank for Reconstruction & Development	0.875%	07/15/26	3,000,000	2,946,080
International Development Association (b)	2.750%	04/24/23	5,000,000	5,136,294
International Development Association (b)	0.375%	09/23/25	2,000,000	1,936,983
International Development Association (a)(b)	0.875%	04/28/26	2,000,000	1,964,263
International Finance Corp., Series GMTN	2.000%	10/24/22	2,000,000	2,025,494
International Finance Corp., Series GMTN	0.500%	03/20/23	2,500,000	2,497,562

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 8.2%, continued
SUPRANATIONAL — 7.2%, continued
International Finance Corp., Series GMTN	2.125%	04/07/26	$3,000,000	$3,109,831
				58,475,168
TOTAL FOREIGN GOVERNMENTS (COST $65,305,997)				66,516,068

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Commercial Mortgage Pass-Through Certificates, Class A-3	3.391%	05/17/45	463,244	464,168
Commercial Mortgage Pass-Through Certificates, Class A-3	2.853%	10/17/45	993,930	1,004,609
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $1,484,689)				1,468,777

ASSET BACKED SECURITIES — 3.1%
Ahold Finance U.S.A., LLC	8.620%	01/02/25	298,749	329,481
Beacon Container II, LLC (b)	2.250%	10/22/46	1,022,667	1,014,572
Cards II Trust (b)	0.602%	04/15/27	2,250,000	2,223,941
DB Master Finance, LLC (b)	2.493%	11/20/51	2,025,000	2,021,207
Iowa Student Loan Liquidity Corp. Rev.	1.730%	08/25/70	1,403,985	1,384,803
Mastercard Credit Card Trust (b)	1.990%	09/21/24	4,000,000	4,062,771
SBA Tower Trust (b)	3.448%	03/15/48	1,250,000	1,256,025
SBA Tower Trust (b)	2.836%	01/15/50	282,000	289,375
SolarCity LMC, Series I, LLC (b)(e)	4.800%	12/20/26	360,770	368,390
Tesla Auto Lease	0.600%	09/22/25	1,200,000	1,185,463
Textainer Marine Containers VII (b)	1.680%	02/20/46	1,400,000	1,363,281
TIF Funding II, LLC (b)	1.650%	02/20/46	464,479	449,870
Toyota Auto Receivables Owner Trust	0.260%	11/17/25	3,000,000	2,969,133
Triton Container Finance, LLC (b)	1.860%	03/20/46	1,638,438	1,604,087
Triumph Rail, LLC (b)	2.150%	06/19/51	2,025,635	2,020,391
Vantage Data Centers, LLC (b)	2.165%	10/15/46	2,000,000	1,991,842
Wendy’s Funding, LLC (b)	3.783%	06/15/49	690,000	720,733
TOTAL ASSET BACKED SECURITIES (COST $25,448,264)				25,255,365

U.S. GOVERNMENT AGENCIES — 45.7%
DEVELOPMENT FINANCE CORPORATION — 1.3%
DFC (PO)	0.000%	06/21/23	1,000,000	1,084,030
DFC (c)	0.130%	09/15/26	791,667	791,667
DFC	1.590%	04/15/28	2,000,000	1,991,275
DFC	1.650%	04/15/28	3,500,000	3,495,716
DFC	3.280%	09/15/29	876,939	946,234
DFC	3.540%	06/15/30	500,011	542,579
DFC	3.520%	09/20/32	767,857	841,117
DFC	3.820%	06/01/33	819,944	923,394
				10,616,012
FEDERAL HOME LOAN BANK — 4.8%
FHLB	3.250%	11/16/28	12,500,000	13,964,392
FHLB	5.500%	07/15/36	17,120,000	24,825,832
				38,790,224

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.7%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.1%
FHLMC	4.000%	11/01/24	$66,722	$70,041
FHLMC	0.375%	09/23/25	14,000,000	13,620,848
FHLMC	4.000%	10/01/25	40,863	42,936
FHLMC	2.875%	04/25/26	3,000,000	3,165,276
FHLMC	6.000%	04/01/27	55,331	60,853
FHLMC	2.500%	10/01/27	297,359	308,912
FHLMC	2.738%	04/25/29	2,348,733	2,467,205
FHLMC	2.412%	08/25/29	3,670,000	3,827,069
FHLMC	7.000%	02/01/30	15,295	15,348
FHLMC	7.500%	07/01/30	70,858	79,740
FHLMC	1.487%	11/25/30	2,500,000	2,440,029
FHLMC	1.878%	01/25/31	1,500,000	1,523,692
FHLMC	2.000%	01/25/31	3,000,000	3,051,600
FHLMC	7.000%	03/01/31	30,069	34,102
FHLMC	1.777%	10/25/31	2,000,000	1,996,135
FHLMC	2.091%	11/25/31	2,500,000	2,554,149
FHLMC	6.250%	07/15/32	1,550,000	2,226,698
FHLMC	3.000%	11/01/32	428,530	453,197
FHLMC	3.000%	11/01/32	556,729	588,776
FHLMC	5.500%	11/01/33	32,750	37,154
FHLMC (H15T1Y + 223.10) (c)	2.356%	05/01/34	31,548	33,021
FHLMC (H15T1Y + 223.10) (c)	2.356%	05/01/34	4,945	4,956
FHLMC	1.783%	06/25/34	2,084,061	2,081,129
FHLMC	5.000%	07/01/35	59,069	66,861
FHLMC	4.500%	10/01/35	86,350	95,216
FHLMC	2.438%	02/25/36	4,000,000	4,105,132
FHLMC	5.500%	03/01/36	25,218	28,779
FHLMC	5.500%	06/01/36	36,248	41,330
FHLMC	6.000%	06/01/36	30,602	34,347
FHLMC	5.500%	12/01/36	28,948	33,063
FHLMC	6.000%	08/01/37	17,614	20,437
FHLMC	5.000%	03/01/38	148,218	167,833
FHLMC	4.500%	06/01/39	154,379	170,767
FHLMC	5.000%	06/01/39	223,632	253,751
FHLMC	4.500%	07/01/39	145,884	161,383
FHLMC	4.500%	11/01/39	130,197	144,051
FHLMC	4.500%	09/01/40	202,817	224,348
FHLMC	4.500%	05/01/41	388,163	428,137
FHLMC	4.500%	07/01/41	446,080	491,473
FHLMC	5.000%	09/01/41	196,299	222,491
FHLMC	3.500%	10/01/41	224,769	241,766
FHLMC	4.000%	10/01/41	232,281	254,336
FHLMC	3.500%	02/01/42	354,313	381,220
FHLMC	4.000%	02/01/42	107,311	117,870
FHLMC	3.500%	06/01/42	441,084	474,928
FHLMC	3.500%	06/01/42	419,036	451,043
FHLMC	3.500%	08/01/42	500,355	538,577
FHLMC	3.000%	11/01/42	934,716	987,423
FHLMC	3.000%	01/01/43	521,396	550,744
FHLMC	3.000%	05/01/43	756,566	798,773
FHLMC	3.500%	10/01/44	435,670	466,157
FHLMC	3.500%	11/01/44	392,269	419,602
FHLMC	3.500%	04/01/45	494,964	528,821
FHLMC	3.000%	05/01/46	842,101	883,509
FHLMC	3.000%	12/01/46	2,004,336	2,108,267
FHLMC	3.500%	03/01/48	2,301,666	2,477,044

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.7%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.1%, continued
FHLMC	3.500%	03/01/49	$684,025	$721,306
FHLMC	3.500%	07/01/49	1,126,887	1,188,053
FHLMC	3.000%	09/01/49	1,191,941	1,235,198
FHLMC	3.000%	07/01/50	2,957,420	3,064,747
FHLMC	2.000%	08/01/50	3,657,536	3,649,514
FHLMC	2.000%	01/01/51	8,933,380	8,913,788
FHLMC	2.500%	04/01/51	8,980,383	9,176,101
FHLMC	2.000%	05/01/51	7,093,352	7,077,795
FHLMC	2.000%	08/01/51	4,655,806	4,645,595
				98,724,442
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.1%
FNMA	5.500%	06/01/22	397	398
FNMA	2.890%	07/01/22	2,211,768	2,234,081
FNMA	2.000%	10/05/22	3,500,000	3,544,382
FNMA	2.190%	01/01/23	1,840,197	1,856,485
FNMA	2.670%	12/01/23	2,274,556	2,328,912
FNMA (c)	2.639%	07/25/24	2,813,987	2,890,858
FNMA	2.625%	09/06/24	5,750,000	6,015,036
FNMA	2.890%	12/01/24	4,000,000	4,082,714
FNMA	3.080%	12/01/24	2,174,629	2,276,389
FNMA	2.710%	01/01/25	4,500,000	4,594,770
FNMA	5.000%	04/01/25	28,795	31,434
FNMA	0.500%	06/17/25	10,000,000	9,800,508
FNMA	5.000%	07/01/25	23,592	25,662
FNMA	3.500%	10/01/25	39,483	41,552
FNMA	5.000%	10/01/25	33,265	36,186
FNMA	5.500%	11/01/25	9	10
FNMA	0.500%	11/07/25	12,000,000	11,708,118
FNMA	4.000%	03/01/26	177,070	186,342
FNMA	2.910%	04/01/26	3,000,000	3,127,120
FNMA	2.125%	04/24/26	2,000,000	2,073,975
FNMA	2.254%	07/25/26	447,977	454,155
FNMA	8.500%	09/01/26	5,497	5,539
FNMA	2.500%	09/01/27	356,830	370,585
FNMA	0.750%	10/08/27	10,000,000	9,647,318
FNMA	2.500%	11/01/27	545,264	566,294
FNMA	2.500%	01/01/28	365,044	379,120
FNMA (c)	2.896%	01/25/28	1,176,175	1,198,434
FNMA (c)	3.430%	06/25/28	2,000,000	2,188,659
FNMA	2.522%	08/27/29	6,000,000	6,317,123
FNMA	0.875%	08/05/30	40,000,000	37,693,572
FNMA	6.625%	11/15/30	12,750,000	18,005,722
FNMA (c)	1.561%	11/25/30	3,000,000	2,926,479
FNMA (c)	1.429%	12/25/30	5,000,000	4,830,100
FNMA	1.250%	01/25/31	3,000,000	2,861,097
FNMA	1.376%	03/25/31	1,000,000	963,659
FNMA	2.000%	01/01/32	1,444,399	1,484,756
FNMA	3.000%	12/01/32	621,145	651,539
FNMA	6.000%	10/01/33	21,356	24,444
FNMA	5.500%	02/01/34	25,209	28,577
FNMA (H15T1Y + 211.70) (c)	2.242%	05/01/34	27,392	28,576
FNMA	6.000%	11/01/34	66,192	76,196
FNMA	5.500%	01/01/35	33,053	37,422
FNMA	2.500%	02/01/35	1,469,872	1,522,250
FNMA	5.000%	10/01/35	54,416	61,488
FNMA	5.500%	10/01/35	69,604	79,395
FNMA	6.000%	10/01/35	38,002	43,685

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.7%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.1%, continued
FNMA	5.500%	06/01/36	$20,988	$23,905
FNMA	6.000%	06/01/36	17,268	19,991
FNMA	5.500%	11/01/36	24,709	28,192
FNMA (12MO LIBOR + 156.50) (c)	1.940%	05/01/37	25,388	26,269
FNMA	5.625%	07/15/37	2,750,000	4,135,965
FNMA	4.500%	09/01/40	122,073	134,512
FNMA	4.500%	10/01/40	117,813	129,117
FNMA	4.000%	12/01/40	312,511	342,050
FNMA	4.000%	01/01/41	215,317	235,290
FNMA	3.500%	02/01/41	320,424	345,756
FNMA	4.000%	10/01/41	178,537	195,371
FNMA	4.000%	11/01/41	193,099	211,965
FNMA	4.000%	12/01/41	233,192	255,194
FNMA	4.000%	12/01/41	404,186	442,263
FNMA	4.000%	01/01/42	707,181	783,391
FNMA	3.500%	05/01/42	360,527	387,930
FNMA	3.000%	06/01/42	681,592	719,697
FNMA	3.000%	08/01/42	509,786	538,151
FNMA	3.000%	08/01/42	540,667	570,740
FNMA	3.500%	12/01/42	763,739	824,898
FNMA	3.000%	06/01/43	608,743	642,260
FNMA	4.000%	12/01/44	888,734	975,723
FNMA	3.500%	05/01/45	976,654	1,050,651
FNMA	3.000%	04/01/46	790,760	829,120
FNMA	3.500%	11/01/46	1,338,691	1,432,838
FNMA	4.000%	10/01/48	721,722	767,835
FNMA	4.000%	11/01/48	1,610,157	1,781,488
FNMA	3.500%	05/01/49	586,048	617,849
FNMA	4.000%	06/01/49	944,640	1,003,677

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.7%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 27.1%, continued
FNMA	3.500%	08/01/49	$2,311,969	$2,438,472
FNMA	3.000%	09/01/49	1,155,686	1,197,627
FNMA	3.000%	06/01/50	2,381,573	2,469,517
FNMA	2.500%	07/01/50	3,557,648	3,633,107
FNMA	2.500%	08/01/50	2,500,678	2,553,719
FNMA	3.000%	08/01/50	4,186,516	4,339,539
FNMA	2.000%	11/01/50	6,000,885	5,987,724
FNMA	2.000%	01/01/51	10,724,351	10,700,831
FNMA	2.000%	02/01/51	6,333,673	6,319,782
FNMA	2.500%	04/01/51	12,144,266	12,403,592
				220,797,114
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0% (f)
GNMA	7.000%	12/20/30	10,097	11,419
GNMA	7.000%	10/20/31	7,738	8,924
GNMA	7.000%	03/20/32	31,830	36,948
GNMA (H15T1Y + 150) (c)	2.000%	01/20/34	24,325	25,349
GNMA	5.500%	10/20/38	5,290	5,688
GNMA	6.500%	11/20/38	5,056	5,623
				93,951
SMALL BUSINESS ADMINISTRATION — 0.0% (f)
SBA (Prime — 2.65) (c)	0.600%	02/25/32	110,115	111,179

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 0.4%
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,533,225
Iraq AID Bond	2.149%	01/18/22	1,500,000	1,501,087
				3,034,312
TOTAL U.S. GOVERNMENT AGENCIES (COST $366,145,884)				372,167,234

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2021

	Shares	Fair Value
MONEY MARKET FUNDS — 3.6%
First American Government Obligations Fund - Class X, 0.03% (g) (COST $29,325,530)	29,325,530	$29,325,530

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 5.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (g)(h) (COST $44,027,878)	44,027,878	44,027,878

INVESTMENT COMPANIES — 0.4%
Pax High Yield Bond Fund - Institutional Class (COST $4,199,236)	530,984	3,653,168

TOTAL INVESTMENTS - (COST $833,477,317) — 104.9%		$854,694,785
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9%)		(40,011,629)
NET ASSETS — 100.0%		$814,683,156

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $43,142,581 (Note 8).
(b)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. As of December 31, 2021, these securities were valued at $92,359,779 or 11.3% of net assets.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$980,000	$980,000	0.1%
Calvert Social Investment Foundation, Inc. 0.400%, 12/15/22	12/15/21	500,000	500,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	1,650,000	1,650,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	950,000	950,000	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	550,000	540,710	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	980,000	980,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	400,000	400,000	0.0	%(f)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	1,400,000	1,397,200	0.2%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	650,000	650,000	0.1%
		$8,060,000	$8,047,910	1.0%

(e)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total fair vale of such securities was $368,390 as of December 31, 2021, representing 0.0% (f) of net assets.

(f)	Percentage rounds to less than 0.1%.
(g)	The rate shown is the 7-day effective yield as of December 31, 2021.

(h)	The security was purchased with cash collateral received from securities on loan (Note 8).

GMTN	— Global Medium-Term Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
LIBOR	— London Interbank Offered Rate
plc	— Public Liability Company
PO	— Principal Only security with a redemption price above par
SOFR	— Secured Overnight Financing Rate

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

International equities posted modest gains in 2021, supported by improving global economic activity and investor sentiment. Despite the toll of the ongoing pandemic, businesses broadly benefited from increasing vaccination rates and the easing of restrictions – both seen as major market catalysts, particularly in the first half of the year.

Returns in the second half of the year were dampened by labor shortages, supply chain disruptions, and ongoing uncertainty over the impact of new virus variants. For the full year, the MSCI All Country World ex-U.S. Index returned 7.82%. The Praxis International Index Fund’s Class I Shares returned 7.83%, and the Class A Shares (without Load) returned 7.22%.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign-developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index.

The application of ESG screens and scoring, and the lower number of holdings versus the benchmark, are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time. The objective over longer time horizons is for the Fund to perform in line with the benchmark before fees. Our Morningstar Historical Corporate Sustainability Percent Rank (as of November 30, 2021) is the 15th percentile and is a 4 out of 5 Globes Sustainability Rating.

During this period, these factors had a neutral contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s overweight to Industrials and Information Technology sectors contributed positively to relative returns. These results were partly offset by the underweight to the Energy and Materials sectors, which detracted from relative results. The largest company-specific contributors included an overweight to Genscript Biotech and Mitsui Osk Lines and an underweight to Novartis. Overall, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Brian Ko
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio manager as of Dec. 31, 2021, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis International Index Fund
Class A *	12/31/10	1.60%	10.93%	7.69%	5.97%	1.30%	1.30%
Class A (Without Load)	12/31/10	7.22%	12.94%	8.85%	6.55%
Class I	12/31/10	7.83%	13.70%	9.57%	7.23%	0.61%	0.61%
MSCI All Country World Index ex-U.S. [1]		7.82%	13.18%	9.61%	7.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021.

1    The MSCI All Country World Index ex-U.S. is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund

December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%
AUSTRALIA — 4.1%
ASX Ltd.	2,936	$198,179
Australia & New Zealand Banking Group Ltd. - ADR	3,292	66,186
Australia & New Zealand Banking Group Ltd.	40,646	812,447
Brambles Ltd.	31,975	246,962
Coles Group Ltd.	16,018	208,794
Commonwealth Bank of Australia - ADR	1,498	110,867
Commonwealth Bank of Australia	16,680	1,224,065
CSL Ltd. - ADR	7,282	770,436
CSL Ltd.	3,640	768,888
Dexus	119,299	963,892
Endeavour Group Ltd.	28,598	140,050
Fortescue Metals Group Ltd.	43,722	610,259
Goodman Group	44,189	850,838
GPT Group (The)	86,547	340,830
Julius Baer Group Ltd. - ADR	4,890	65,110
Macquarie Group Ltd. - ADR	2,747	412,352
Macquarie Group Ltd.	2,144	319,972
Mirvac Group	95,002	200,869
National Australia Bank Ltd.	36,653	768,054
Origin Energy Ltd.	86,549	329,519
REA Group Ltd.	2,913	354,817
Santos Ltd.	199,559	914,929
Scentre Group	175,279	402,443
SEEK Ltd.	32,750	780,023
Sonic Healthcare Ltd.	5,772	195,559
Stockland	77,989	240,263
Sydney Airport (a)	67,719	427,088
Transurban Group	97,178	975,805
Vicinity Centres	245,277	301,183
Wesfarmers Ltd.	24,534	1,057,085
Woolworths Group Ltd.	28,598	789,806
		15,847,570
AUSTRIA — 0.5%
Raiffeisen Bank International AG	31,491	927,598
Verbund AG	8,891	1,000,819
		1,928,417
BELGIUM — 0.4%
KBC Group N.V. - ADR	1,592	68,615
KBC Group N.V.	7,492	643,463
UCB S.A.	3,989	455,607
Umicore S.A.	6,207	252,561
		1,420,246
BERMUDA — 0.1%
Credicorp Ltd.	4,836	590,330

BRAZIL — 1.3%
Banco Bradesco S.A. - ADR	223,701	765,057
Banco do Brasil S.A. - ADR	95,339	490,996
Banco Santander Brasil S.A. - ADR	143,531	770,762
Cia Energética de Minas Gerais - ADR	165,084	401,154
Cia Siderurgica Nacional S.A. - ADR	61,221	271,821
Gerdau S.A. - ADR	79,331	390,309
Getnet Adquirencia e Servicos para Meios de Pagamento S.A. - ADR (a)	14,948	20,927
Natura & Co. Holding S.A. - ADR (a)	30,875	286,211
Sendas Distribuidora S.A. - ADR	17,197	203,784

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
BRAZIL — 1.3%, continued
Suzano S.A. - ADR (a)	45,067	$486,724
Telefónica Brasil S.A. - ADR (b)	94,189	814,735
		4,902,480
CANADA — 7.9%
Bank of Montreal	12,376	1,333,143
Bank of Nova Scotia (The) (b)	24,281	1,740,705
BlackBerry Ltd. (a)(b)	14,808	138,455
Cameco Corp.	19,979	435,742
Canadian Imperial Bank of Commerce	12,264	1,429,492
Canadian National Railway Co.	15,841	1,946,225
Canadian Pacific Railway Ltd.	16,665	1,198,880
CGI, Inc. (a)	8,100	716,850
Franco-Nevada Corp.	10,461	1,446,652
Gildan Activewear, Inc.	18,362	778,365
Manulife Financial Corp. (b)	76,580	1,460,381
Methanex Corp.	15,712	621,410
Nutrien Ltd.	11,843	890,594
Open Text Corp.	11,725	556,703
Restaurant Brands International, Inc.	11,589	703,220
Ritchie Bros. Auctioneers, Inc.	8,310	508,655
Royal Bank of Canada	32,068	3,403,697
Shaw Communications, Inc. - Class B	15,369	466,295
Shopify, Inc. - Class A (a)	1,405	1,935,233
Sun Life Financial, Inc.	20,815	1,159,187
Teck Resources Ltd. - Class B	44,613	1,285,747
Thomson Reuters Corp.	20,428	2,443,597
Toronto-Dominion Bank (The)	26,902	2,062,845
Wheaton Precious Metals Corp.	31,931	1,370,798
		30,032,871
CAYMAN ISLANDS — 6.1%
51job, Inc. - ADR (a)	7,902	386,645
Alibaba Group Holding Ltd. - ADR (a)	26,973	3,204,123
Autohome, Inc. - ADR	5,460	160,961
Baidu, Inc. - ADR (a)	5,628	837,390
Baozun, Inc. - ADR (a)	7,153	99,427
BeiGene Ltd. - ADR (a)	1,789	484,694
China Literature Ltd. (a)	42,400	266,477
China Mengniu Dairy Co. Ltd. (a)	36,000	204,090
ENN Energy Holdings Ltd.	21,000	395,405
GDS Holdings Ltd. - ADR (a)	3,256	153,553
Genscript Biotech Corp. (a)	112,000	495,603
Hengan International Group Co. Ltd.	132,500	682,336
HUYA, Inc. - ADR (a)	17,677	122,678
JD.com, Inc. - ADR (a)	11,792	826,266
Kingboard Holdings Ltd.	33,500	163,062
Kingdee International Software Group Co. Ltd. (a)	100,000	307,828
Logan Group Co. Ltd.	292,000	223,216
Meituan - ADR (a)	27,883	1,611,916
NetEase, Inc. - ADR	8,953	911,236
New Oriental Education & Technology Group, Inc. - ADR (a)	211,011	443,123
NIO, Inc. - ADR (a)	20,975	664,488
Noah Holdings Ltd. - ADR (a)	6,771	207,802
Shenzhou International Group Holdings Ltd.	48,000	922,869
Sunny Optical Technology Group Co. Ltd.	21,900	692,683
TAL Education Group - ADR (a)(b)	76,382	300,181
Tencent Holdings Ltd. - ADR (b)	87,007	5,072,508

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
CAYMAN ISLANDS — 6.1%, continued
Tencent Music Entertainment Group - ADR (a)	18,461	$126,458
Tingyi Cayman Islands Holding Corp.	172,000	353,417
Trip.com Group Ltd. - ADR (a)	17,114	421,347
Weibo Corp. - ADR (a)(b)	4,796	148,580
WuXi Biologics Cayman, Inc. (a)	108,000	1,282,027
XPeng, Inc. - ADR (a)(b)	9,118	458,909
Zai Lab Ltd. (a)	3,411	214,381
ZTO Express Cayman, Inc. - ADR	22,651	639,211
		23,484,890
CHILE — 0.2%
Enel Americas S.A. - ADR	53,811	292,732
Sociedad Quimica y Minera de Chile S.A. - ADR	10,597	534,407
		827,139
CHINA — 2.8%
Agricultural Bank of China Ltd. - H Shares	1,583,000	544,142
ANTA Sports Products Ltd.	50,400	755,687
Bank of China Ltd. - H Shares	1,903,000	685,870
BYD Co. Ltd. - H Shares	12,500	427,432
China Life Insurance Co. Ltd. - H Shares	188,000	311,542
China Longyuan Power Group Corp. Ltd. - H Shares	88,000	205,424
China Merchants Bank Co. Ltd. - H Shares	82,820	643,200
China Minsheng Banking Corp. Ltd. - H Shares	522,500	199,710
China Pacific Insurance Group Co. Ltd. - H Shares	100,200	271,816
China Resources Land Ltd.	134,000	563,736
China Vanke Co. Ltd. - H Shares	135,274	314,738
Haier Smart Home Co. Ltd. - H Shares	241,230	1,019,492
Industrial & Commercial Bank of China Ltd. - H Shares	1,118,000	630,945
iQIYI, Inc. - ADR (a)	20,060	91,474
Jiangsu Expressway Co. Ltd. - H Shares	510,000	522,654
New World Development Co. Ltd.	72,768	287,934
Ping An Insurance Group Co. of China Ltd. - H Shares	232,318	1,673,130
Sinopharm Group Co. Ltd. - H Shares	264,400	575,154
TravelSky Technology Ltd. - H Shares	113,000	190,156
Yum China Holdings, Inc.	14,762	735,738
		10,649,974
COLOMBIA — 0.3%
Bancolombia S.A. - ADR	34,647	1,094,499

DENMARK — 1.8%
A.P. Moller-Maersk A/S - Series B	74	265,448
Coloplast A/S - Series B	3,561	626,978
DSV A/S	4,551	1,063,391
Genmab A/S (a)	932	374,953
Novo Nordisk A/S - ADR	30,237	3,386,544
Orsted A/S	3,183	406,660
Pandora A/S	2,532	315,820
Vestas Wind Systems A/S	21,015	642,931
		7,082,725
FINLAND — 0.6%
Neste OYJ	11,871	585,848
Nokia Corp. - ADR (a)	119,187	741,343
Nordea Bank Abp	22,302	272,431
UPM-Kymmene OYJ	14,351	546,534
		2,146,156

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
FRANCE — 6.5%
Accor S.A. (a)	5,112	$165,532
Aeroports de Paris (a)	1,727	222,706
Air Liquide S.A. - ADR	2	70
Air Liquide S.A.	8,844	1,543,321
Alstom S.A. - ADR	41,500	144,835
Alstom S.A.	3,311	117,652
AXA S.A. - ADR	7,561	225,091
AXA S.A.	49,594	1,478,055
Bollore S.A.	32,780	183,562
Capgemini SE - ADR	6,425	314,439
Capgemini SE	2,481	608,531
Cie Generale des Etablissements Michelin SCA - ADR	18,110	593,827
Cie Generale des Etablissements Michelin SCA	1,074	176,209
CNP Assurances	24,456	605,415
Covivio	5,514	453,119
Danone S.A. - ADR	11,880	147,193
Danone S.A.	12,477	775,233
Dassault Systemes SE - ADR	3,725	222,308
Dassault Systemes SE	15,295	910,632
EssilorLuxottica S.A.	4,430	944,085
Eurofins Scientific SE	2,234	276,644
Faurecia SE	3,770	179,489
Gecina S.A.	1,220	170,656
Getlink SE	27,276	452,013
Groupe Bruxelles Lambert S.A.	6,989	780,833
Hermes International	830	1,451,036
Kering S.A.	1,378	1,108,705
Klepierre S.A.	15,984	379,315
Legrand S.A.	10,029	1,174,578
L’Oreal S.A. - ADR	21,745	2,074,908
L’Oreal S.A.	1,380	654,895
Orange S.A.	12,979	139,052
Publicis Groupe S.A.	8,339	561,881
Renault S.A. (a)	6,593	229,209
Sartorius Sedim Biotech	1,319	724,204
Schneider Electric SE	9,145	1,795,068
Solvay S.A.	2,892	336,402
Teleperformance	1,454	648,723
Unibail-Rodamco-Westfield (a)	2,894	202,969
Unibail-Rodamco-Westfield - CDI	45,646	158,201
Valeo	13,209	399,608
Vivendi SE - ADR	5,023	67,710
Vivendi SE	17,630	238,585
Wendel SE	2,330	279,515
Worldline S.A. (a)	6,160	343,617
		24,659,631
GERMANY — 4.5%
adidas AG - ADR	2,402	345,888
adidas AG	1,323	381,270
Allianz SE - ADR	82,320	1,943,575
Allianz SE	880	207,981
BASF SE	4,010	281,969
Bayerische Moteren Werke AG - ADR	2	67
Continental AG - ADR (a)	7,120	75,045
Continental AG (a)	2,550	270,237
Covestro AG	7,156	441,447
Daimler AG	18,669	1,436,191

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
GERMANY — 4.5%, continued
Daimler Truck Holding AG (a)	9,334	$343,040
Delivery Hero SE (a)	1,484	165,527
Deutsche Boerse AG	3,878	649,276
Deutsche Post AG - ADR	14,832	950,435
Deutsche Post AG	10,161	653,884
Deutsche Telekom AG - ADR	30,009	555,467
Deutsche Telekom AG	25,629	475,475
Fast Retailing Co. Ltd. - ADR	1,220	69,125
Fraport AG Frankfurt Airport Services Worldwide (a)	7,950	535,489
Henkel AG & Co. KGaA - ADR	11,920	235,062
Infineon Technologies AG - ADR	12,109	557,014
Infineon Technologies AG	8,718	404,445
Merck KGaA	2,316	598,375
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	561,033
Muenchener Rueckversicherungs-Gesellschaft AG	1,787	529,836
Sartorius AG	432	292,655
Siemens AG	10,943	1,901,636
Symrise AG	4,190	621,394
Telefonica Deutschland Holding AG	52,480	145,804
Vitesco Technologies Group AG (a)	973	47,842
Vonovia SE	18,005	993,902
Zalando SE (a)	6,837	553,590
		17,223,976
HONG KONG — 2.4%
AAC Technologies Holdings, Inc.	38,500	152,093
AIA Group Ltd. - ADR	35,494	1,431,278
AIA Group Ltd.	57,569	580,374
China Conch Venture Holdings Ltd.	155,091	757,894
Geely Automobile Holdings Ltd.	90,000	245,878
Guangdong Investment Ltd.	286,000	363,527
Hong Kong Exchanges & Clearing Ltd.	26,978	1,575,795
Lenovo Group Ltd.	562,000	645,864
Link REIT	95,500	840,893
Sino Land Co. Ltd.	168,000	209,231
Sun Art Retail Group Ltd.	477,000	191,496
Swire Properties Ltd.	206,350	517,161
Techtronic Industries Co. Ltd.	24,500	487,702
Wharf Holdings Ltd. (The)	166,000	509,930
Yuexiu Property Co. Ltd.	142,000	125,125
Zhongsheng Group Holdings Ltd.	62,500	487,395
		9,121,636
HUNGARY — 0.0% (c)
MOL Hungarian Oil & Gas plc - ADR	6,368	24,757

INDIA — 3.2%
Dr. Reddy’s Laboratories Ltd. - ADR	19,205	1,256,199
HDFC Bank Ltd. - ADR	30,589	1,990,426
ICICI Bank Ltd. - ADR	144,722	2,864,048
Infosys Ltd. - ADR	150,825	3,817,381
Wipro Ltd. - ADR	236,631	2,309,519
		12,237,573
INDONESIA — 0.6%
Bank Mandiri Persero Tbk PT - ADR	87,101	860,122
Telkom Indonesia Persero Tbk PT - ADR	50,040	1,450,660
		2,310,782

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
IRELAND — 0.4%
CRH plc - ADR	14,500	$765,600
Kingspan Group plc	1,339	160,022
Smurfit Kappa Group plc	10,442	575,700
		1,501,322
ISRAEL — 0.5%
Check Point Software Technologies Ltd. (a)	4,473	521,373
CyberArk Software Ltd. (a)	2,299	398,371
ICL Group Ltd.	39,641	383,328
Nice Ltd. - ADR (a)	2,630	798,468
		2,101,540
ITALY — 1.5%
Assicurazioni Generali S.p.A.	41,464	879,210
Enel S.p.A.	97,377	780,922
Intesa Sanpaolo S.p.A.	276,901	716,678
Mediobanca Banca di Credito Finanziario S.p.A.	29,677	341,492
Moncler S.p.A.	7,061	514,506
Poste Italiane S.p.A.	46,720	613,645
Telecom Italia S.p.A.	475,595	235,037
Terna - Rete Elettrica Nazionale	112,250	908,885
UniCredit S.p.A.	37,450	577,308
		5,567,683
JAPAN — 14.4%
Advantest Corp.	4,800	454,573
Aeon Co. Ltd.	14,100	331,867
AGC, Inc.	10,000	476,989
Ajinomoto Co., Inc.	17,000	516,512
Asahi Kasei Corp.	50,000	469,604
Astellas Pharma, Inc.	30,500	495,671
Bridgestone Corp.	28,756	1,236,465
Brothers Industries Ltd.	9,109	174,983
Canon, Inc.	27,100	659,505
Chiba Bank Ltd. (The) (a)	25,100	143,713
Chugai Pharmaceutical Co. Ltd.	14,700	477,028
Dai Nippon Printing Co. Ltd.	48,118	1,209,461
Dai-ichi Life Holdings, Inc.	16,346	330,266
Daiichi Sankyo Co. Ltd. - ADR (b)	5,703	145,484
Daiichi Sankyo Co. Ltd.	23,430	595,435
Daiwa House Industry Co. Ltd.	21,000	603,561
Daiwa Securities Group, Inc.	75,600	426,090
Denso Corp.	10,000	827,910
East Japan Railway Co.	7,329	450,385
ENEOS Holdings, Inc.	118,500	443,022
FANUC Corp. - ADR	10,090	214,816
FANUC Corp.	800	169,457
Fast Retailing Co. Ltd.	1,000	567,434
FUJIFILM Holdings Corp. - ADR	8,601	638,538
FUJIFILM Holdings Corp.	1,500	111,115
Fujitsu Ltd.	3,390	581,116
Honda Motor Co. Ltd.	17,400	488,301
Hoya Corp. - ADR	1,273	190,403
Hoya Corp.	6,861	1,019,937
Hulic Co. Ltd.	17,500	166,034
Japan Post Holdings Co. Ltd.	28,451	221,681
Kao Corp. - ADR (b)	6,745	70,485
Kao Corp.	17,800	930,851
KDDI Corp. - ADR	43,814	641,875
Keyence Corp.	3,600	2,260,771

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
JAPAN — 14.4%, continued
Kubota Corp. - ADR (b)	5,277	$589,546
Kubota Corp.	24,000	532,455
Lixil Corp.	15,100	402,109
M3, Inc.	8,400	422,784
Mitsubishi Corp.	30,400	964,585
Mitsubishi UFJ Financial Group, Inc. - ADR (b)	25,008	136,544
Mitsubishi UFJ Financial Group, Inc.	251,004	1,362,784
Mitsui & Co. Ltd. - ADR	1,204	571,418
Mitsui & Co. Ltd.	27,090	641,021
Mitsui OSK Lines Ltd.	9,900	734,563
Mizuho Financial Group, Inc.	84,800	1,077,894
Murata Manufacturing Co. Ltd. - ADR	916	18,274
Murata Manufacturing Co. Ltd.	12,900	1,026,311
Nexon Co. Ltd.	13,700	264,723
Nidec Corp. - ADR	34,780	1,026,358
Nintendo Co. Ltd. - ADR	14,840	866,211
Nintendo Co. Ltd.	300	139,839
Nippon Prologis REIT, Inc.	101	357,151
Nippon Telegraph & Telephone Corp.	12,900	353,050
Nippon Yusen KK	4,600	350,105
Nomura Holdings, Inc. - ADR (b)	87,051	376,931
Nomura Holdings, Inc.	37,100	161,716
Nomura Real Estate Master Fund, Inc.	164	230,546
Nomura Research Institute Ltd.	10,200	437,344
NSK Ltd.	30,400	194,924
Odakyu Electric Railway Co. Ltd. (a)	11,700	217,132
Omron Corp.	7,900	786,589
Oriental Land Co. Ltd.	2,960	498,790
PeptiDream, Inc. (a)	9,870	218,243
Pinduoduo, Inc. - ADR (a)	995	58,009
Rakuten Group, Inc.	12,276	123,083
Recruit Holdings Co. Ltd.	20,650	1,250,874
Seibu Holdings, Inc. (a)	40,300	376,750
Seiko Epson Corp.	19,500	350,874
Sekisui House Ltd. - ADR	21,690	471,324
Sekisui House Ltd.	8,000	171,612
Seven & i Holdings Co. Ltd.	17,400	764,350
Shimadzu Corp.	17,000	717,091
Shimano, Inc.	2,084	555,144
Shin-Etsu Chemical Co. Ltd.	6,100	1,055,736
Shiseido Co. Ltd. - ADR	7,565	422,634
Shiseido Co. Ltd.	2,100	117,027
SMC Corp.	678	457,058
SoftBank Group Corp. - ADR	12,750	306,638
SoftBank Group Corp.	13,000	613,761
Sony Group Corp. - ADR	23,139	2,924,770
Sumitomo Corp.	23,254	343,566
Sumitomo Metal Mining Co. Ltd.	8,000	302,354
Sumitomo Mitsui Trust Holdings, Inc.	19,600	654,429
Suntory Beverage & Food Ltd.	9,500	343,363
Sysmex Corp.	1,200	162,124
Takeda Pharmaceutical Co. Ltd. - ADR	17,704	241,306
Takeda Pharmaceutical Co. Ltd.	34,000	926,679
TDK Corp.	5,900	230,162
Terumo Corp.	10,972	463,295
Toho Co. Ltd.	4,000	171,160
Tokyo Electron Ltd. - ADR	1,464	210,670
Tokyo Electron Ltd.	1,900	1,094,138

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
JAPAN — 14.4%, continued
Toppan, Inc.	55,900	$1,047,120
Toray Industries, Inc.	50,000	296,185
Toyota Motor Corp. - ADR (b)	11,838	2,193,581
USS Co. Ltd.	21,120	329,561
Yamaha Corp.	6,577	324,001
Yamaha Motor Co. Ltd.	17,300	414,700
Yaskawa Electric Corp.	4,700	230,310
Yokogawa Electric Corp.	15,500	279,304
Z Holdings Corp.	24,033	139,357
		54,835,378
JERSEY — 0.9%
Experian plc - ADR	11,145	549,560
Ferguson plc	508	90,029
Ferguson plc	5,680	1,018,935
Glencore plc (a)	248,450	1,259,772
WPP plc - ADR	1,188	89,753
WPP plc	34,966	529,358
		3,537,407
LUXEMBOURG — 0.6%
ArcelorMittal S.A.	21,319	678,584
Aroundtown S.A.	40,112	242,882
Tenaris S.A. - ADR	42,297	882,315
Tenaris S.A.	35,185	368,830
		2,172,611
MEXICO — 1.2%
América Móvil S.A.B. de C.V. - Class L - ADR	16,903	356,822
Coca-Cola Femsa S.A.B. de C.V. - ADR	12,760	699,121
Fomento Economico Mexicano S.A.B. de C.V. - ADR	12,658	983,653
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (a)	2,661	365,808
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	2,464	507,978
Grupo Televisa S.A.B. - ADR	39,194	367,248
Wal-Mart de Mexico S.A.B. de C.V. - ADR	32,608	1,214,648
		4,495,278
NETHERLANDS — 3.9%
ABN AMRO Bank N.V.	13,321	195,827
Adyen N.V. (a)	349	918,181
AEGON N.V.	48,989	242,006
Akzo Nobel N.V. - ADR	9,200	338,008
ASML Holding N.V.	6,611	5,263,282
ING Groep N.V. - ADR	40,673	566,168
ING Groep N.V.	16,762	233,554
Koninklijke Ahold Delhaize N.V. - ADR	24,466	841,630
Koninklijke Ahold Delhaize N.V.	5,491	188,335
Koninklijke DSM N.V.	4,332	976,253
Koninklijke Philips N.V.	16,004	589,747
Koninklijke Vopak N.V.	9,397	329,419
NN Group N.V.	5,475	296,682
Prosus N.V. - ADR	16,755	278,301
Prosus N.V. (a)	7,393	618,720
QIAGEN N.V. (a)	7,847	436,136
Stellantis N.V.	42,053	798,270
STMicroelectronics N.V. (b)	14,434	705,534
Universal Music Group N.V.	17,630	497,236
Wolters Kluwer N.V.	5,108	602,309
		14,915,598

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
NORWAY — 1.3%
Equinor ASA - ADR	158,981	$4,185,970
Norsk Hydro ASA	112,833	890,121
		5,076,091
PHILIPPINES — 0.2%
PLDT, Inc. - ADR (b)	26,933	962,047

PORTUGAL — 0.4%
EDP - Energias de Portugal S.A.	50,604	278,305
Galp Energia SGPS S.A.	115,368	1,118,752
Jeronimo Martins SGPS S.A.	6,756	154,559
		1,551,616
RUSSIA — 0.2%
Mobile TeleSystems PJSC - ADR	86,910	690,934

SINGAPORE — 1.1%
Ascendas Real Estate Investment Trust	167,800	367,036
BOC Aviation Ltd.	60,500	443,086
CapitaLand Integrated Commercial Trust	387,425	586,020
CapitaLand Investment Ltd. (a)	183,000	462,700
City Developments Ltd.	151,500	764,987
DBS Group Holdings Ltd. - ADR	11,392	1,109,125
Venture Corp. Ltd.	30,000	407,290
		4,140,244
SOUTH AFRICA — 1.0%
FirstRand Ltd.	201,574	768,277
Gold Fields Ltd. - ADR (b)	27,396	301,082
Impala Platinum Holdings Ltd. - ADR	34,408	482,228
Mr Price Group Ltd.	43,236	540,714
MTN Group Ltd. (a)	16,283	174,250
MultiChoice Group Ltd.	42,475	324,922
Naspers Ltd. - Class N - ADR	23,935	741,985
Standard Bank Group Ltd.	45,767	401,690
		3,735,148
SOUTH KOREA — 4.3%
Hyundai Mobis Co. Ltd.	5,180	1,107,274
KB Financial Group, Inc. - ADR	27,719	1,279,509
KT Corp. - ADR	39,515	496,704
LG Chem Ltd. (a)	949	490,206
LG Display Co. Ltd. - ADR (a)	3	30
NAVER Corp. (a)	4,103	1,304,383
POSCO - ADR	19,790	1,153,559
Samsung Electronics Co. Ltd.	85,303	5,610,013
Shinhan Financial Group Co. Ltd. - ADR	35,724	1,104,229
Shinhan Financial Group Co. Ltd.	11,989	370,569
SK Hynix, Inc.	11,452	1,260,058
SK Telecom Co. Ltd. - ADR	34,054	908,209
Woori Financial Group, Inc. - ADR	38,936	1,251,014
		16,335,757
SPAIN — 1.8%
Aena SME S.A. (a)	3,249	513,273
Amadeus IT Group S.A. (a)	8,543	579,905
Banco Bilbao Vizcaya Argentaria S.A.	63,151	377,353
Cellnex Telecom S.A.	5,004	291,492
Iberdrola S.A. - ADR (b)	12,778	603,249
Iberdrola S.A.	29,928	354,599
Industria de Diseno Textil S.A. - ADR	15,434	249,861

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
SPAIN — 1.8%, continued
Industria de Diseno Textil S.A.	28,657	$930,553
Naturgy Energy Group S.A.	12,657	412,440
Repsol S.A.	140,542	1,669,356
Siemens Gamesa Renewable Energy S.A. (a)	9,443	226,456
Telefónica S.A. - ADR (b)	34,242	145,186
Telefónica S.A.	98,803	433,177
		6,786,900
SWEDEN — 2.1%
Assa Abloy AB - Class B	14,650	447,313
Atlas Copco AB - A Shares	8,922	617,231
Atlas Copco AB - Class A - ADR	10,074	698,229
Boliden AB	25,785	997,666
Essity AB - Series B	12,219	399,021
H & M Hennes & Mauritz AB - B Shares	19,185	377,683
Hexagon AB - B Shares	58,429	927,864
ICA Gruppen AB	2,274	134,340
Industrivarden AB	4,336	138,240
Kinnevik AB - Series B (a)	5,221	186,282
L E Lundbergforetagen AB - B Shares	3,130	175,775
Lundin Energy AB	30,924	1,109,329
Sandvik AB - ADR	13,048	364,692
Sandvik AB	17,709	494,513
Svenska Cellulosa AB S.C.A. - Series B	16,418	291,757
Svenska Handelsbanken AB - A Shares	28,263	305,755
Telefonaktiebolaget LM Ericsson - B Shares	26,375	290,958
Telia Co. AB	45,208	176,942
		8,133,590
SWITZERLAND — 6.8%
ABB Ltd. - ADR	33,452	1,276,863
Adecco Group AG	12,791	653,360
Barry Callebaut AG	553	1,343,251
Chocoladefabiken Lindt & Spruengli AG	12	166,130
Coca-Cola HBC AG (a)	9,890	341,717
Credit Suisse Group AG - ADR	11,870	114,427
Credit Suisse Group AG	32,523	316,282
Geberit AG	1,978	1,615,703
Givaudan S.A.	272	1,428,723
Groupe Bruxelles Lambert S.A.	2,460	274,774
Holcim Ltd. (a)	8,532	434,970
Julius Baer Group Ltd.	2,643	177,243
Keuhne + Nagel International AG	806	260,097
Logitech International S.A. (b)	4,649	383,450
Lonza Group AG - ADR	1,070	89,345
Lonza Group AG	1,788	1,492,646
Nestlé S.A. - ADR	36,016	5,055,566
Partners Group Holding AG	644	1,067,686
Roche Holding AG - ADR	81,648	4,220,385
Roche Holding AG	1,109	460,837
Sika AG	852	355,070
Sonova Holding AG	891	349,446
Swatch Group AG (The)	828	253,219
Swiss Re AG	6,096	603,118
Swisscom AG	1,612	909,279
Temenos AG	2,679	370,150
UBS Group AG	26,130	470,300
UBS Group AG	2	36
Zurich Insurance Group AG - ADR	24,700	1,086,800

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
SWITZERLAND — 6.8%, continued
Zurich Insurance Group AG	492	$215,934
		25,786,807
TAIWAN — 4.9%
ASE Technology Holding Co. Ltd. - ADR	126,937	991,378
AU Optronics Corp. - ADR	144,653	1,187,601
Chunghwa Telecom Co. Ltd. - ADR	106,743	4,505,622
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	89,014	10,709,275
United Microelectronics Corp. - ADR (b)	114,499	1,339,638
		18,733,514
TURKEY — 0.1%
Turkcell Iletisim Hizmetleri A.S. - ADR (b)	153,220	550,060

UNITED KINGDOM — 7.6%
3i Group plc	68,813	1,348,399
Antofagasta plc	47,452	858,598
Ashtead Group plc	11,037	886,877
AstraZeneca plc - ADR	43,204	2,516,633
Aviva plc	71,300	395,709
Barratt Developments plc	30,225	305,737
Berkeley Group Holdings plc (The)	4,126	266,374
British Land Co. plc (The)	62,287	447,103
BT Group plc	130,919	300,179
Burberry Group plc	13,434	330,186
Coca-Cola Europacific Partners plc	9,316	521,044
Compass Group plc (a)	35,682	796,665
GlaxoSmithKline plc - ADR	42,461	1,872,530
Halma plc	17,839	771,969
HSBC Holdings plc - ADR	47,848	1,442,617
HSBC Holdings plc	27,340	165,858
Informa plc (a)	99,047	691,951
InterContinental Hotels Group plc - ADR (a)	4,765	310,726
InterContinental Hotels Group plc (a)	732	47,327
ITV plc (a)	307,997	460,452
J Sainsbury plc	72,533	270,526
Kingfisher plc	106,863	488,887
Land Securities Group plc	37,958	398,434
Legal & General Group plc	210,040	845,023
Lloyds Banking Group plc	437,921	283,046
London Stock Exchange Group plc	7,929	743,072
Mondi plc	22,757	561,947
National Grid plc - ADR	2,629	190,129

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
UNITED KINGDOM — 7.6%, continued
NatWest Group plc	172,577	$526,737
PEARSON plc - ADR (b)	18,612	156,341
PEARSON plc	29,189	241,969
Prudential plc - ADR	16,409	564,962
Reckitt Benckiser Group plc - ADR (b)	34,350	601,125
Reckitt Benckiser Group plc	3,212	275,474
RELX plc - ADR	13,076	426,408
RELX plc	51,880	1,685,204
Rentokil Initial plc	56,496	446,180
Sage Group plc (The) - ADR	2,320	110,641
Sage Group plc (The)	33,781	389,491
Segro plc	65,385	1,269,732
Severn Trent plc	7,033	280,285
Taylor Wimpey plc	86,126	204,405
Tesco plc - ADR	5,503	65,871
Tesco plc	91,147	357,331
Unilever plc - ADR	34,660	1,864,361
United Utilities Group plc	26,646	392,409
Vodafone Group plc - ADR	41,227	615,519
		28,992,443
TOTAL COMMON STOCKS (Cost $238,002,817)		$376,187,620

	Coupon	Maturity	Par Value	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	2.000%	06/15/22	$290,000	$290,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	870,000	870,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	480,000	480,000
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	450,000	442,399
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	290,000	290,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	120,000	120,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	500,000	499,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	400,000	400,000
TOTAL CORPORATE NOTES (Cost $3,400,000)				3,391,399

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2021

	Shares	Fair Value
MONEY MARKET FUNDS — 0.3%
First American Government Obligations Fund - Class X, 0.03% (e) (Cost $1,115,658)	1,115,658	$1,115,658

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING— 3.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (e)(f) (Cost $14,049,265)	14,049,265	14,049,265

TOTAL INVESTMENTS - (Cost $256,567,740) — 103.4%		$394,743,942
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4%)		(13,089,616)
NET ASSETS — 100.0%		$381,654,326

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $13,585,166 (Note 8).
(c)	Percentage rounds to less than 0.1%.
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$290,000	$290,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	870,000	870,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	480,000	480,000	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	450,000	442,399	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	290,000	290,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	120,000	120,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	500,000	499,000	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	400,000	400,000	0.1%
		$3,400,000	$3,391,399	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2021.
(f)	The security was purchased with cash collateral received from securities on loan (Note 8).

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
plc	— Public Liability Company
REIT	— Real Estate Investment Trust
Common Stocks by Sector/Industry (Unaudited)	% of Net Assets
Communications — 10.3%
Advertising & Marketing	0.3%
Cable & Satellite	0.3%
Entertainment Content	0.6%
Internet Media & Services	4.2%
Publishing & Broadcasting	0.4%
Telecommunications	4.5%

Common Stocks by Sector/Industry (Unaudited)	% of Net Assets
Consumer Discretionary — 10.3%
Apparel & Textile Products	1.5%
Automotive	3.2%
Consumer Services	0.2%
E-Commerce Discretionary	1.3%
Home Construction	1.1%
Leisure Facilities & Services	0.7%
Leisure Products	0.2%
Retail - Discretionary	1.8%
Wholesale - Discretionary	0.3%
Consumer Staples — 7.0%
Beverages	0.8%
Food	2.1%
Household Products	2.3%
Retail - Consumer Staples	1.5%
Wholesale - Consumer Staples	0.3%
Energy — 2.9%
Oil & Gas Producers	2.7%
Renewable Energy	0.2%
Financials — 18.4%
Asset Management	1.2%
Banking	11.3%
Institutional Financial Services	1.1%
Insurance	4.7%
Specialty Finance	0.1%
Health Care — 8.3%
Biotech & Pharma	5.4%
Health Care Facilities & Services	1.0%
Medical Equipment & Devices	1.9%
Industrials — 10.4%
Commercial Support Services	1.7%
Diversified Industrials	0.5%
Electrical Equipment	1.8%
Engineering & Construction	0.1%
Industrial Intermediate Products	0.1%
Industrial Support Services	0.7%
Machinery	1.9%
Transportation & Logistics	3.5%
Transportation Equipment	0.1%
Materials — 8.4%
Chemicals	2.9%
Construction Materials	0.6%
Containers & Packaging	0.4%
Forestry, Paper & Wood Products	0.3%
Metals & Mining	2.9%
Steel	1.3%
Real Estate — 3.9%
Real Estate Owners & Developers	1.5%
REITs	2.4%
Technology — 16.6%
Semiconductors	6.0%
Software	1.2%
Technology Hardware	4.8%
Technology Services	4.6%
Utilities — 2.0%
Electric & Gas Marketing & Trading	0.2%
Electric Utilities	1.4%
Gas & Water Utilities	0.4%
98.5%

See accompanying notes to financial statements.

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

In perusing various year end commentaries, I am noting many references to “all-time highs.” This can be exhilarating when referencing stock market levels and returns and sobering when used in the context of the continuing COVID-19 pandemic.

Growth stocks as measured by the S&P 500 Growth Index had another banner year, ending 2021 with a positive return of 31.99%, only slightly lower than the 33.49% return achieved in 2020. Value stocks as measured by the S&P 500 Value Index rebounded, ending 2021 with a 24.90% return, much higher than the 1.36% return achieved in 2020. For U.S. Large Cap Stock returns during 2021, a graph of the S&P 500 looks like a steady, though undulating climb up a hillside – reaching an all-time high in late December before a small retreat, providing an annual return of 28.71%. In fact, the S&P 500 had 70 record highs on the close throughout 2021.

In a review of sector breakouts for large cap stocks, all returns were in the double-digits with the energy sector leading the way with a 54% return. Real Estate was up over 46%, with utilities returning 18% and Consumer Staples up 19%.

While the value style of investing outperformed the growth style early in 2021, growth continued its dominance for the year. The S&P 500 Growth Index returned 31.99% while the S&P 500 Value Index returned 24.90%.

The Praxis Growth Index Fund Class I Shares returned a positive 31.97%, slightly underperforming the 31.99% return of its benchmark, the S&P Growth Index. The Praxis Growth Index Fund Class A Shares (Without Load) returned a positive 31.60%.

Stock specific and industry factors were the leading contributors to positive relative performance. Fundamental and other factors were the leading contributors to negative relative performance. One stock example – being overweight Accenture was a positive contributor, as Accenture was up 60.1% during the year. Current SEC diversification rules continue to limit our ability to increase holdings in the highest-weighted names in our benchmark index, making it more difficult to mirror benchmark performance.

The Praxis Value Index Fund Class I Shares returned 25.08%, outperforming by 0.18% the 24.90% return of the S&P 500 Value Index, the Fund’s benchmark. The Praxis Value Index Fund Class A Shares (without load) returned 24.52%.

Stock-specific factors (versus industry and fundamental factors) were the leading contributors to positive relative performance. As an example, not owning Boeing (weapons screen) was a positive contributor, as Boeing was down 5.95% for the year.

This past year, we started to integrate tax optimization tools into management of the Fund by tracking holdings at the tax lot level as a primary input. Over time, this will help us manage net capital gains during our routine trading.

Our Values + ESG screening framework plus ESG data integration causes differences in returns from our indexes. We use optimization tools to offset those impacts. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank (as of November 30, 2021) for both funds is the 10th percentile and is a 5 out of 5 Globes Sustainability Rating. The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list once again caused some realignment of portfolio holdings near year end.

We continue to be pleased with the performance of the Funds which have delivered returns close to their benchmarks while also incorporating our Values + ESG screens, and good Sustainalytics ESG scores.

Dale Snyder, CFA®
Praxis Growth and Value Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2021, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Value Index Fund
Class A *	5/1/01	17.98%	17.36%	11.46%	12.37%	0.87%	0.87%
Class A (Without Load)	5/1/01	24.52%	19.47%	12.67%	12.97%
Class I	5/1/06	25.08%	20.00%	13.18%	13.55%	0.40%	0.40%
S&P 500 Value Index [1]		24.90%	18.65%	11.90%	13.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio, earnings to price ratio, and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Praxis Value Index Fund Schedule of Investments

Praxis Value Index Fund

December 31, 2021

Schedule of Investments

Praxis Value Index Fund

December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.3%
ADVERTISING & MARKETING — 0.2%
Omnicom Group, Inc. (a)	10,229	$749,479

AEROSPACE & DEFENSE — 0.1%
Howmet Aerospace, Inc.	14,090	448,485

APPAREL & TEXTILE PRODUCTS — 0.6%
NIKE, Inc. - Class B	13,090	2,181,710
VF Corp.	7,520	550,615
		2,732,325
ASSET MANAGEMENT — 0.7%
Ameriprise Financial, Inc.	1,540	464,557
BlackRock, Inc.	1,872	1,713,928
Charles Schwab Corp. (The)	11,220	943,602
		3,122,087
AUTOMOTIVE — 0.5%
BorgWarner, Inc.	14,870	670,191
Ford Motor Co.	81,853	1,700,087
		2,370,278
BANKING — 5.5%
Bank of America Corp.	101,100	4,497,939
Citigroup, Inc.	46,336	2,798,231
Citizens Financial Group, Inc.	10,900	515,025
Fifth Third Bancorp	19,490	848,789
Huntington Bancshares, Inc.	33,170	511,481
JPMorgan Chase & Co.	40,025	6,337,959
KeyCorp	21,488	497,017
M&T Bank Corp.	3,136	481,627
People’s United Financial, Inc.	32,700	582,714
PNC Financial Services Group, Inc. (The)	11,651	2,336,259
Regions Financial Corp.	24,860	541,948
Truist Financial Corp.	40,200	2,353,710
U.S. Bancorp	34,817	1,955,671
		24,258,370
BEVERAGES — 2.5%
Coca-Cola Co. (The)	106,520	6,307,049
PepsiCo, Inc.	25,859	4,491,967
		10,799,016
BIOTECH & PHARMA — 6.9%
AbbVie, Inc.	17,386	2,354,064
Amgen, Inc.	9,544	2,147,114
Biogen, Inc. (b)	4,260	1,022,059
Bristol-Myers Squibb Co.	58,209	3,629,331
Gilead Sciences, Inc.	32,650	2,370,716
Johnson & Johnson	67,211	11,497,786
Merck & Co., Inc.	63,440	4,862,042
Organon & Co.	8,704	265,037
Vertex Pharmaceuticals, Inc. (b)	1,570	344,772
Viatris, Inc.	69,350	938,305
Zoetis, Inc.	3,990	973,680
		30,404,906
CABLE & SATELLITE — 1.6%
Charter Communications, Inc. - Class A (a)(b)	2,500	1,629,925
Comcast Corp. - Class A	106,700	5,370,211
		7,000,136

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
CHEMICALS — 4.9%
Air Products & Chemicals, Inc.	7,687	$2,338,847
Dow, Inc.	19,230	1,090,725
DuPont de Nemours, Inc.	12,548	1,013,627
Eastman Chemical Co.	3,900	471,549
Ecolab, Inc.	7,050	1,653,859
International Flavors & Fragrances, Inc.	8,452	1,273,294
Linde plc	10,886	3,771,237
LyondellBasell Industries N.V. - Class A	79,120	7,297,238
PPG Industries, Inc.	8,450	1,457,118
Sherwin-Williams Co. (The)	2,880	1,014,221
		21,381,715
COMMERCIAL SUPPORT SERVICES — 1.6%
Republic Services, Inc.	11,450	1,596,703
Robert Half International, Inc.	5,180	577,674
Rollins, Inc.	15,340	524,781
Waste Management, Inc.	25,070	4,184,183
		6,883,341
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	730	321,580

CONTAINERS & PACKAGING — 0.6%
Ball Corp.	18,428	1,774,063
International Paper Co.	12,160	571,277
WestRock Co.	10,430	462,675
		2,808,015
DIVERSIFIED INDUSTRIALS — 1.2%
Dover Corp.	5,253	953,945
Emerson Electric Co.	15,354	1,427,461
Illinois Tool Works, Inc. (a)	11,135	2,748,118
		5,129,524
ELECTRIC UTILITIES — 4.9%
AES Corp. (The)	27,234	661,786
Ameren Corp. (a)	7,200	640,872
American Electric Power Co., Inc.	16,270	1,447,542
CMS Energy Corp.	12,530	815,076
Consolidated Edison, Inc. (a)	26,561	2,266,184
DTE Energy Co.	4,170	498,482
Duke Energy Corp.	29,724	3,118,048
Edison International	11,827	807,193
Eversource Energy	13,860	1,260,983
NextEra Energy, Inc.	49,300	4,602,648
PPL Corp.	16,050	482,463
Sempra Energy	15,043	1,989,888
Southern Co. (The)	31,681	2,172,683
Xcel Energy, Inc.	14,114	955,518
		21,719,366
ELECTRICAL EQUIPMENT — 3.6%
AMETEK, Inc.	8,550	1,257,192
Carrier Global Corp.	22,720	1,232,333
Fortive Corp.	12,900	984,141
Johnson Controls International plc	75,907	6,171,998
Keysight Technologies, Inc. (b)	4,270	881,798
Otis Worldwide Corp.	9,260	806,268
Rockwell Automation, Inc.	6,600	2,302,410
Roper Technologies, Inc.	4,510	2,218,288
		15,854,428

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
ENTERTAINMENT CONTENT — 2.4%
Activision Blizzard, Inc.	18,000	$1,197,540
Discovery, Inc. (a)(b)	19,010	447,495
Electronic Arts, Inc.	5,570	$734,683
Fox Corp. - Class A (a)	15,020	554,238
ViacomCBS, Inc. - Class B (a)	14,766	445,638
Walt Disney Co. (The) (b)	46,899	7,264,186
		10,643,780
FOOD — 2.4%
Campbell Soup Co. (a)	24,510	1,065,205
Conagra Brands, Inc. (a)	16,070	548,791
General Mills, Inc. (a)	33,564	2,261,542
Hershey Co. (The)	2,830	547,520
Hormel Foods Corp.	15,960	779,008
J.M. Smucker Co. (The) (a)	3,710	503,892
Kellogg Co. (a)	6,820	439,344
Kraft Heinz Co. (The)	15,150	543,885
McCormick & Co., Inc. (a)	6,090	588,355
Mondelez International, Inc. - Class A	40,482	2,684,361
Tyson Foods, Inc. - Class A	9,110	794,028
		10,755,931
GAS & WATER UTILITIES — 0.4%
American Water Works Co., Inc.	4,630	874,422
NiSource, Inc.	29,770	821,949
		1,696,371
HEALTH CARE FACILITIES & SERVICES — 4.9%
AmerisourceBergen Corp.	8,740	1,161,458
Anthem, Inc.	6,020	2,790,511
Cardinal Health, Inc.	11,920	613,761
Catalent, Inc. (b)	1,690	216,371
Cigna Corp.	10,122	2,324,315
CVS Health Corp.	26,514	2,735,184
HCA Healthcare, Inc.	1,420	364,826
Henry Schein, Inc. (b)	5,390	417,887
Humana, Inc.	2,510	1,164,289
IQVIA Holdings, Inc. (b)	2,920	823,849
Laboratory Corp. of America Holdings (b)	2,120	666,125
McKesson Corp.	5,714	1,420,329
Quest Diagnostics, Inc.	2,720	470,587
UnitedHealth Group, Inc.	12,450	6,251,643
		21,421,135
HOME & OFFICE PRODUCTS — 0.2%
Newell Brands, Inc.	23,240	507,562
Whirlpool Corp. (a)	1,570	368,416
		875,978
HOME CONSTRUCTION — 0.2%
Mohawk Industries, Inc. (b)	4,070	741,473

HOUSEHOLD PRODUCTS — 3.5%
Church & Dwight Co., Inc.	6,650	681,625
Clorox Co. (The) (a)	2,790	486,465
Colgate-Palmolive Co.	26,230	2,238,468
Kimberly-Clark Corp.	9,910	1,416,337
Procter & Gamble Co. (The)	64,036	10,475,009
		15,297,904

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
INDUSTRIAL SUPPORT SERVICES — 0.4%
Fastenal Co.	9,800	$627,788
W.W. Grainger, Inc.	2,100	1,088,304
		1,716,092
INSTITUTIONAL FINANCIAL SERVICES — 1.9%
Bank of New York Mellon Corp. (The)	38,024	2,208,434
CME Group, Inc.	9,190	2,099,547
Intercontinental Exchange, Inc.	5,470	748,132
Morgan Stanley	17,641	1,731,641
Northern Trust Corp.	6,297	753,184
State Street Corp.	11,280	1,049,040
		8,589,978
INSURANCE — 4.7%
Aflac, Inc.	38,140	2,226,995
Allstate Corp. (The)	10,919	1,284,620
American International Group, Inc.	22,987	1,307,041
Arthur J. Gallagher & Co.	2,930	497,133
Assurant, Inc.	4,170	649,936
Berkley (W.R.) Corp.	3,380	278,478
Cincinnati Financial Corp.	1,082	123,272
Globe Life, Inc.	13,580	1,272,718
Hartford Financial Services Group, Inc. (The)	10,830	747,703
Lincoln National Corp.	7,310	498,981
Loews Corp.	25,180	1,454,397
Marsh & McLennan Cos., Inc.	7,150	1,242,813
MetLife, Inc.	35,413	2,212,958
Principal Financial Group, Inc.	11,170	807,926
Progressive Corp. (The)	16,630	1,707,070
Prudential Financial, Inc.	23,410	2,533,898
Travelers Cos., Inc. (The) (a)	11,393	1,782,207
		20,628,146
INTERNET MEDIA & SERVICES — 0.9%
Booking Holdings, Inc. (b)	880	2,111,322
Expedia Group, Inc. (b)	3,040	549,389
Match Group, Inc. (b)	6,650	879,462
Twitter, Inc. (a)(b)	9,580	414,048
		3,954,221
LEISURE FACILITIES & SERVICES — 1.9%
Carnival Corp. (a)(b)	28,663	576,700
Darden Restaurants, Inc.	4,210	634,194
Hilton Worldwide Holdings, Inc. (b)	6,420	1,001,456
Marriott International, Inc. - Class A (b)	6,210	1,026,140
McDonald’s Corp.	9,980	2,675,339
Starbucks Corp.	13,490	1,577,925
Yum! Brands, Inc.	5,400	749,844
		8,241,598
LEISURE PRODUCTS — 0.1%
Hasbro, Inc.	6,490	660,552

MACHINERY — 1.2%
Deere & Co.	5,057	1,733,995
IDEX Corp.	2,840	671,149
Ingersoll-Rand, Inc.	13,050	807,403
Stanley Black & Decker, Inc.	5,070	956,303
Xylem, Inc.	10,290	1,233,977
		5,402,827

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
MEDICAL EQUIPMENT & DEVICES — 4.0%
Abbott Laboratories	23,170	$3,260,946
Baxter International, Inc.	17,182	1,474,903
Becton, Dickinson and Co.	7,110	1,788,023
Bio-Rad Laboratories, Inc. - Class A (b)	580	438,230
Boston Scientific Corp. (b)	38,100	1,618,488
Cooper Cos., Inc. (The)	1,170	490,160
Danaher Corp.	6,410	2,108,954
DENTSPLY SIRONA, Inc. (a)	8,810	491,510
Edwards Lifesciences Corp. (b)	5,460	707,343
Illumina, Inc. (b)	2,520	958,709
Intuitive Surgical, Inc. (b)	2,580	926,994
Mettler-Toledo International, Inc. (b)	220	373,386
Stryker Corp.	3,720	994,802
Teleflex, Inc.	1,370	450,018
Thermo Fisher Scientific, Inc.	1,954	1,303,787
Waters Corp. (b)	910	339,066
		17,725,319
METALS & MINING — 0.1%
Newmont Corp.	6,780	420,496

OIL & GAS PRODUCERS — 2.0%
ConocoPhillips	86,277	6,227,474
Valero Energy Corp.	34,360	2,580,779
		8,808,253
OIL & GAS SERVICES & EQUIPMENT — 1.1%
Baker Hughes Co.	65,320	1,571,599
Schlumberger Ltd.	105,016	3,145,229
		4,716,828
REITS — 4.2%
Alexandria Real Estate Equities, Inc.	1,660	370,114
American Tower Corp.	4,760	1,392,300
AvalonBay Communities, Inc.	5,900	1,490,281
Boston Properties, Inc. (a)	6,280	723,331
Crown Castle International Corp.	4,160	868,358
Digital Realty Trust, Inc.	5,980	1,057,683
Equinix, Inc.	910	769,714
Equity Residential	17,370	1,571,985
Federal Realty Investment Trust (a)	3,170	432,134
Healthpeak Properties, Inc.	20,530	740,928
Host Hotels & Resorts, Inc. (b)	49,590	862,370
Iron Mountain, Inc.	6,300	329,679
Kimco Realty Corp.	22,420	552,653
Prologis, Inc.	15,540	2,616,314
Public Storage	1,920	719,155
Realty Income Corp.	9,490	679,389
Regency Centers Corp.	9,230	695,481
SBA Communications Corp.	1,090	424,032
Simon Property Group, Inc.	2,099	335,357
Ventas, Inc.	10,570	540,338
Vornado Realty Trust (a)	9,950	416,507
Welltower, Inc. (a)	9,100	780,507
		18,368,610
RENEWABLE ENERGY — 0.0% (c)
SolarEdge Technologies, Inc. (b)	520	145,896

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
RETAIL - CONSUMER STAPLES — 2.8%
Costco Wholesale Corp.	4,270	$2,424,079
Dollar General Corp.	4,600	1,084,818
Dollar Tree, Inc. (b)	4,010	563,485
Kroger Co. (The) (a)	20,514	928,464
Target Corp.	3,350	775,324
Walgreen Boots Alliance, Inc.	23,650	1,233,584
Walmart, Inc.	35,430	5,126,367
		12,136,121
RETAIL - DISCRETIONARY — 1.8%
Best Buy Co., Inc.	3,580	363,728
Gap, Inc. (The) (a)	19,410	342,586
Genuine Parts Co.	4,570	640,714
Home Depot, Inc. (The)	6,312	2,619,543
Lowe’s Cos., Inc.	1,910	493,697
Ross Stores, Inc.	9,950	1,137,086
TJX Cos., Inc. (The)	29,130	2,211,550
		7,808,904
SEMICONDUCTORS — 3.6%
Analog Devices, Inc.	10,570	1,857,889
Broadcom, Inc.	3,700	2,462,017
Intel Corp.	101,848	5,245,172
IPG Photonics Corp. (a)(b)	4,430	762,580
Microchip Technology, Inc.	3,790	329,957
Micron Technology, Inc.	29,590	2,756,309
Qorvo, Inc. (b)	2,170	339,366
Texas Instruments, Inc.	10,140	1,911,086
		15,664,376
SOFTWARE — 1.7%
Autodesk, Inc. (b)	1,320	371,171
Cerner Corp.	4,020	373,337
Citrix Systems, Inc.	3,770	356,604
Microsoft Corp.	4,950	1,664,784
NortonLifeLock, Inc. (a)	15,800	410,484
Oracle Corp.	8,432	735,355
salesforce.com, inc. (b)	11,990	3,047,019
Synopsys, Inc. (b)	2,040	751,740
		7,710,494
SPECIALTY FINANCE — 0.6%
American Express Co.	9,754	1,595,754
Capital One Financial Corp.	6,200	899,558
Synchrony Financial	2,800	129,892
		2,625,204
TECHNOLOGY HARDWARE — 1.7%
Cisco Systems, Inc.	73,730	4,672,270
Corning, Inc.	14,610	543,930
HP, Inc.	26,820	1,010,309
Juniper Networks, Inc.	9,560	341,388
Western Digital Corp. (b)	11,965	780,238
		7,348,135
TECHNOLOGY SERVICES — 7.4%
Accenture plc - Class A	16,780	6,956,149
Automatic Data Processing, Inc.	5,210	1,284,682
Cognizant Technology Solutions Corp. - Class A	6,500	576,680
DXC Technology Co. (b)	15,380	495,082
Fidelity National Information Services, Inc.	16,860	1,840,269
Fiserv, Inc. (a)(b)	15,490	1,607,707

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.3%, continued
TECHNOLOGY SERVICES — 7.4%, continued
FleetCor Technologies, Inc. (b)	2,190	$490,209
Global Payments, Inc.	7,040	951,667
International Business Machines Corp.	24,782	3,312,362
MarketAxess Holdings, Inc.	470	193,297
Mastercard, Inc. - Class A	11,440	4,110,621
MSCI, Inc.	530	324,726
Paychex, Inc.	3,424	467,376
PayPal Holdings, Inc. (b)	14,720	2,775,898
S&P Global, Inc. (a)	1,620	764,527
Verisk Analytics, Inc.	3,370	770,820
Visa, Inc. - Class A (a)	25,420	5,508,768
		32,430,840
TELECOMMUNICATIONS — 2.6%
AT&T, Inc.	172,926	4,253,980
T-Mobile US, Inc. (b)	13,480	1,563,410
Verizon Communications, Inc.	104,250	5,416,830
		11,234,220
TRANSPORTATION & LOGISTICS — 3.5%
Alaska Air Group, Inc. (b)	9,130	475,673
American Airlines Group, Inc. (b)	23,560	423,138
C.H. Robinson Worldwide, Inc. (a)	6,070	653,314
CSX Corp.	57,110	2,147,336
Delta Air Lines, Inc. (b)	20,960	819,117
FedEx Corp.	7,910	2,045,842
J.B. Hunt Transport Services, Inc.	4,690	958,636
Norfolk Southern Corp.	6,010	1,789,237
Southwest Airlines Co. (b)	28,050	1,201,662
Union Pacific Corp.	9,130	2,300,121
United Airlines Holdings, Inc. (b)	12,530	548,563
United Parcel Service, Inc. - Class B	10,370	2,222,706
		15,585,345
TRANSPORTATION EQUIPMENT — 0.2%
PACCAR, Inc.	5,090	449,244
Westinghouse Air Brake Technologies Corp.	4,610	424,627
		873,871
WHOLESALE - CONSUMER STAPLES — 0.2%
Sysco Corp.	13,680	1,074,564

WHOLESALE - DISCRETIONARY — 0.2%
LKQ Corp.	15,760	946,073

TOTAL COMMON STOCKS (COST $322,199,955)		432,232,586

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	2.000%	06/15/22	$280,000	$280,000
Calvert Social Investment Foundation, Inc. (d)	0.400%	12/15/22	400,000	400,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	450,000	450,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	720,000	720,000
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	750,000	737,333

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%, continued
COMMUNITY DEVELOPMENT — 0.9%, continued
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	$280,000	$280,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	250,000	250,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	280,000	279,440
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	450,000	450,000
TOTAL CORPORATE NOTES (COST $3,860,000)				3,846,773

	Shares	Fair Value
MONEY MARKET FUNDS — 0.7%
First American Government Obligations Fund - Class X, 0.03% (e) (COST $3,032,710)	3,032,710	3,032,710

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 6.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (e)(f) (COST $26,556,397)	26,556,397	26,556,397

TOTAL INVESTMENTS - (COST $355,649,062) — 105.9%		$465,668,466
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.9%)		(26,062,568)
NET ASSETS — 100.0%		$439,605,898

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $25,921,292 (Note 8).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$280,000	$280,000	0.1%
Calvert Social Investment Foundation, Inc. 0.400%, 12/15/22	12/15/21	400,000	400,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	450,000	450,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	720,000	720,000	0.1%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	750,000	737,333	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	280,000	280,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	250,000	250,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	280,000	279,440	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	450,000	450,000	0.1%
		$3,860,000	$3,846,773	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2021.
(f)	The security was purchased with cash collateral received from securities on loan (Note 8).
plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Growth Index Fund
Class A *	5/1/07	24.69%	29.60%	22.40%	18.33%	0.69%	0.69%
Class A (Without Load)	5/1/07	31.60%	31.95%	23.73%	18.97%
Class I	5/1/07	31.97%	32.36%	24.16%	19.46%	0.37%	0.37%
S&P 500 Growth Index [1]		31.99%	32.20%	24.10%	19.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings change to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund

December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.7%
APPAREL & TEXTILE PRODUCTS — 0.5%
NIKE, Inc. - Class B	14,957	$2,492,883

ASSET MANAGEMENT — 1.1%
Ameriprise Financial, Inc.	1,380	416,291
BlackRock, Inc.	2,233	2,044,445
Charles Schwab Corp. (The)	27,490	2,311,909
T. Rowe Price Group, Inc.	4,390	863,250
		5,635,895
AUTOMOTIVE — 3.9%
Tesla, Inc. (a)	19,760	20,881,973

BANKING — 1.7%
Bank of America Corp.	88,350	3,930,691
Fifth Third Bancorp	8,730	380,191
First Republic Bank	6,350	1,311,339
JPMorgan Chase & Co.	9,990	1,581,917
PNC Financial Services Group, Inc. (The)	1,890	378,983
Signature Bank (b)	2,090	676,052
SVB Financial Group (a)	800	542,592
		8,801,765
BEVERAGES — 0.6%
PepsiCo, Inc.	19,670	3,416,876

BIOTECH & PHARMA — 3.3%
AbbVie, Inc.	7,651	1,035,945
Amgen, Inc.	6,134	1,379,966
Biogen, Inc. (a)	2,890	693,369
Bristol-Myers Squibb Co.	6,116	381,333
Eli Lilly & Co.	15,140	4,181,971
Incyte Corp. (a)	8,757	642,764
Johnson & Johnson	2,198	376,012
Merck & Co., Inc.	5,571	426,961
Moderna, Inc. (a)	8,100	2,057,238
Regeneron Pharmaceuticals, Inc. (a)	3,101	1,958,343
Vertex Pharmaceuticals, Inc. (a)	5,704	1,252,598
Zoetis, Inc.	12,930	3,155,308
		17,541,808
CHEMICALS — 1.1%
Air Products & Chemicals, Inc.	1,248	379,716
Linde plc	11,878	4,114,896
Sherwin-Williams Co. (The)	3,471	1,222,347
		5,716,959
COMMERCIAL SUPPORT SERVICES — 0.3%
Cintas Corp.	420	186,131
Waste Management, Inc.	8,704	1,452,698
		1,638,829
CONSTRUCTION MATERIALS — 0.0% (c)
Vulcan Materials Co.	110	22,834

DIVERSIFIED INDUSTRIALS — 0.1%
Illinois Tool Works, Inc. (b)	1,774	437,823

E-COMMERCE DISCRETIONARY — 5.8%
Amazon.com, Inc. (a)	8,700	29,008,758
eBay, Inc.	10,955	728,508

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
E-COMMERCE DISCRETIONARY — 5.8%, continued
Etsy, Inc. (a)	3,530	$772,858
		30,510,124
ELECTRIC UTILITIES — 0.2%
Eversource Energy	6,420	584,092
NextEra Energy, Inc.	4,114	384,083
		968,175
ELECTRICAL EQUIPMENT — 0.8%
Amphenol Corp. - Class A	7,872	688,485
Generac Holdings, Inc. (a)	1,590	559,553
Keysight Technologies, Inc. (a)	4,941	1,020,366
Rockwell Automation, Inc.	2,298	801,657
TE Connectivity Ltd.	2,370	382,376
Trane Technologies plc	2,180	440,425
Trimble, Inc. (a)	5,200	453,388
		4,346,250
ENTERTAINMENT CONTENT — 0.4%
Activision Blizzard, Inc.	10,970	729,834
Electronic Arts, Inc.	5,055	666,754
Walt Disney Co. (The) (a)	5,103	790,404
		2,186,992
GAS & WATER UTILITIES — 0.1%
American Water Works Co., Inc.	3,780	713,891

HEALTH CARE FACILITIES & SERVICES — 2.1%
Anthem, Inc.	1,300	602,602
Catalent, Inc. (a)	5,970	764,339
Charles River Laboratories International, Inc. (a)	2,140	806,309
HCA Healthcare, Inc.	2,590	665,423
Humana, Inc.	1,060	491,692
IQVIA Holdings, Inc. (a)	4,968	1,401,672
Laboratory Corp. of America Holdings (a)	1,440	452,462
McKesson Corp.	1,730	430,026
UnitedHealth Group, Inc.	11,450	5,749,503
		11,364,028
HOME CONSTRUCTION — 0.2%
D.R. Horton, Inc.	6,078	659,159
Masco Corp. (b)	8,006	562,181
		1,221,340
HOUSEHOLD PRODUCTS — 0.1%
Colgate-Palmolive Co.	5,297	452,046

INDUSTRIAL SUPPORT SERVICES — 0.2%
Fastenal Co.	11,534	738,868
United Rentals, Inc. (a)	1,490	495,112
		1,233,980
INSTITUTIONAL FINANCIAL SERVICES — 1.7%
CME Group, Inc.	1,660	379,243
Goldman Sachs Group, Inc. (The)	8,620	3,297,581
Intercontinental Exchange, Inc.	12,871	1,760,367
Morgan Stanley	19,100	1,874,856
Nasdaq, Inc.	7,010	1,472,170
		8,784,217
INSURANCE — 0.3%
Marsh & McLennan Cos., Inc.	8,240	1,432,277

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
INTERNET MEDIA & SERVICES — 12.3%
Alphabet, Inc. - Class A (a)	5,155	$14,934,241
Alphabet, Inc. - Class C (a)	7,156	20,706,530
Booking Holdings, Inc. (a)	175	419,865
Expedia Group, Inc. (a)	4,730	854,806
Match Group, Inc. (a)	5,890	778,952
Meta Platforms, Inc. - Class A (a)	59,345	19,960,691
Netflix, Inc. (a)	11,402	6,869,021
Twitter, Inc. (a)(b)	8,810	380,768
VeriSign, Inc. (a)	1,580	401,036
		65,305,910
LEISURE FACILITIES & SERVICES — 1.1%
Chipotle Mexican Grill, Inc. (a)	617	1,078,670
Hilton Worldwide Holdings, Inc. (a)	2,740	427,413
McDonald’s Corp.	6,177	1,655,869
Starbucks Corp.	14,692	1,718,523
Yum! Brands, Inc.	5,234	726,793
		5,607,268
MACHINERY — 0.3%
Deere & Co.	4,096	1,404,478
Xylem, Inc.	3,320	398,134
		1,802,612
MEDICAL EQUIPMENT & DEVICES — 5.5%
Abbott Laboratories	27,226	3,831,787
Agilent Technologies, Inc.	8,185	1,306,735
Align Technology, Inc. (a)	1,711	1,124,435
Bio-Techne Corp.	1,340	693,236
Cooper Cos., Inc. (The)	1,161	486,389
Danaher Corp.	11,304	3,719,129
DexCom, Inc. (a)(b)	2,750	1,476,612
Edwards Lifesciences Corp. (a)	12,250	1,586,987
IDEXX Laboratories, Inc. (a)	2,060	1,356,428
Illumina, Inc. (a)	2,758	1,049,253
Intuitive Surgical, Inc. (a)	2,140	768,902
Mettler-Toledo International, Inc. (a)	960	1,629,322
PerkinElmer, Inc. (b)	4,400	884,664
ResMed, Inc.	1,498	390,199
Thermo Fisher Scientific, Inc.	10,795	7,202,856
Waters Corp. (a)	1,646	613,300
West Pharmaceutical Services, Inc.	2,490	1,167,835
		29,288,069
OIL & GAS PRODUCERS — 0.2%
ConocoPhillips	5,310	383,276
Valero Energy Corp.	5,530	415,358
		798,634
OIL & GAS SERVICES & EQUIPMENT — 0.3%
Baker Hughes Co.	23,030	554,102
Schlumberger Ltd.	35,490	1,062,925
		1,617,027
REAL ESTATE SERVICES — 0.3%
CBRE Group, Inc. - Class A (a)	13,593	1,474,976

REITS — 1.8%
American Tower Corp.	5,412	1,583,010
Crown Castle International Corp.	3,279	684,459
Equinix, Inc.	1,687	1,426,932

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
REITS — 1.8%, continued
Extra Space Storage, Inc.	4,500	$1,020,285
Prologis, Inc.	13,287	2,236,999
Public Storage	2,570	962,619
SBA Communications Corp.	1,668	648,886
Simon Property Group, Inc.	6,060	968,206
		9,531,396
RENEWABLE ENERGY — 0.2%
Enphase Energy, Inc. (a)	4,120	753,713
SolarEdge Technologies, Inc. (a)	1,320	370,352
		1,124,065
RETAIL - CONSUMER STAPLES — 1.2%
Costco Wholesale Corp.	6,433	3,652,014
Dollar General Corp. (b)	1,693	399,260
Target Corp.	8,164	1,889,476
Walgreen Boots Alliance, Inc.	7,720	402,676
		6,343,426
RETAIL - DISCRETIONARY — 3.7%
AutoZone, Inc. (a)	659	1,381,521
Bath & Body Works, Inc.	10,790	753,034
CarMax, Inc. (a)	2,770	360,737
Home Depot, Inc. (The)	21,556	8,945,955
Lowe’s Cos., Inc.	16,859	4,357,714
O’Reilly Automotive, Inc. (a)	1,750	1,235,902
Ross Stores, Inc.	6,195	707,965
TJX Cos., Inc. (The)	6,093	462,581
Tractor Supply Co.	3,700	882,820
Ulta Beauty, Inc. (a)	1,070	441,204
		19,529,433
SEMICONDUCTORS — 9.0%
Advanced Micro Devices, Inc. (a)	29,581	4,256,706
Analog Devices, Inc.	2,204	387,397
Applied Materials, Inc.	25,356	3,990,020
Broadcom, Inc.	6,519	4,337,808
KLA Corp.	5,062	2,177,217
Lam Research Corp.	4,223	3,036,971
Microchip Technology, Inc.	5,140	447,488
Monolithic Power Systems, Inc.	1,810	892,927
NVIDIA Corp.	63,106	18,560,106
QUALCOMM, Inc.	28,060	5,131,332
Teradyne, Inc.	4,990	816,015
Texas Instruments, Inc.	15,207	2,866,063
Xilinx, Inc.	4,239	898,795
		47,798,845
SOFTWARE — 17.3%
Adobe, Inc. (a)	14,127	8,010,857
ANSYS, Inc. (a)	1,628	653,023
Autodesk, Inc. (a)	4,686	1,317,656
Cadence Design Systems, Inc. (a)	11,834	2,205,266
Citrix Systems, Inc.	5,442	514,759
Fortinet, Inc. (a)	5,320	1,912,008
Intuit, Inc.	8,780	5,647,472
Microsoft Corp.	168,288	56,598,620
Oracle Corp.	44,610	3,890,438
Paycom Software, Inc. (a)	1,270	527,291
salesforce.com, inc. (a)	16,047	4,078,024
ServiceNow, Inc. (a)	5,223	3,390,302

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
SOFTWARE — 17.3%, continued
Synopsys, Inc. (a)	6,470	$2,384,195
Tyler Technologies, Inc. (a)	1,360	731,612
		91,861,523
SPECIALTY FINANCE — 0.5%
American Express Co.	6,930	1,133,748
Capital One Financial Corp.	3,740	542,637
Discover Financial Services	6,300	728,028
Synchrony Financial	7,980	370,192
		2,774,605
TECHNOLOGY HARDWARE — 13.1%
Apple, Inc.	351,448	62,406,621
Arista Networks, Inc. (a)	7,440	1,069,500
Cisco Systems, Inc.	55,550	3,520,204
HP, Inc.	19,530	735,695
NetApp, Inc.	4,320	397,397
Seagate Technology plc	3,480	393,171
Zebra Technologies Corp. - Class A (a)	1,267	754,118
		69,276,706
TECHNOLOGY SERVICES — 6.1%
Accenture plc - Class A	20,069	8,319,604
Automatic Data Processing, Inc.	7,780	1,918,392
Broadridge Financial Solutions, Inc.	2,596	474,601
EPAM Systems, Inc. (a)	1,660	1,109,627
Equifax, Inc.	2,580	755,398
FactSet Research Systems, Inc.	800	388,808
Fiserv, Inc. (a)	3,626	376,343
Gartner, Inc. (a)	2,600	869,232
IHS Markit Ltd.	6,627	880,861
Jack Henry & Associates, Inc. (b)	3,810	636,232
Mastercard, Inc. - Class A	11,736	4,216,979
Moody’s Corp.	3,375	1,318,207
MSCI, Inc.	1,797	1,101,004
PayPal Holdings, Inc. (a)	15,887	2,995,970
S&P Global, Inc. (b)	3,464	1,634,766
Verisk Analytics, Inc.	3,035	694,196
Visa, Inc. - Class A (b)	21,653	4,692,422
		32,382,642
TRANSPORTATION & LOGISTICS — 1.0%
CSX Corp.	10,401	391,078
J.B. Hunt Transport Services, Inc.	2,270	463,988
Old Dominion Freight Line, Inc.	4,700	1,684,386
Union Pacific Corp.	3,921	987,817
United Parcel Service, Inc. - Class B	7,355	1,576,471
		5,103,740
WHOLESALE - DISCRETIONARY — 0.3%
Copart, Inc. (a)	5,108	774,475
Pool Corp.	1,190	673,540
		1,448,015
TOTAL COMMON STOCKS (COST $210,400,855)		522,869,857

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (d)	2.000%	06/15/22	$550,000	$550,000
Calvert Social Investment Foundation, Inc. (d)	0.400%	12/15/22	750,000	750,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	900,000	900,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	200,000	200,000
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/14/24	520,000	511,217
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/17/24	550,000	550,000
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/24	150,000	150,000
Calvert Social Investment Foundation, Inc. (d)	2.500%	06/13/25	670,000	668,660
Calvert Social Investment Foundation, Inc. (d)	2.500%	12/15/25	500,000	500,000
TOTAL CORPORATE NOTES (COST $4,790,000)				4,779,877

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2021

	Shares	Fair Value
MONEY MARKET FUNDS — 0.3%
First American Government Obligations Fund - Class X, 0.03% (e) (COST $1,719,774)	1,719,774	$1,719,774

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 2.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (e)(f) (COST $11,281,605)	11,281,605	11,281,605

TOTAL INVESTMENTS - (COST $228,192,234) — 102.1%		$540,651,113
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1%)		(11,045,138)
NET ASSETS — 100.0%		$529,605,975

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $11,028,364 (Note 8).
(c)	Percentage rounds to less than 0.1%.
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$550,000	$550,000	0.1%
Calvert Social Investment Foundation, Inc. 0.400%, 12/15/22	12/15/21	750,000	750,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	900,000	900,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	200,000	200,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	520,000	511,217	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	550,000	550,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	150,000	150,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	670,000	668,660	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	500,000	500,000	0.1%
		$4,790,000	$4,779,877	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2021.
(f)	The security was purchased with cash collateral received from securities on loan (Note 8).

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

For U.S. small-cap stock returns, 2021 saw dramatic gains in the first quarter with returns bouncing around for the balance of the year – ending with an S&P Small Cap 600 Index annual return of 26.82%.

In a review of sector breakouts for U.S. small-cap stocks, all sectors provided positive returns, though Energy was a clear winner, up over 60%, reversing a 40% loss in 2020. Consumer Discretionary and Real Estate returns were in the 30% range, Consumer Staples, Financials, Communications, Technology, Utilities, and Industrials were in the 20% range, Materials in the teens, with Health Care the only sector in single digits.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned 27.36%, outperforming by 0.54% the S&P Small Cap 600 Index return of 26.82%. The Praxis Small Cap Index Fund Class A Shares (Without Load) gained 26.53%.

Stock specific and Industries were the leading positive contributing factors to relative performance, while Fundamental and Other factors were the main negative contributors. The nature of the small-cap benchmark sees successful companies being acquired or “graduating” up and out of the small-cap universe – leading to some natural churn in our portfolio. In terms of Industries, the largest positive contributor was our overweight exposure to Consumer Discretionary, while our largest negative contributor was our underweight exposure to Energy.

This past year, we started to integrate tax optimization tools into management of the Fund by tracking our holdings at the tax lot level as a primary input. Over time, this will help us manage net capital gains during routine trading.

Our Values + ESG screening framework plus ESG data integration causes differences in returns from our index. We use optimization tools to offset those impacts. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank (as of November 30, 2021) is the 15th percentile and is a 4 out of 5 Globes Sustainability Rating.

2021 was our fourth full calendar year of running the small-cap fund as an optimized index fund, utilizing the same methodology and processes we use to manage our Growth Index and Value Index funds. As a reminder, we transitioned this fund at the beginning of 2017 from an actively managed fund with 70 holdings to an index fund with about 450 holdings. We also changed benchmarks from the Russell 2000 to the S&P SmallCap 600. We are pleased with the performance we have been able to deliver to our shareholders.

We look forward to continuing to incorporate our Values + ESG screens, and now Sustainalytics ESG scores, to deliver returns that closely track benchmark returns in the small-cap space, whether it is a year of small or large returns.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2021, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited), continued

Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Small Cap Index Fund
Class A *	5/1/07	19.85%	17.12%	10.20%	9.01%	1.37%	1.12%
Class A (Without Load)	5/1/07	26.53%	19.24%	11.40%	9.59%
Class I	5/1/07	27.36%	19.98%	12.10%	10.30%	0.45%	0.45%
S&P SmallCap 600 Index [1]		26.82%	20.11%	12.42%	14.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021. Contractual fee waivers are in effect through April 30, 2022 for Class A.

1    S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund

December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%
ADVERTISING & MARKETING — 0.2%
QuinStreet, Inc. (a)	15,700	$285,583

AEROSPACE & DEFENSE — 0.2%
Barnes Group, Inc.	2,800	130,452
Park Aerospace Corp.	12,250	161,700
		292,152
APPAREL & TEXTILE PRODUCTS — 1.2%
Fossil Group, Inc. (a)(b)	15,270	157,128
Kontoor Brands, Inc.	7,330	375,663
Movado Group, Inc.	6,810	284,862
Oxford Industries, Inc.	3,465	351,767
Steven Madden Ltd.	11,935	554,619
Wolverine World Wide, Inc. (b)	13,500	388,935
		2,112,974
ASSET MANAGEMENT — 0.4%
Blucora, Inc. (a)	15,340	265,689
BrightSphere Investment Group, Inc.	7,030	179,968
Virtus Investment Partners, Inc. (b)	920	273,332
		718,989
AUTOMOTIVE — 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	25,710	239,874
Dorman Products, Inc. (a)	4,390	496,114
Gentherm, Inc. (a)	4,820	418,858
Methode Electronics, Inc. (b)	8,170	401,719
Standard Motor Products, Inc.	3,290	172,363
		1,728,928
BANKING — 11.5%
Allegiance Bancshares, Inc.	6,260	264,235
Ameris Bancorp (b)	10,274	510,412
Axos Financial, Inc. (a)(b)	8,590	480,267
Banc of California, Inc. (b)	10,340	202,871
BancFirst Corp. (b)	4,170	294,235
Bancorp, Inc. (The) (a)(b)	9,800	248,038
BankUnited, Inc. (b)	14,690	621,534
Banner Corp.	6,070	368,267
Berkshire Hills Bancorp, Inc. (b)	14,650	416,499
Brookline Bancorp, Inc.	7,810	126,444
Capitol Federal Financial, Inc.	21,140	239,516
Central Pacific Financial Corp.	11,430	321,983
City Holding Co.	2,750	224,922
Columbia Banking System, Inc.	7,680	251,290
Community Bank System, Inc.	4,310	321,009
Customers Bancorp, Inc. (a)	9,930	649,124
CVB Financial Corp. (b)	7,960	170,424
Dime Community Bancshares, Inc.	12,479	438,762
Eagle Bancorp, Inc.	5,790	337,789
FB Financial Corp.	3,776	165,464
First BanCorp.	38,970	537,007
First Bancorp/NC (b)	5,760	263,347
First Financial Bancorp (b)	15,720	383,254
First Hawaiian, Inc.	23,640	646,081
First Midwest Bancorp, Inc.	13,640	279,347
Flagstar Bancorp, Inc.	8,830	423,310
Great Western Bancorp, Inc.	3,790	128,708
Hanmi Financial Corp.	9,870	233,722
Heritage Financial Corp.	6,310	154,216

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
BANKING — 11.5%, continued
Hilltop Holdings, Inc.	6,640	$233,330
HomeStreet, Inc. (b)	5,810	302,120
Hope Bancorp, Inc.	22,210	326,709
Independent Bank Corp. (b)	7,090	578,048
Independent Bank Group, Inc.	4,980	359,307
Investors Bancorp, Inc.	33,070	501,010
Lakeland Financial Corp. (b)	3,600	288,504
Meta Financial Group, Inc.	6,750	402,705
National Bank Holdings Corp. - Class A	6,570	288,686
NBT Bancorp, Inc.	3,260	125,575
Northfield Bancorp, Inc.	14,500	234,320
Northwest Bancshares, Inc.	15,930	225,569
OFG Bancorp	7,240	192,294
Old National Bancorp (b)	29,470	533,996
Pacific Premier Bancorp, Inc.	15,026	601,491
Park National Corp. (b)	2,050	281,485
Preferred Bank	2,910	208,909
Provident Financial Services, Inc.	9,430	228,395
Renasant Corp.	9,410	357,110
Seacoast Banking Corp. of Florida	8,510	301,169
ServisFirst Bancshares, Inc. (b)	10,670	906,310
Simmons First National Corp. - Class A (b)	15,560	460,265
Southside Bancshares, Inc.	4,987	208,556
Triumph Bancorp, Inc. (a)	5,040	600,163
Trustmark Corp.	3,750	121,725
United Community Banks, Inc. (b)	12,060	433,436
Veritex Holdings, Inc.	13,050	519,129
Westamerica Bancorp.	2,130	122,965
WSFS Financial Corp.	5,460	273,655
		19,919,013
BEVERAGES — 0.7%
Celsius Holdings, Inc. (a)(b)	7,620	568,223
Coca-Cola Consolidated, Inc.	830	513,928
National Beverage Corp.	4,440	201,265
		1,283,416
BIOTECH & PHARMA — 3.0%
Anika Therapeutics, Inc. (a)	9,560	342,535
Avid Bioservices, Inc. (a)(b)	13,350	389,553
Cara Therapeutics, Inc. (a)	17,330	211,079
Coherus Biosciences, Inc. (a)(b)	11,690	186,572
Cytokinetics, Inc. (a)(b)	13,900	633,562
Emergent BioSolutions, Inc. (a)(b)	8,680	377,320
Enanta Pharmaceuticals, Inc. (a)	4,260	318,563
Heska Corp. (a)(b)	1,950	355,855
Innoviva, Inc. (a)(b)	11,970	206,483
Ligand Pharmaceuticals, Inc. (a)(b)	2,760	426,310
Nektar Therapeutics (a)	9,220	124,562
Organogenesis Holdings, Inc. (a)(b)	14,360	132,686
Pacira BioSciences, Inc. (a)	2,170	130,569
Prestige Consumer Healthcare, Inc. (a)	6,630	402,110
REGENXBIO, Inc. (a)(b)	5,140	168,078
Supernus Pharmaceuticals, Inc. (a)	4,660	135,886
uniQure N.V. (a)	6,020	124,855
Vanda Pharmaceuticals, Inc. (a)	10,890	170,864
Xencor, Inc. (a)	7,020	281,642
		5,119,084

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
CHEMICALS — 3.5%
AdvanSix, Inc.	7,480	$353,430
Balchem Corp.	5,600	944,160
GCP Applied Technologies, Inc. (a)	6,470	204,840
H.B. Fuller Co.	10,240	829,440
Innospec, Inc.	1,970	177,970
Materion Corp.	2,060	189,397
Quaker Chemical Corp. (b)	2,730	630,029
Rogers Corp. (a)	3,610	985,530
Stepan Co.	3,960	492,188
Trinseo plc	11,030	578,634
WD-40 Co. (b)	2,500	611,600
		5,997,218
COMMERCIAL SUPPORT SERVICES — 3.6%
ABM Industries, Inc.	13,350	545,348
AMN Healthcare Services, Inc. (a)(b)	9,180	1,122,990
Brady Corp. - Class A	19,510	1,051,589
CorVel Corp. (a)(b)	2,390	497,120
Harsco Corp. (a)	14,500	242,295
Healthcare Services Group, Inc.	7,100	126,309
Heidrick & Struggles International, Inc.	6,300	275,499
Kelly Services, Inc. - Class A	11,930	200,066
Korn Ferry	8,880	672,482
TrueBlue, Inc. (a)	27,600	763,692
UniFirst Corp.	1,790	376,616
US Ecology, Inc. (a)	5,630	179,822
Viad Corp. (a)	5,500	235,345
		6,289,173
CONSTRUCTION MATERIALS — 0.1%
Apogee Enterprises, Inc.	4,720	227,268

CONSUMER SERVICES — 1.2%
Adtalem Global Education, Inc. (a)(b)	27,490	812,605
American Public Education, Inc. (a)	7,960	177,110
Medifast, Inc.	2,410	504,726
Perdoceo Education Corp. (a)(b)	16,740	196,862
Strategic Education, Inc. (b)	4,060	234,830
WW International, Inc. (a)	13,630	219,852
		2,145,985
CONTAINERS & PACKAGING — 0.3%
Myers Industries, Inc.	10,120	202,501
O-I Glass, Inc. (a)	22,780	274,044
		476,545
E-COMMERCE DISCRETIONARY — 0.3%
Liquidity Services, Inc. (a)	12,680	279,974
PetMed Express, Inc.	8,210	207,385
		487,359
ELECTRIC UTILITIES — 0.7%
Avista Corp. (b)	16,640	707,033
Unitil Corp.	11,830	544,062
		1,251,095
ELECTRICAL EQUIPMENT — 3.2%
AAON, Inc. (b)	8,190	650,532
Advanced Energy Industries, Inc. (b)	6,290	572,767
Alarm.com Holdings, Inc. (a)(b)	7,330	621,657
Badger Meter, Inc.	6,300	671,328

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
ELECTRICAL EQUIPMENT — 3.2%, continued
FARO Technologies, Inc. (a)(b)	5,290	$370,406
Itron, Inc. (a)	8,320	570,086
Mesa Laboratories, Inc. (b)	1,460	479,011
OSI Systems, Inc. (a)	2,550	237,660
SPX Corp. (a)	7,870	469,682
Watts Water Technologies, Inc. - Class A	4,940	959,200
		5,602,329
ENGINEERING & CONSTRUCTION — 1.5%
Arcosa, Inc.	5,970	314,619
Comfort Systems USA, Inc.	5,920	585,725
Exponent, Inc.	5,980	698,045
Granite Construction, Inc. (b)	7,530	291,411
Installed Building Products, Inc.	3,410	476,445
NV5 Holdings, Inc. (a)	950	131,214
		2,497,459
ENTERTAINMENT CONTENT — 0.2%
AMC Networks, Inc. - Class A (a)(b)	7,960	274,142

FOOD — 0.8%
B&G Foods, Inc. (b)	10,010	307,607
J & J Snack Foods Corp.	1,360	214,826
Simply Good Foods Co. (The) (a)(b)	10,360	430,665
TreeHouse Foods, Inc. (a)	6,440	261,013
USANA Health Sciences, Inc. (a)(b)	2,410	243,892
		1,458,003
FORESTRY, PAPER & WOOD PRODUCTS — 1.0%
Boise Cascade Co. (b)	7,010	499,112
Glatfelter Corp.	11,660	200,552
Neenah, Inc.	4,380	202,706
UFP Industries, Inc.	9,070	834,531
		1,736,901
GAS & WATER UTILITIES — 2.1%
American States Water Co.	11,210	1,159,563
California Water Service Group	16,120	1,158,383
Middlesex Water Co. (b)	10,930	1,314,879
		3,632,825
HEALTH CARE FACILITIES & SERVICES — 3.5%
Addus HomeCare Corp. (a)	2,750	257,152
Apollo Medical Holdings, Inc. (a)	6,870	504,807
Community Health Systems, Inc. (a)(b)	11,490	152,932
Covetrus, Inc. (a)	21,810	435,546
Cross Country Healthcare, Inc. (a)(b)	7,760	215,417
Ensign Group, Inc. (The) (b)	8,010	672,520
Fulgent Genetics, Inc. (a)	2,920	293,723
Joint Corp. (The) (a)	2,010	132,037
Magellan Health, Inc. (a)	4,370	415,106
MEDNAX, Inc. (a)	4,770	129,792
ModivCare, Inc. (a)(b)	1,030	152,739
NeoGenomics, Inc. (a)(b)	17,840	608,701
Owens & Minor, Inc. (b)	12,410	539,835
Pennant Group, Inc. (The) (a)	10,440	240,955
RadNet, Inc. (a)(b)	11,320	340,845
Select Medical Holdings Corp. (b)	16,840	495,096
Tivity Health, Inc. (a)	9,700	256,468
U.S. Physical Therapy, Inc. (b)	2,080	198,744
		6,042,415

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
HOME & OFFICE PRODUCTS — 0.5%
HNI Corp. (b)	11,550	$485,678
iRobot Corp. (a)(b)	3,560	234,533
Tupperware Brands Corp. (a)	8,780	134,246
		854,457
HOME CONSTRUCTION — 2.6%
American Woodmark Corp. (a)	2,505	163,326
Cavco Industries, Inc. (a)(b)	1,500	476,475
Century Communities, Inc.	4,430	362,330
Interface, Inc.	48,540	774,213
LGI Homes, Inc. (a)	3,980	614,830
M/I Homes, Inc. (a)	3,510	218,252
MDC Holdings, Inc.	10,555	589,286
Meritage Homes Corp. (a)	6,110	745,787
Patrick Industries, Inc.	4,460	359,877
PGT Innovations, Inc. (a)	9,950	223,775
		4,528,151
HOUSEHOLD PRODUCTS — 0.8%
Central Garden & Pet Co. (a)	4,610	242,624
Clearwater Paper Corp. (a)	6,100	223,687
e.l.f. Beauty, Inc. (a)	8,410	279,296
Edgewell Personal Care Co.	2,740	125,246
Inter Parfums, Inc.	2,400	256,560
Quanex Building Products Corp.	11,930	295,625
		1,423,038
INDUSTRIAL INTERMEDIATE PRODUCTS — 1.6%
AZZ, Inc.	4,910	271,474
Chart Industries, Inc. (a)(b)	5,510	878,790
EnPro Industries, Inc.	3,640	400,654
Gibraltar Industries, Inc. (a)	5,860	390,745
Insteel Industries, Inc.	5,610	223,334
Mueller Industries, Inc.	2,200	130,592
Proto Labs, Inc. (a)	5,700	292,695
Standex International Corp.	2,030	224,640
		2,812,924
INDUSTRIAL SUPPORT SERVICES — 1.0%
Applied Industrial Technologies, Inc.	8,380	860,626
DXP Enterprises, Inc. (a)	5,460	140,158
Resideo Technologies, Inc. (a)	24,870	647,366
		1,648,150
INSTITUTIONAL FINANCIAL SERVICES — 0.5%
Piper Sandler Cos.	3,730	665,842
StoneX Group, Inc. (a)	2,410	147,613
		813,455
INSURANCE — 1.8%
Ambac Financial Group, Inc. (a)	8,260	132,573
American Equity Investment Life Holding Co.	9,790	381,027
Assured Guaranty Ltd.	6,380	320,276
eHealth, Inc. (a)	9,890	252,195
Employers Holdings, Inc.	3,240	134,071
Genworth Financial, Inc. - Class A (a)	86,690	351,095
NMI Holdings, Inc. - Class A (a)	9,380	204,953
Palomar Holdings, Inc. (a)	2,530	163,868
ProAssurance Corp.	8,450	213,785
SelectQuote, Inc. (a)	19,170	173,680

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
INSURANCE — 1.8%, continued
Trupanion, Inc. (a)(b)	5,530	$730,126
		3,057,649
INTERNET MEDIA & SERVICES — 0.5%
Cars.com, Inc. (a)	7,940	127,755
HealthStream, Inc. (a)	5,690	149,988
Shutterstock, Inc.	3,610	400,277
TechTarget, Inc. (a)(b)	2,580	246,803
		924,823
LEISURE FACILITIES & SERVICES — 1.3%
Bloomin’ Brands, Inc. (a)	12,830	269,173
Brinker International, Inc. (a)(b)	6,840	250,276
Cheesecake Factory, Inc. (The) (a)(b)	5,670	221,980
Chuy’s Holdings, Inc. (a)(b)	6,950	209,334
Cinemark Holdings, Inc. (a)(b)	24,860	400,743
Dave & Buster’s Entertainment, Inc. (a)	5,980	229,632
Dine Brands Global, Inc.	3,280	248,657
Shake Shack, Inc. - Class A (a)(b)	5,830	420,693
		2,250,488
LEISURE PRODUCTS — 0.6%
LCI Industries	4,750	740,383
Winnebago Industries, Inc. (b)	3,720	278,702
		1,019,085
MACHINERY — 2.8%
Alamo Group, Inc. (b)	1,800	264,924
Astec Industries, Inc.	2,380	164,863
Enerpac Tool Group Corp.	5,470	110,932
ESCO Technologies, Inc.	3,760	338,362
Federal Signal Corp.	5,840	253,106
Franklin Electric Co., Inc.	6,300	595,728
Hillenbrand, Inc.	4,920	255,791
Ichor Holdings Ltd. (a)	5,480	252,244
John Bean Technologies Corp.	5,325	817,707
Lindsay Corp.	3,140	477,280
SPX FLOW, Inc.	7,180	620,926
Tennant Co.	3,800	307,952
Titan International, Inc. (a)	33,750	369,900
		4,829,715
MEDICAL EQUIPMENT & DEVICES — 3.1%
Avanos Medical, Inc. (a)	13,540	469,432
BioLife Solutions, Inc. (a)	7,260	270,580
CONMED Corp. (b)	3,920	555,699
Glaukos Corp. (a)(b)	7,100	315,524
Inogen, Inc. (a)	4,340	147,560
Integer Holdings Corp. (a)	4,160	356,054
Lantheus Holdings, Inc. (a)	10,663	308,054
LeMaitre Vascular, Inc.	2,750	138,132
Meridian Bioscience, Inc. (a)	8,520	173,808
Merit Medical Systems, Inc. (a)(b)	8,020	499,646
Myriad Genetics, Inc. (a)	13,280	366,528
Omnicell, Inc. (a)(b)	6,130	1,106,097
OraSure Technologies, Inc. (a)	14,440	125,484
Varex Imaging Corp. (a)(b)	8,210	259,026
Vericel Corp. (a)(b)	8,820	346,626
		5,438,250
METALS & MINING — 1.1%
Arconic Corp. (a)(b)	14,750	486,897

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
METALS & MINING — 1.1%, continued
Century Aluminum Co. (a)(b)	14,780	$244,757
Encore Wire Corp. (b)	3,690	528,039
Kaiser Aluminum Corp. (b)	1,740	163,456
Livent Corp. (a)(b)	19,900	485,162
		1,908,311
OIL & GAS PRODUCERS — 0.6%
Range Resources Corp. (a)(b)	62,290	1,110,631

OIL & GAS SERVICES & EQUIPMENT — 1.0%
Core Laboratories N.V.	50,980	1,137,364
DMC Global, Inc. (a)	3,490	138,239
NOW, Inc. (a)(b)	35,760	305,390
U.S. Silica Holdings, Inc. (a)	16,680	156,792
		1,737,785
PUBLISHING & BROADCASTING — 0.4%
E.W. Scripps Co. (The) - Class A (a)	9,180	177,633
Gannett Co., Inc. (a)	44,487	237,116
Scholastic Corp.	8,410	336,063
		750,812
REAL ESTATE OWNERS & DEVELOPERS — 0.2%
St. Joe Co. (The)	5,140	267,537

REAL ESTATE SERVICES — 0.7%
Centerspace	3,050	338,245
Marcus & Millichap, Inc. (a)	3,450	177,537
RE/MAX Holdings, Inc. - Class A	4,650	141,779
Realogy Holdings Corp. (a)	32,310	543,131
		1,200,692
REITS — 8.8%
Acadia Realty Trust	17,540	382,898
Agree Realty Corp. (b)	9,030	644,381
Alexander & Baldwin, Inc.	14,570	365,561
American Assets Trust, Inc.	6,220	233,437
Armada Hoffler Properties, Inc.	12,440	189,337
ARMOUR Residential REIT, Inc. (b)	16,350	160,394
Brandywine Realty Trust	55,840	749,373
CareTrust REIT, Inc.	12,440	284,005
Chatham Lodging Trust (a)	14,320	196,470
Community Healthcare Trust, Inc.	5,400	255,258
DiamondRock Hospitality Co. (a)	41,780	401,506
Diversified Healthcare Trust	51,720	159,815
Easterly Government Properties, Inc. (b)	9,670	221,636
Essential Properties Realty Trust, Inc.	14,970	431,585
Four Corners Property Trust, Inc.	13,440	395,270
Franklin BSP Realty Trust, Inc.	9,042	135,087
Franklin Street Properties Corp.	32,340	192,423
Getty Realty Corp.	8,140	261,213
Global Net Lease, Inc.	15,780	241,118
Hersha Hospitality Trust (a)	18,960	173,863
Independence Realty Trust, Inc.	16,080	415,346
Industrial Logistics Properties Trust	9,300	232,965
Innovative Industrial Properties, Inc.	3,480	914,927
iStar, Inc. (b)	14,210	367,044
Lexington Realty Trust	32,120	501,714
LTC Properties, Inc.	7,200	245,808
Matson, Inc.	7,900	711,237
Office Properties Income Trust (b)	12,790	317,704

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
REITS — 8.8%, continued
Retail Opportunity Investments Corp.	15,690	$307,524
RPT Realty	19,470	260,509
Safehold, Inc. (b)	3,430	273,886
Saul Centers, Inc.	3,420	181,328
Service Properties Trust	28,290	248,669
SITE Centers Corp.	41,680	659,794
Summit Hotel Properties, Inc. (a)(b)	36,060	351,946
Tanger Factory Outlet Centers, Inc. (b)	30,380	585,726
Two Harbors Investment Corp.	31,850	183,775
Uniti Group, Inc.	35,680	499,877
Universal Health Realty Income Trust	3,390	201,603
Urstadt Biddle Properties, Inc. - Class A	16,730	356,349
Veris Residential, Inc. (a)	20,870	383,591
Washington Real Estate Investment Trust	21,530	556,551
Xenia Hotel & Resorts, Inc. (a)(b)	18,240	330,326
		15,162,829
RENEWABLE ENERGY — 0.4%
FutureFuel Corp. (b)	18,910	144,472
Green Plains, Inc. (a)(b)	6,980	242,625
Renewable Energy Group, Inc. (a)	5,840	247,850
		634,947
RETAIL - CONSUMER STAPLES — 0.6%
Big Lots, Inc. (b)	5,740	258,587
OptimizeRx, Corp. (a)	2,280	141,611
PriceSmart, Inc.	2,690	196,827
SpartanNash Co.	18,160	467,802
		1,064,827
RETAIL - DISCRETIONARY — 4.8%
Abercrombie & Fitch Co. - Class A (a)(b)	13,550	471,946
America’s Car-Mart, Inc. (a)	1,440	147,456
Asbury Automotive Group, Inc. (a)(b)	3,100	535,463
Barnes & Noble Education, Inc. (a)	21,950	149,479
Bed Bath & Beyond, Inc. (a)(b)	19,560	285,185
Boot Barn Holdings, Inc. (a)(b)	4,560	561,108
Buckle, Inc. (The) (b)	5,380	227,628
Caleres, Inc.	10,210	231,563
Chico’s FAS, Inc. (a)(b)	40,780	219,396
Children’s Place, Inc. (The) (a)(b)	4,250	336,982
Designer Brands, Inc. - Class A (a)(b)	11,180	158,868
Ethan Allen Interiors, Inc. (b)	16,450	432,470
Genesco, Inc. (a)(b)	3,300	211,761
GMS, Inc. (a)	7,050	423,776
Group 1 Automotive, Inc.	3,050	595,421
Guess?, Inc.	9,260	219,277
Hibbett, Inc. (b)	5,140	369,720
La-Z-Boy, Inc.	6,970	253,081
Lumber Liquidators Holdings, Inc. (a)	8,400	143,388
MarineMax, Inc. (a)(b)	3,780	223,171
Monro, Inc. (b)	6,250	364,188
ODP Corp. (The) (a)	7,677	301,553
Sally Beauty Holdings, Inc. (a)	15,060	278,008
Signet Jewelers Ltd.	5,410	470,832
Sleep Number Corp. (a)(b)	4,070	311,762
Sonic Automotive, Inc. - Class A (b)	4,410	218,075
Zumiez, Inc. (a)	4,180	200,598
		8,342,155

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
SEMICONDUCTORS — 3.7%
Axcelis Technologies, Inc. (a)	7,890	$588,279
CEVA, Inc. (a)	4,260	184,202
Cohu, Inc. (a)(b)	7,270	276,914
CTS Corp.	6,010	220,687
Diodes, Inc. (a)	6,230	684,116
FormFactor, Inc. (a)(b)	11,450	523,494
Kulicke & Soffa Industries, Inc.	9,850	596,319
MaxLinear, Inc. (a)	10,470	789,333
Onto Innovation, Inc. (a)(b)	12,417	1,256,973
Photronics, Inc. (a)	16,690	314,607
Rambus, Inc. (a)(b)	13,445	395,149
Ultra Clean Holdings, Inc. (a)	5,050	289,668
Veeco Instruments, Inc. (a)(b)	8,620	245,411
		6,365,152
SOFTWARE — 2.6%
Agilysys, Inc. (a)	6,190	275,207
Allscripts Healthcare Solutions, Inc. (a)(b)	16,430	303,133
Bottomline Technologies (de), Inc. (a)	5,810	328,091
Digi International, Inc. (a)	11,930	293,120
Donnelley Financial Solutions, Inc. (a)	6,550	308,767
Ebix, Inc. (b)	7,800	237,120
LivePerson, Inc. (a)(b)	9,500	339,340
Loyalty Ventures, Inc. (a)	4,370	131,406
NextGen Healthcare, Inc. (a)	7,250	128,978
PDF Solutions, Inc. (a)	9,190	292,150
Progress Software Corp.	6,410	309,411
Simulations Plus, Inc.	4,890	231,297
SPS Commerce, Inc. (a)	5,620	800,007
Tabula Rasa HealthCare, Inc. (a)	16,000	240,000
Thryv Holdings, Inc. (a)(b)	3,420	140,665
Xperi Holding Corp.	7,331	138,629
		4,497,321
SPECIALTY FINANCE — 3.1%
Apollo Commercial Real Estate Finance, Inc.	31,690	417,040
Deluxe Corp.	33,710	1,082,428
Ellington Financial, Inc.	7,330	125,270
Encore Capital Group, Inc. (a)	4,100	254,651
Enova International, Inc. (a)	7,260	297,370
Granite Point Mortgage Trust, Inc.	14,530	170,146
Invesco Mortgage Capital, Inc.	43,621	121,266
KKR Real Estate Finance Trust, Inc.	6,670	138,936
LendingTree, Inc. (a)	2,130	261,138
Mr. Cooper Group, Inc. (a)	10,090	419,845
New York Mortgage Trust, Inc.	44,650	166,098
PennyMac Mortgage Investment Trust (b)	15,630	270,868
PRA Group, Inc. (a)	3,460	173,727
Redwood Trust, Inc.	19,810	261,294
Stewart Information Services Corp.	3,830	305,366
Walker & Dunlop, Inc.	5,200	784,576
World Acceptance Corp. (a)(b)	600	147,258
		5,397,277
STEEL — 0.2%
Allegheny Technologies, Inc. (a)(b)	8,130	129,511
TimkenSteel Corp. (a)(b)	17,280	285,120
		414,631

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
TECHNOLOGY HARDWARE — 4.2%
3D Systems Corp. (a)(b)	22,670	$488,312
ADTRAN, Inc.	14,390	328,524
Arlo Technologies, Inc. (a)	13,820	144,972
Benchmark Electronics, Inc.	7,800	211,380
CalAmp Corp. (a)	21,620	152,637
Comtech Telecommunications Corp.	7,460	176,727
Extreme Networks, Inc. (a)	29,990	470,843
Fabrinet (a)	9,090	1,076,892
Harmonic, Inc. (a)(b)	17,410	204,742
InterDigital, Inc.	4,780	342,391
Knowles Corp. (a)	18,120	423,102
NETGEAR, Inc. (a)	4,710	137,579
NetScout Systems, Inc. (a)	8,020	265,302
Pitney Bowes, Inc.	89,670	594,512
Plantronics, Inc. (a)(b)	5,500	161,370
Plexus Corp. (a)	4,900	469,861
Sanmina Corp. (a)(b)	13,090	542,711
TTM Technologies, Inc. (a)	16,420	244,658
Universal Electronics, Inc. (a)	5,820	237,165
Viavi Solutions, Inc. (a)	37,780	665,684
		7,339,364
TECHNOLOGY SERVICES — 2.3%
CSG Systems International, Inc. (b)	3,800	218,956
EVERTEC, Inc.	10,810	540,284
ExlService Holdings, Inc. (a)	5,430	786,101
Green Dot Corp. - Class A (a)	7,600	275,424
Insight Enterprises, Inc. (a)(b)	8,860	944,476
Perficient, Inc. (a)(b)	5,160	667,136
TTEC Holdings, Inc.	3,630	328,697
Unisys Corp. (a)	10,560	217,219
		3,978,293
TELECOMMUNICATIONS — 1.1%
8x8, Inc. (a)(b)	16,250	272,350
Cogent Communications Holdings, Inc.	5,100	373,218
Consolidated Communications Holdings, Inc. (a)	29,970	224,176
Telephone and Data Systems, Inc.	12,250	246,837
Vonage Holdings Corp. (a)	39,210	815,176
		1,931,757
TRANSPORTATION & LOGISTICS — 2.4%
Allegiant Travel Co. (a)	1,900	355,376
ArcBest Corp.	6,890	825,766
Atlas Air Worldwide Holdings, Inc. (a)	5,560	523,307
Bristow Group, Inc. (a)	8,623	273,090
Forward Air Corp.	4,620	559,436
Hawaiian Holdings, Inc. (a)	10,110	185,721
Heartland Express, Inc. (b)	22,680	381,478
Hub Group, Inc. - Class A (a)	5,050	425,412
Marten Transport Ltd.	18,180	311,969
SkyWest, Inc. (a)	8,860	348,198
		4,189,753
TRANSPORTATION EQUIPMENT — 0.2%
Greenbrier Cos., Inc. (The)	6,020	276,258

WHOLESALE - CONSUMER STAPLES — 1.3%
Andersons, Inc. (The) (b)	30,340	1,174,462

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.1%, continued
WHOLESALE - CONSUMER STAPLES — 1.3%, continued
Chefs’ Warehouse, Inc. (The) (a)	9,000	$299,700
United Natural Foods, Inc. (a)	14,890	730,801
		2,204,963
WHOLESALE - DISCRETIONARY — 1.1%
ePlus, Inc. (a)	4,560	245,693
G-III Apparel Group Ltd. (a)	9,060	250,418
PC Connection, Inc.	2,970	128,096
ScanSource, Inc. (a)	23,700	831,396
Veritiv Corp. (a)	3,640	446,155
		1,901,758
TOTAL COMMON STOCKS (COST $116,452,901)		169,856,094

RIGHTS — 0.0% (c)
MEDICAL EQUIPMENT & DEVICES — 0.0% (c)
Lantheus Holdings, Inc., CVR (a)(d)(e) (Cost $0)	28,980	2,608

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (e)	2.000%	06/15/22	$70,000	$70,000
Calvert Social Investment Foundation, Inc. (e)	0.400%	12/15/22	110,000	110,000
Calvert Social Investment Foundation, Inc. (e)	3.000%	06/15/23	330,000	330,000
Calvert Social Investment Foundation, Inc. (e)	3.000%	12/15/23	330,000	330,000
Calvert Social Investment Foundation, Inc. (e)	1.000%	06/14/24	100,000	98,311
Calvert Social Investment Foundation, Inc. (e)	3.000%	06/17/24	60,000	60,000
Calvert Social Investment Foundation, Inc. (e)	3.000%	12/15/24	90,000	90,000
Calvert Social Investment Foundation, Inc. (e)	2.500%	06/13/25	150,000	149,700
Calvert Social Investment Foundation, Inc. (e)	2.500%	12/15/25	280,000	280,000
TOTAL CORPORATE NOTES (COST $1,520,000)				1,518,011

	Shares	Fair Value
MONEY MARKET FUNDS — 0.9%
First American Government Obligations Fund - Class X, 0.03% (f) (COST $1,540,310)	1,540,310	$1,540,310

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 25.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (f)(g) (COST $44,107,836)	44,107,836	44,107,836

TOTAL INVESTMENTS - (COST $163,621,047) — 125.4%		$217,024,859
LIABILITIES IN EXCESS OF OTHER ASSETS — (25.4%)		(43,906,130)
NET ASSETS — 100.0%		$173,118,729

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2021 was $42,923,873 (Note 8).
(c)	Percentage rounds to less than 0.1%.
(d)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total fair value of such securities was $2,608 as of December 31, 2021, representing 0.0% (c) of net assets.

(e)	Restricted and/or illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	$70,000	$70,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 0.400%, 12/15/22	12/15/21	110,000	110,000	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	330,000	330,000	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	330,000	330,000	0.2%
Calvert Social Investment Foundation, Inc. 1.000%, 06/14/24	06/15/21	100,000	98,311	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	60,000	60,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	90,000	90,000	0.0	%(c)
Calvert Social Investment Foundation, Inc. 2.500%, 06/13/25	06/12/20	150,000	149,700	0.1%
Calvert Social Investment Foundation, Inc. 2.500%, 12/15/25	12/15/20	280,000	280,000	0.2%
Lantheus Holdings, Inc., CVR	06/22/20	—	2,608	0.0	%(c)
		$1,520,000	$1,520,619	0.9%

(f)	The rate shown is the 7-day effective yield as of December 31, 2021.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

In 2021, the COVID-19 pandemic continued to cause market disruptions, but overall, stocks had very strong returns while bonds had slightly negative returns. At the beginning of 2021, the market didn’t anticipate the increase in inflation or the dramatic drop in the unemployment rate.

The Federal Reserve was caught off guard by both, and they were especially surprised that inflation wasn’t transitory. Corporations produced very strong earnings, and this helped to propel the stock market to very strong returns. The S&P 500 Index was up 28.71% in 2021. The small-cap market – as represented by the S&P SmallCap 600 Index – was up 26.82%.

Equity style didn’t matter as much in 2021 as it did in 2020. Large-cap growth stocks performed better than large-cap value stocks, but small-cap value stocks outperformed small-cap growth stocks. The S&P 500 Growth Index was up 31.99%, while the S&P 500 Value Index was up 24.90%.

International-developed markets did much better than emerging markets in 2021. The MSCI EAFE Index was up 11.26%, while the MSCI Emerging Markets Index was down -2.54%. The MSCI ACWI ex U.S. includes both indexes in a proportion of about 70% developed and 30% emerging – its return for the year was 7.82%. Over the last five years, emerging markets have slightly outperformed developed markets, with a 9.86% annualized return versus a 9.54% annualized return. But over the last 10 years, developed markets have outperformed emerging markets.

The Bloomberg U.S. Aggregate index returned -1.54% for 2021. The interest rate curve flattened from the 5-year Treasury out to the 30-year Treasury, but it stayed very steep at the shorter end. The 3-month Treasury bill yield decreased 0.03%, while the 5-year Treasury increased by 0.90%, but the yield on the 30-year Treasury note only increased by 0.26%.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index, but we have found that the S&P Target Risk indexes are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (without load) returned 4.42%, which underperformed the S&P Target Risk Conservative Index return of 4.99%.

The Genesis Balanced Portfolio’s Class A Shares (without load) return was 11.77%, which outperformed the S&P Target Risk Growth Index’s return of 11.37%.

The Genesis Growth Portfolio’s Class A Shares (without load) return was 16.72%, which outperformed the S&P Target Risk Aggressive Index’s return of 15.62%.

The allocation to large-cap growth was the largest positive contributor on an absolute basis for each portfolio. The biggest detractor on an absolute basis was intermediate bonds, with its slightly negative return in 2021.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund and the Praxis International Index Fund. These funds are held in proportions matching the risk profile of each of the Genesis Portfolios.

We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed-income investments. 2021 was a year when the higher risk of stocks helped the performance for portfolios that had a higher stock allocation.

Each of the portfolios benefited from the relative outperformance of the Praxis Value Index Fund, Praxis International Index Fund and the Praxis Small Cap Index Fund versus their respective benchmarks. The Praxis Growth Index Fund and the Praxis Impact Bond Fund both slightly underperformed their respective benchmarks for 2021.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2021, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited) (continued)

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Index consists of 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid cap representation across 27 emerging markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country World Index (ACWI) ex-U.S. is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The Index includes both developed and emerging markets.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	(1.06%)	7.28%	5.42%	4.97%	1.09%	1.09%
Class A (Without Load)	12/31/09	4.42%	9.22%	6.57%	5.54%
S&P Target Risk Conservative Index [1]		4.99%	9.49%	7.00%	5.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021, including Acquired Fund Fees and Expenses. Contractual fee waivers are in effect through April 30, 2022 for Class A.

1    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio

December 31, 2021

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 69.1%
Praxis Impact Bond Fund - Class I	1,843,182	$19,758,915

EQUITY FUND — 31.0%
Praxis Growth Index Fund - Class I	63,313	2,739,573
Praxis International Index Fund - Class I	195,004	2,638,404
Praxis Small Cap Index Fund - Class I	61,613	749,829
Praxis Value Index Fund - Class I	158,944	2,730,660
		8,858,466
TOTAL AFFILIATED MUTUAL FUNDS (COST $23,388,738)		28,617,381

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.03% (b) (COST $6,089)	6,089	6,089

TOTAL INVESTMENTS - (COST $23,394,827) — 100.1%		$28,623,470
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(14,646)
NET ASSETS — 100.0%		$28,608,824

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	5.92%	12.34%	8.86%	7.91%	0.97%	0.97%
Class A (Without Load)	12/31/09	11.77%	14.39%	10.05%	8.49%
S&P Target Risk Growth Index [1]		11.37%	14.08%	10.19%	8.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021, including Acquired Fund Fees and Expenses. Contractual fee waivers are in effect through April 30, 2022 for Class A.

1    S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-trade funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio

December 31, 2021

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 38.9%
Praxis Impact Bond Fund - Class I	3,482,474	$37,332,116

EQUITY FUND — 61.1%
Praxis Growth Index Fund - Class I	362,089	15,667,595
Praxis International Index Fund - Class I	1,288,233	17,429,797
Praxis Small Cap Index Fund - Class I	814,486	9,912,300
Praxis Value Index Fund - Class I	909,541	15,625,920
		58,635,612
TOTAL AFFILIATED MUTUAL FUNDS (COST $67,096,120)		95,967,728

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.03% (b) (COST $446)	446	446

TOTAL INVESTMENTS - (COST $67,096,566) — 100.0%		$95,968,174
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(33,208)
NET ASSETS — 100.0%		$95,934,966

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/11 to 12/31/21

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/11 to 12/31/21 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	10.60%	15.50%	10.95%	9.68%	1.01%	1.01%
Class A (Without Load)	12/31/09	16.72%	17.61%	12.16%	10.27%
S&P Target Risk Aggressive Index [1]		15.62%	17.09%	12.24%	11.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2021, including Acquired Fund Fees and Expenses. Contractual fee waivers are in effect through April 30, 2022 for Class A.

1    S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio

December 31, 2021

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 19.3%
Praxis Impact Bond Fund - Class I	1,813,584	$19,441,616

EQUITY FUND — 80.7%
Praxis Growth Index Fund - Class I	483,248	20,910,142
Praxis International Index Fund - Class I	1,788,172	24,193,961
Praxis Small Cap Index Fund - Class I	1,272,451	15,485,724
Praxis Value Index Fund - Class I	1,214,056	20,857,474
		81,447,301
TOTAL AFFILIATED MUTUAL FUNDS (COST $64,991,586)		100,888,917

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 0.03% (b) (COST $888)	888	888

TOTAL INVESTMENTS - (COST $64,992,474) — 100.0%		$100,889,805
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(35,626)
NET ASSETS — 100.0%		$100,854,179

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2021

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Investments in unaffiliated securities, at cost	$833,477,317	$256,567,740	$355,649,062	$228,192,234	$163,621,047
Investments in unaffiliated securities, at fair value*	$854,694,785	$394,743,942	$465,668,466	$540,651,113	$217,024,859
Cash	—	17,632	—	—	—
Cash denominated in foreign currency (Cost $139)	—	140	—	—	—
Receivable for capital shares sold	1,060,594	117,308	284,038	539,606	71,700
Receivable for investments sold	325	—	—	—
Receivable for dividends and interest	4,053,629	640,362	521,792	136,633	189,229
Receivable for tax reclaims	9,387	410,908	—	—	—
Prepaid expenses and other assets	54,934	36,666	33,349	42,182	21,440
Total Assets	859,873,654	395,966,958	466,507,645	541,369,534	217,307,228

Liabilities
Payable for capital shares redeemed	774,913	13,918	182,251	269,002	4,652
Payable for return of collateral received for securities on loan	44,027,878	14,049,265	26,556,397	11,281,605	44,107,836
Accrued expenses and other payables:
Investment advisory fees	248,126	140,414	89,651	105,573	44,917
Administration fees	29,512	13,680	15,651	19,062	6,121
Distribution fees	8,888	2,285	4,493	22,979	1,367
Other	101,181	93,070	53,304	65,338	23,606
Total Liabilities	45,190,498	14,312,632	26,901,747	11,763,559	44,188,499

Net Assets	$814,683,156	$381,654,326	$439,605,898	$529,605,975	$173,118,729

Components of Net Assets
Paid-in capital	$795,163,398	$275,901,023	$311,476,281	$193,096,239	$119,908,035
Distributable earnings	19,519,758	105,753,303	128,129,617	336,509,736	53,210,694
Net Assets	$814,683,156	$381,654,326	$439,605,898	$529,605,975	$173,118,729

Pricing of Class A Shares
Net assets attributable to Class A shares	$41,412,745	$10,858,631	$22,442,047	$109,319,175	$6,656,386
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	3,841,383	804,490	1,295,492	2,549,661	605,203
Net asset value, offering price and redemption price per share*	$10.78	$13.50	$17.32	$42.88	$11.00
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.20	$14.25	$18.28	$45.26	$11.61

Pricing of Class I Shares
Net assets attributable to Class I shares	$773,270,411	$370,795,695	$417,163,851	$420,286,800	$166,462,343
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	72,106,748	27,412,027	24,285,310	9,712,333	13,673,063
Net asset value and redemption price per share	$10.72	$13.53	$17.18	$43.27	$12.17
* Includes fair value of securities on loan	$43,142,581	$13,585,166	$25,921,292	$11,028,364	$42,923,873

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2021

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$23,388,738	$67,096,120	$64,991,586
Investments in unaffiliated securities, at cost	6,089	446	888
Investments in affiliated securities, at fair value	$28,617,381	$95,967,728	$100,888,917
Investments in unaffiliated securities, at fair value	6,089	446	888
Receivable for capital shares sold	1,316	85,843	12,218
Prepaid expenses and other assets	5,198	9,028	8,946
Total Assets	28,629,984	96,063,045	100,910,969

Liabilities
Payable for capital shares redeemed	452	—	6,204
Payable for investments purchased	853	83,948	5,014
Accrued expenses and other payables:
Investment advisory fees	3,211	4,024	4,200
Administration fees	726	2,414	2,520
Distribution fees	6,053	20,121	20,999
Other	9,865	17,572	17,853
Total Liabilities	21,160	128,079	56,790

Net Assets	$28,608,824	$95,934,966	$100,854,179

Components of Net Assets
Paid-in capital	$23,503,173	$66,654,088	$64,136,626
Distributable earnings	5,105,651	29,280,878	36,717,553
Net Assets	$28,608,824	$95,934,966	$100,854,179

Pricing of Class A Shares
Net assets attributable to Class A shares	$28,608,824	$95,934,966	$100,854,179
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	2,201,950	5,885,221	5,265,571
Net asset value, offering price and redemption price per share	$12.99	$16.30	$19.15
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$13.71	$17.20	$20.21

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2021

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$163,571	$9,888,755	$7,994,843	$3,338,971	$1,940,946
Non-cash dividend income	—	837,500	—	—	—
Foreign tax withholding	(6,375)	(1,636,728)	(339)	(482)	(2,575)
Securities lending income	21,967	143,503	10,126	6,208	20,501
Interest	16,422,697	83,657	78,995	97,279	37,055
Total Investment Income	16,601,860	9,316,687	8,083,625	3,441,976	1,995,927

Expenses
Investment advisory fees	2,808,025	1,594,879	964,993	1,126,587	476,212
Administration fees	339,135	158,520	168,478	204,101	69,965
Transfer agent fees - Class A	59,709	27,837	24,959	59,553	9,617
Transfer agent fees - Class I	106,253	31,707	77,942	73,519	13,008
Distribution fees - Class A	110,308	28,529	50,915	248,980	15,520
Custodian fees	46,797	158,400	22,329	27,376	14,406
Legal fees	98,839	44,757	45,526	58,568	19,452
Registration fees - Class A	14,692	11,823	10,499	18,657	19,166
Registration fees - Class I	40,609	28,697	32,442	26,100	17,757
Pricing fees	69,728	59,741	5,741	4,626	8,646
Audit and tax services fees	45,556	24,064	27,084	31,498	14,586
Trustee fees and expenses	52,293	23,960	23,245	29,352	10,079
Insurance fees	35,861	14,428	13,934	18,051	6,870
Other expenses	57,557	41,375	54,871	40,827	25,652
Total Expenses	3,885,362	2,248,717	1,522,958	1,967,795	720,936
Class A expenses contractually reduced by Investment Adviser	—	—	—	—	(97)
Net Expenses	3,885,362	2,248,717	1,522,958	1,967,795	720,839

Net Investment Income	12,716,498	7,067,970	6,560,667	1,474,181	1,275,088

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	309,296	(1,078,260)	21,871,536	25,696,730	16,735,523
Net realized losses on foreign currency transactions	—	(169,611)	—	—	—
Change in unrealized appreciation/(depreciation) of investments	(27,273,227)	19,892,059	53,067,993	102,477,187	19,863,231
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	(27,789)	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(26,963,931)	18,616,399	74,939,529	128,173,917	36,598,754
Net Change in Net Assets from Operations	$(14,247,433)	$25,684,369	$81,500,196	$129,648,098	$37,873,842

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2021

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$599,220	$2,292,691	$2,614,736
Dividends from non-affiliates	1	—	—
Total Investment Income	599,221	2,292,691	2,614,736

Expenses
Distribution fees - Class A	71,416	232,011	236,188
Transfer agent fees	24,593	72,042	98,839
Investment advisory fees	14,284	46,404	47,239
Registration and filing fees	29,704	30,122	27,313
Administration fees	8,568	27,841	27,570
Audit and tax services fees	7,252	7,760	7,799
Shareholder report printing fees	1,548	5,941	4,568
Custodian fees	900	900	915
Trustee fees and expenses	281	887	876
Insurance expense	125	395	386
Other expenses	6,551	6,603	6,845
Total Expenses	165,222	430,906	458,538
Recoupment of prior expenses contractually reduced by Investment Adviser	5,994	—	—
Net Expenses	171,216	430,906	458,538

Net Investment Income	428,005	1,861,785	2,156,198

Realized and Unrealized Gains on Investments
Net realized gains on investments in affiliates	436,199	1,861,645	1,126,350
Long-term capital gain distributions from investments in affiliates	144,741	1,105,509	1,581,295
Change in unrealized appreciation/(depreciation) of investments in affiliates	216,230	5,384,325	9,426,914
Net Realized and Unrealized Gains on Investments	797,170	8,351,479	12,134,559
Net Change in Net Assets from Operations	$1,225,175	$10,213,264	$14,290,757

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
From Operations
Net investment income	$12,716,498	$13,343,798	$7,067,970	$4,649,798
Net realized gains (losses) from investments and foreign currency transactions	309,296	7,395,437	(1,247,871)	(7,003,131)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(27,273,227)	25,492,894	19,864,270	46,765,958
Net Change in Net Assets from Operations	(14,247,433)	46,232,129	25,684,369	44,412,625

Distributions to Shareholders
Class A	(648,495)	(1,268,035)	(195,286)	(89,909)
Class I	(13,815,730)	(17,482,526)	(9,142,870)	(4,530,504)
Change in Net Assets from Distributions to Shareholders	(14,464,225)	(18,750,561)	(9,338,156)	(4,620,413)

Change in Net Assets from Capital Transactions (Note 6)	114,309,066	112,971,574	45,292,617	(8,254,781)
Change in Net Assets	85,597,408	140,453,142	61,638,830	31,537,431

Net Assets
Beginning of year	729,085,748	588,632,606	320,015,496	288,478,065
End of year	$814,683,156	$729,085,748	$381,654,326	$320,015,496

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
From Operations
Net investment income	$6,560,667	$5,846,403	$1,474,181	$2,121,980	$1,275,088	$1,082,770
Net realized gains from investments	21,871,536	6,986,971	25,696,730	28,402,948	16,735,523	868,654
Net change in unrealized appreciation/(depreciation) on investments	53,067,993	5,910,699	102,477,187	71,609,153	19,863,231	19,520,809
Net Change in Net Assets from Operations	81,500,196	18,744,073	129,648,098	102,134,081	37,873,842	21,472,233

Distributions to Shareholders
Class A	(783,817)	(1,487,424)	(4,460,917)	(5,472,414)	(667,077)	(42,138)
Class I	(16,566,138)	(24,288,798)	(17,988,411)	(19,356,007)	(16,040,570)	(1,620,501)
Change in Net Assets from Distributions to Shareholders	(17,349,955)	(25,776,222)	(22,449,328)	(24,828,421)	(16,707,647)	(1,662,639)

Change in Net Assets from Capital Transactions (Note 6)	66,459,413	62,328,677	22,119,735	(2,662,269)	12,289,668	(373,613)
Change in Net Assets	130,609,654	55,296,528	129,318,505	74,643,391	33,455,863	19,435,981

Net Assets
Beginning of year	308,996,244	253,699,716	400,287,470	325,644,079	139,662,866	120,226,885
End of year	$439,605,898	$308,996,244	$529,605,975	$400,287,470	$173,118,729	$139,662,866

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
From Operations
Net investment income	$428,005	$551,802	$1,861,785	$1,922,100	$2,156,198	$1,936,090
Net realized gains on investments in affiliates	436,199	428,014	1,861,645	1,824,949	1,126,350	1,171,428
Long-term capital gain distributions from investments in affiliates	144,741	247,691	1,105,509	1,011,583	1,581,295	1,131,669
Net change in unrealized appreciation/(depreciation) on investments in affiliates	216,230	1,476,761	5,384,325	5,314,128	9,426,914	6,762,991
Net Change in Net Assets from Operations	1,225,175	2,704,268	10,213,264	10,072,760	14,290,757	11,002,178

Distributions to Class A Shareholders	(1,223,307)	(955,627)	(5,111,964)	(4,096,729)	(4,501,599)	(4,024,475)

Change in Net Assets from Capital Transactions (Note 6)	844,126	(747,030)	3,306,675	(1,688,758)	5,416,163	4,450,894
Change in Net Assets	845,994	1,001,611	8,407,975	4,287,273	15,205,321	11,428,597

Net Assets
Beginning of year	27,762,830	26,761,219	87,526,991	83,239,718	85,648,858	74,220,261
End of year	$28,608,824	$27,762,830	$95,934,966	$87,526,991	$100,854,179	$85,648,858

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$11.19	$10.67	$10.12	$10.39	$10.30
Net investment income (a)	0.14	0.19	0.23	0.22	0.21
Net realized and unrealized gains (losses) on investments	(0.39)	0.60	0.55	(0.26)	0.11
Total from investment operations	(0.25)	0.79	0.78	(0.04)	0.32
Less distributions from:
Net investment income	(0.16)	(0.20)	(0.23)	(0.23)	(0.23)
Net realized gains	—	(0.07)	—	—	—
Total distributions	(0.16)	(0.27)	(0.23)	(0.23)	(0.23)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.78	$11.19	$10.67	$10.12	$10.39
Total return (excludes sales charge)	(2.23%)	7.45%	7.75%	(0.36%)	3.11%
Net assets at end of year (in 000s)	$41,413	$48,146	$58,383	$60,692	$91,048
Ratio of net expenses to average net assets	0.88%	0.92%	0.95%	0.97%	0.93%
Ratio of gross expenses to average net assets	0.88%	0.92%	0.95%	0.98%*	0.98%*
Ratio of net investment income to average net assets	1.28%	1.72%	2.16%	2.15%	2.02%
Portfolio turnover rate	14.68%	31.27%	17.58%	27.27%	17.36%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$11.14	$10.62	$10.08	$10.35	$10.25
Net investment income (a)	0.18	0.23	0.27	0.26	0.25
Net realized and unrealized gains (losses) on investments	(0.39)	0.61	0.54	(0.26)	0.11
Total from investment operations	(0.21)	0.84	0.81	0.00 (b)	0.36
Less distributions from:
Net investment income	(0.21)	(0.25)	(0.27)	(0.27)	(0.26)
Net realized gains	—	(0.07)	—	—	—
Total distributions	(0.21)	(0.32)	(0.27)	(0.27)	(0.26)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.72	$11.14	$10.62	$10.08	$10.35
Total return	(1.93%)	7.94%	8.15%	0.08%	3.58%
Net assets at end of year (in 000s)	$773,270	$680,940	$530,250	$449,146	$432,654
Ratio of expenses to average net assets	0.48%	0.52%	0.53%	0.53%	0.54%
Ratio of net investment income to average net assets	1.68%	2.08%	2.58%	2.60%	2.41%
Portfolio turnover rate	14.68%	31.27%	17.58%	27.27%	17.36%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$12.82	$11.50	$9.77	$11.69	$9.47
Net investment income (a)	0.18	0.10	0.18	0.17	0.13
Net realized and unrealized gains (losses) on investments and foreign currencies	0.75	1.32	1.73	(1.94)	2.23
Total from investment operations	0.93	1.42	1.91	(1.77)	2.36
Less distributions from:
Net investment income	(0.25)	(0.10)	(0.18)	(0.15)	(0.14)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.50	$12.82	$11.50	$9.77	$11.69
Total return (excludes sales charge)	7.22%	12.37%	19.55%	(15.13%)	24.97%
Net assets at end of year (in 000s)	$10,859	$11,251	$11,074	$11,853	$26,344
Ratio of expenses to average net assets	1.20%	1.30%	1.40%	1.31%	1.26%
Ratio of net investment income to average net assets	1.32%	0.92%	1.70%	1.52%	1.22%
Portfolio turnover rate	39.58%	86.12%	20.61%	21.08%	5.22%

Praxis International Index Fund - Class I

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$12.86	$11.53	$9.80	$11.75	$9.51
Net investment income (a)	0.27	0.18	0.27	0.25	0.19
Net realized and unrealized gains (losses) on investments and foreign currencies	0.74	1.34	1.73	(1.96)	2.25
Total from investment operations	1.01	1.52	2.00	(1.71)	2.44
Less distributions from:
Net investment income	(0.34)	(0.19)	(0.27)	(0.24)	(0.20)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.53	$12.86	$11.53	$9.80	$11.75
Total return	7.83%	13.18%	20.45%	(14.52%)	25.67%
Net assets at end of year (in 000s)	$370,796	$308,764	$277,404	$237,982	$257,538
Ratio of expenses to average net assets	0.61%	0.61%	0.64%	0.65%	0.72%
Ratio of net investment income to average net assets	1.94%	1.62%	2.48%	2.21%	1.75%
Portfolio turnover rate	39.58%	86.12%	20.61%	21.08%	5.22%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$14.42	$15.13	$11.81	$13.82	$12.64
Net investment income (a)	0.22	0.26	0.24	0.23	0.21
Net realized and unrealized gains (losses) on investments	3.30	0.26 (b)	3.56	(1.38)	1.85
Total from investment operations	3.52	0.52	3.80	(1.15)	2.06
Less distributions from:
Net investment income	(0.31)	—	(0.23)	(0.23)	(0.13)
Net realized gains	(0.31)	(1.23)	(0.25)	(0.63)	(0.75)
Total distributions	(0.62)	(1.23)	(0.48)	(0.86)	(0.88)
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.32	$14.42	$15.13	$11.81	$13.82
Total return (excludes sales charge)	24.52%	3.58%	32.21%	(8.47%)	16.31%
Net assets at end of year (in 000s)	$22,442	$18,863	$30,603	$18,124	$25,057
Ratio of expenses to average net assets	0.78%	0.91%	0.86%	0.89%	0.94%
Ratio of net investment income to average net assets	1.34%	1.90%	1.72%	1.69%	1.58%
Portfolio turnover rate	28.06%	44.98%	39.06%	32.38%	31.87%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$14.30	$15.02	$11.72	$13.74	$12.56
Net investment income (a)	0.28	0.32	0.30	0.30	0.28
Net realized and unrealized gains (losses) on investments	3.29	0.27 (b)	3.53	(1.38)	1.85
Total from investment operations	3.57	0.59	3.83	(1.08)	2.13
Less distributions from:
Net investment income	(0.38)	(0.08)	(0.28)	(0.31)	(0.20)
Net realized gains	(0.31)	(1.23)	(0.25)	(0.63)	(0.75)
Total distributions	(0.69)	(1.31)	(0.53)	(0.94)	(0.95)
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.18	$14.30	$15.02	$11.72	$13.74
Total return	25.08%	4.07%	32.74%	(8.06%)	16.91%
Net assets at end of year (in 000s)	$417,164	$290,133	$223,097	$162,785	$165,591
Ratio of expenses to average net assets	0.38%	0.44%	0.44%	0.42%	0.45%
Ratio of net investment income to average net assets	1.73%	2.32%	2.16%	2.18%	2.07%
Portfolio turnover rate	28.06%	44.98%	39.06%	32.38%	31.87%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$33.96	$27.23	$22.05	$23.05	$18.82
Net investment income (a)	0.03	0.11	0.20	0.15	0.17
Net realized and unrealized gains (losses) on investments	10.69	8.80	6.71	(0.13)	4.78
Total from investment operations	10.72	8.91	6.91	0.02	4.95
Less distributions from:
Net investment income	(0.03)	(0.10)	(0.20)	(0.21)	(0.08)
Net realized gains	(1.77)	(2.08)	(1.53)	(0.81)	(0.64)
Total distributions	(1.80)	(2.18)	(1.73)	(1.02)	(0.72)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$42.88	$33.96	$27.23	$22.05	$23.05
Total return (excludes sales charge)	31.60%	32.81%	31.45%	(0.05%)	26.28%
Net assets at end of year (in 000s)	$109,319	$90,516	$84,526	$72,735	$87,613
Ratio of expenses to average net assets	0.66%	0.75%	0.79%	0.82%	0.85%
Ratio of net investment income to average net assets	0.08%	0.38%	0.78%	0.59%	0.78%
Portfolio turnover rate	18.17%	28.05%	32.33%	27.24%	27.49%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$34.25	$27.45	$22.21	$23.21	$18.93
Net investment income (a)	0.15	0.21	0.30	0.25	0.26
Net realized and unrealized gains (losses) on investments	10.79	8.87	6.76	(0.13)	4.82
Total from investment operations	10.94	9.08	7.06	0.12	5.08
Less distributions from:
Net investment income	(0.15)	(0.20)	(0.29)	(0.31)	(0.16)
Net realized gains	(1.77)	(2.08)	(1.53)	(0.81)	(0.64)
Total distributions	(1.92)	(2.28)	(1.82)	(1.12)	(0.80)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$43.27	$34.25	$27.45	$22.21	$23.21
Total return	31.97%	33.19%	31.91%	0.39%	26.78%
Net assets at end of year (in 000s)	$420,287	$309,772	$241,118	$178,605	$171,884
Ratio of expenses to average net assets	0.36%	0.43%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	0.38%	0.69%	1.13%	0.99%	1.18%
Portfolio turnover rate	18.17%	28.05%	32.33%	27.24%	27.49%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$9.69	$8.85	$7.44	$8.63	$9.67
Net investment income (a)	0.02	0.02	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	2.52	0.90	1.56	(0.73)	1.03
Total from investment operations	2.54	0.92	1.59	(0.72)	1.05
Less distributions from:
Net investment income	(0.03)	(0.04)	—	—	—
Net realized gains	(1.20)	(0.04)	(0.18)	(0.47)	(2.09)
Total distributions	(1.23)	(0.08)	(0.18)	(0.47)	(2.09)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.00	$9.69	$8.85	$7.44	$8.63
Total return (excludes sales charge)	26.53%	10.39%	21.36%	(8.56%)	10.70%
Net assets at end of year (in 000s)	$6,656	$5,173	$4,665	$4,284	$5,449
Ratio of net expenses to average net assets	1.12%	1.12%	1.12%	1.11%	1.13%
Ratio of gross expenses to average net assets*	1.12%	1.37%	1.42%	1.49%	1.66%
Ratio of net investment income to average net assets	0.13%	0.25%	0.33%	0.13%	0.21%
Portfolio turnover rate	40.95%	39.21%	21.59%	25.17%	103.54%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$10.60	$9.66	$8.13	$9.36	$10.35
Net investment income (a)	0.11	0.08	0.09	0.08	0.09
Net realized and unrealized gains (losses) on investments	2.76	0.98	1.71	(0.79)	1.09
Total from investment operations	2.87	1.06	1.80	(0.71)	1.18
Less distributions from:
Net investment income	(0.10)	(0.08)	(0.09)	(0.05)	(0.08)
Net realized gains	(1.20)	(0.04)	(0.18)	(0.47)	(2.09)
Total distributions	(1.30)	(0.12)	(0.27)	(0.52)	(2.17)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Net asset value at end of year	$12.17	$10.60	$9.66	$8.13	$9.36
Total return	27.36%	11.04%	22.12%	(7.83%)	11.22%
Net assets at end of year (in 000s)	$166,462	$134,490	$115,562	$85,680	$48,015
Ratio of expenses to average net assets	0.43%	0.45%	0.45%	0.46%	0.50%
Ratio of net investment income to average net assets	0.83%	0.94%	1.02%	0.83%	0.85%
Portfolio turnover rate	40.95%	39.21%	21.59%	25.17%	103.54%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$12.99	$12.20	$11.02	$11.75	$11.18
Net investment income (a)	0.20	0.26	0.21	0.24	0.21
Net realized and unrealized gains (losses) on investments	0.37	0.99	1.23	(0.55)	0.72
Total from investment operations	0.57	1.25	1.44	(0.31)	0.93
Less distributions from:
Net investment income	(0.20)	(0.27)	(0.20)	(0.24)	(0.21)
Net realized gains	(0.37)	(0.19)	(0.06)	(0.18)	(0.15)
Total distributions	(0.57)	(0.46)	(0.26)	(0.42)	(0.36)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.99	$12.99	$12.20	$11.02	$11.75
Total return (excludes sales charge)	4.42%	10.28%	13.14%	(2.64%)	8.36%
Net assets at end of year (in 000s)	$28,609	$27,763	$26,761	$22,148	$22,881
Ratio of net expenses to average net assets†	0.60%	0.60%	0.61%	0.60%	0.61%
Ratio of gross expenses to average net assets†**	0.58%	0.58%	0.63%	0.63%	0.64%
Ratio of net investment income to average net assets†*	1.50%	2.05%	1.81%	2.08%	1.83%
Portfolio turnover rate	15.51%	28.90%	10.10%	15.49%	15.88%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
**	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$15.40	$14.30	$12.39	$13.71	$12.55
Net investment income (a)	0.33	0.34	0.22	0.27	0.28
Net realized and unrealized gains (losses) on investments	1.47	1.50	2.07	(0.93)	1.40
Total from investment operations	1.80	1.84	2.29	(0.66)	1.68
Less distributions from:
Net investment income	(0.32)	(0.34)	(0.22)	(0.27)	(0.29)
Net realized gains	(0.58)	(0.40)	(0.16)	(0.39)	(0.23)
Total distributions	(0.90)	(0.74)	(0.38)	(0.66)	(0.52)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$16.30	$15.40	$14.30	$12.39	$13.71
Total return (excludes sales charge)	11.77%	12.97%	18.54%	(4.89%)	13.38%
Net assets at end of year (in 000s)	$95,935	$87,527	$83,240	$70,368	$73,193
Ratio of expenses to average net assets†	0.46%	0.49%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets†*	2.01%	2.38%	1.64%	2.04%	2.15%
Portfolio turnover rate	15.28%	21.52%	9.43%	12.90%	11.91%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$17.17	$15.79	$13.30	$15.09	$13.47
Net investment income (a)	0.43	0.40	0.21	0.27	0.32
Net realized and unrealized gains (losses) on investments	2.43	1.81	2.73	(1.24)	1.93
Total from investment operations	2.86	2.21	2.94	(0.97)	2.25
Less distributions from:
Net investment income	(0.42)	(0.39)	(0.21)	(0.28)	(0.33)
Net realized gains	(0.46)	(0.44)	(0.24)	(0.54)	(0.30)
Total distributions	(0.88)	(0.83)	(0.45)	(0.82)	(0.63)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$19.15	$17.17	$15.79	$13.30	$15.09
Total return (excludes sales charge)	16.72%	14.08%	22.16%	(6.52%)	16.71%
Net assets at end of year (in 000s)	$100,854	$85,649	$74,220	$60,685	$64,935
Ratio of expenses to average net assets†	0.49%	0.54%	0.58%	0.58%	0.60%
Ratio of net investment income to average net assets†*	2.28%	2.59%	1.42%	1.91%	2.29%
Portfolio turnover rate	12.90%	18.36%	7.72%	12.72%	11.05%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2021

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statutory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2021, the Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2021, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net change in net assets from operations for the reporting year. Actual results could differ from those estimates.

New Accounting Pronouncement:

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Trust’s Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

Notes to Financial Statements, continued	December 31, 2021

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by each Fund’s and Portfolio’s investments and the input level, as of December 31, 2021, for the investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Municipal Bonds	$—	$8,724,134	$—	$8,724,134
Corporate Bonds	—	295,508,721	—	295,508,721
Corporate Notes	—	8,047,910	—	8,047,910
Foreign Governments	—	66,516,068	—	66,516,068
Commercial Mortgage-Backed Securities	—	1,468,777	—	1,468,777
Asset Backed Securities	—	25,255,365	—	25,255,365
U.S. Government Agencies	—	372,167,234	—	372,167,234
Money Market Funds	29,325,530	—	—	29,325,530
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	44,027,878
Investment Companies	3,653,168	—	—	3,653,168
Total Investments	$32,978,698	$777,688,209	$—	$854,694,785

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$376,187,620	$—	$—	$376,187,620
Corporate Notes	—	3,391,399	—	3,391,399
Money Market Funds	1,115,658	—	—	1,115,658
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	14,049,265
Total Investments	$377,303,278	$3,391,399	$—	$394,743,942

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$432,232,586	$—	$—	$432,232,586
Corporate Notes	—	3,846,773	—	3,846,773
Money Market Funds	3,032,710	—	—	3,032,710
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	26,556,397
Total Investments	$435,265,296	$3,846,773	$—	$465,668,466

Notes to Financial Statements, continued	December 31, 2021

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$522,869,857	$—	$—	$522,869,857
Corporate Notes	—	4,779,877	—	4,779,877
Money Market Funds	1,719,774	—	—	1,719,774
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	11,281,605
Total Investments	$524,589,631	$4,779,877	$—	$540,651,113

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$169,856,094	$—	$—	$169,856,094
Rights	—	—	2,608	2,608
Corporate Notes	—	1,518,011	—	1,518,011
Money Market Funds	1,540,310	—	—	1,540,310
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	44,107,836
Total Investments	$171,396,404	$1,518,011	$2,608	$217,024,859

*

Investments purchased with cash proceeds from securities lending are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the Statements of Assets & Liabilities.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$28,617,381	$—	$—	$28,617,381
Money Market Funds	6,089	—	—	6,089
Total Investments	$28,623,470	$—	$—	$28,623,470

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$95,967,728	$—	$—	$95,967,728
Money Market Funds	446	—	—	446
Total Investments	$95,968,174	$—	$—	$95,968,174

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$100,888,917	$—	$—	$100,888,917
Money Market Funds	888	—	—	888
Total Investments	$100,889,805	$—	$—	$100,889,805

The following is a reconciliation of Level 3 instruments held in the Small Cap Index Fund for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2021:

Small Cap Index Fund
Balance as of December 31, 2020	$2,608
Balance as of December 31, 2021	$2,608

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held as of December 31, 2021 is $0.

Notes to Financial Statements, continued	December 31, 2021

The following table summarizes the valuation techniques used and unobservable inputs developed by the Trust’s Pricing Committee in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 instruments:

Small Cap Index Fund
	12/31/2021	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Increase in Input *
Rights	$2,608	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds may use estimates in reporting the character of their income and distributions for financial statement purposes; otherwise, these amounts are recorded once the issuers provide the information about the actual composition of the distributions. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Notes to Financial Statements, continued	December 31, 2021

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The International Index Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits. The Funds maintain these balances with a high-quality financial institution. The Funds may incur charges on cash overdrafts.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld. The Funds and Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2021, the Funds and Portfolios did not incur any interest or penalties.

Redemption Fees:

The Funds and Portfolios previously charged a redemption fee of two percent of the total redemption amount if a shareholder sold or exchanged shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements. Effective April 30, 2021, redemption fees are no longer charged to shareholders.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Impact Bond Fund	$161,070,805	$62,058,110
International Index Fund	183,007,627	139,573,250
Value Index Fund	161,766,035	105,355,453
Growth Index Fund	85,832,566	83,481,496
Small Cap Index Fund	64,051,832	68,300,875
Conservative Portfolio	4,616,124	4,415,398
Balanced Portfolio	15,251,454	14,097,483
Growth Portfolio	16,749,974	12,100,554

Notes to Financial Statements, continued	December 31, 2021

During the year ended December 31, 2021, the Value Index Fund sold securities to the Growth Index Fund and the Growth Index Fund sold securities to the Value Index Fund. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act. The transactions were as follows:

Selling Fund	Purchasing Fund	Net Proceeds	Net Gain
Value Index Fund	Growth Index Fund	$25,531,161	$8,362,664
Growth Index Fund	Value Index Fund	39,562,408	17,107,247

4. Investment Transactions with Affiliates:

The Portfolios invest in the Underlying Funds, which are also advised by Everence Capital Management, Inc. (the “Adviser”). The Underlying Funds are deemed affiliates of the Portfolios, and the related activities in those investments were as follows

	For the year ended December 31, 2021
Affiliate	Fair Value at December 31, 2020	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2021	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2021
Conservative Portfolio
Growth Index - Class I	$2,626,337	$364,996	$(900,346)	$274,016	$374,570	$2,739,573	$30,172	$91,801	63,313
Impact Bond - Class I	19,294,760	3,261,965	(2,048,070)	(40,148)	(709,592)	19,758,915	375,159	—	1,843,182
International Index - Class I	2,548,767	410,352	(456,892)	64,701	71,476	2,638,404	64,203	—	195,004
Small Cap Index - Class I	707,753	184,949	(261,951)	62,882	56,196	749,829	35,801	37,778	61,613
Value Index - Class I	2,586,609	393,862	(748,139)	74,748	423,580	2,730,660	93,885	15,162	158,944
Total	$27,764,226	$4,616,124	$(4,415,398)	$436,199	$216,230	$28,617,381	$599,220	$144,741	2,322,056

	For the year ended December 31, 2021
Affiliate	Fair Value at December 31, 2020	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2021	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2021
Balanced Portfolio
Growth Index - Class I	$14,214,473	$1,934,365	$(4,100,944)	$890,968	$2,728,733	$15,667,595	$171,868	$522,292	362,089
Impact Bond - Class I	34,517,954	7,014,383	(2,849,893)	(76,723)	(1,273,605)	37,332,116	690,182	—	3,482,474
International Index - Class I	15,976,613	2,357,419	(1,734,353)	194,183	635,935	17,429,797	423,700	—	1,288,233
Small Cap Index - Class I	8,859,181	2,258,888	(2,644,145)	622,599	815,777	9,912,300	471,230	496,936	814,486
Value Index - Class I	13,999,566	1,686,399	(2,768,148)	230,618	2,477,485	15,625,920	535,711	86,281	909,541
Total	$87,567,787	$15,251,454	$(14,097,483)	$1,861,645	$5,384,325	$95,967,728	$2,292,691	$1,105,509	6,856,823

	For the year ended December 31, 2021
Affiliate	Fair Value at December 31, 2020	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2021	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2021
Growth Portfolio
Growth Index - Class I	$17,738,747	$3,025,210	$(4,569,171)	$394,372	$4,320,984	$20,910,142	$228,793	$694,234	483,248
Impact Bond - Class I	16,805,189	4,235,119	(930,456)	(23,437)	(644,799)	19,441,616	349,986	—	1,813,584
International Index - Class I	20,725,626	3,604,260	(1,184,112)	7,329	1,040,858	24,193,961	588,470	—	1,788,172
Small Cap Index - Class I	12,939,421	3,646,900	(3,127,381)	664,910	1,361,874	15,485,724	733,144	772,366	1,272,451
Value Index - Class I	17,477,250	2,238,485	(2,289,434)	83,176	3,347,997	20,857,474	714,343	114,695	1,214,056
Total	$85,686,233	$16,749,974	$(12,100,554)	$1,126,350	$9,426,914	$100,888,917	$2,614,736	$1,581,295	6,571,511

Notes to Financial Statements, continued	December 31, 2021

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. During the year ended December 31, 2021, under the terms of the investment advisory agreement, the Adviser was entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund*	0.37%
International Index Fund**	0.45%
Value Index Fund***	0.26%
Growth Index Fund***	0.25%
Small Cap Index Fund***	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

The Impact Bond Fund’s fee is subject to a tier schedule as follows: 0.40% on the average daily net assets up to $500 million and 0.30% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

**

The International Index Fund’s fee is subject to a tier schedule as follows: 0.53% on the average daily net assets up to $100 million and 0.41% on the average daily net assets over $100 million, and 0.38% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

***

The Value Index Fund, Growth Index Fund and Small Cap Index Fund fees are subject to a tier schedule as follows: 0.30% on the average daily net assets of each Fund up to $200 million and 0.20% on the average daily net assets of each Fund over $200 million. Rate disclosed above represents the effective rate charged during the year.

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2023. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the time in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2021 were:

Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2021, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Small Cap Index Fund	$97

As of December 31, 2021, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Small Cap Index Fund	2019	2022	$13,812
	2020	2023	9,564
	2021	2024	97
			$23,473
Conservative Portfolio	2019	2022	$6,167
			$6,167

During the year ended December 31, 2021, the Adviser recouped prior year fee reductions from the Conservative Portfolio in the amount of $5,994.

U.S. Bank Global Fund Services provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bank Global Fund Services receives an annual fee, paid monthly, from each Fund and Portfolio.

Notes to Financial Statements, continued	December 31, 2021

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2021 as follows:

Impact Bond Fund	$5,549
International Index Fund	925
Value Index Fund	2,688
Growth Index Fund	12,879
Small Cap Index Fund	727
Conservative Portfolio	7,916
Balanced Portfolio	28,222
Growth Portfolio	33,707

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may compensate or reimburse the Underwriter or certain third parties for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds and Portfolios. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the U.S Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as Administration Fees on the Statements of Operations.

Notes to Financial Statements, continued	December 31, 2021

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Impact Bond Fund		International Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$9,193,729	$17,642,403	$1,197,168	$1,545,624
Dividends reinvested	571,674	1,070,163	186,827	83,585
Cost of shares redeemed	(14,766,998)	(31,716,783)	(2,375,844)	(2,776,552)
Redemption fees	1,053	5,867	—	—
Class A Share Transactions	$(5,000,542)	$(12,998,350)	$(991,849)	$(1,147,343)
Class I Shares:
Proceeds from shares issued	$246,846,133	$274,129,349	$91,737,890	$60,452,474
Dividends reinvested	7,037,381	10,595,572	4,164,184	2,338,383
Cost of shares redeemed	(134,578,096)	(158,757,650)	(49,618,242)	(69,898,420)
Redemption fees	4,190	2,653	634	125
Class I Share Transactions	$119,309,608	$125,969,924	$46,284,466	$(7,107,438)
Net increase (decrease) from capital transactions	$114,309,066	$112,971,574	$45,292,617	$(8,254,781)
Share Transactions:
Class A Shares:
Issued	840,253	1,592,344	87,660	148,816
Reinvested	52,398	96,115	13,849	6,500
Redeemed	(1,352,381)	(2,857,889)	(174,296)	(241,026)
Change in Class A Shares:	(459,730)	(1,169,430)	(72,787)	(85,710)
Class I Shares:
Issued	22,703,408	24,749,773	6,688,812	5,881,481
Reinvested	648,911	955,537	307,774	181,270
Redeemed	(12,390,583)	(14,471,143)	(3,591,753)	(6,115,796)
Change in Class I Shares:	10,961,736	11,234,167	3,404,833	(53,045)
Net increase (decrease) from share transactions	10,502,006	10,064,737	3,332,046	(138,755)

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,401,447	$3,766,932	$6,886,005	$9,098,644	$1,521,654	$962,933
Dividends reinvested	747,417	1,456,977	4,352,705	5,370,563	631,785	40,965
Cost of shares redeemed	(4,168,874)	(15,029,386)	(15,463,586)	(27,466,369)	(1,382,746)	(940,667)
Redemption fees	36	712	303	3,701	512	326
Class A Share Transactions	$(19,974)	$(9,804,765)	$(4,224,573)	$(12,993,461)	$771,205	$63,557
Class I Shares:
Proceeds from shares issued	$137,848,514	$99,096,474	$92,764,892	$74,380,687	$36,730,879	$32,332,755
Dividends reinvested	12,468,095	22,671,090	16,833,013	18,056,074	15,163,473	1,066,732
Cost of shares redeemed	(83,844,068)	(49,639,775)	(83,254,304)	(82,108,546)	(40,375,889)	(33,836,970)
Redemption fees	6,846	5,653	707	2,977	-	313
Class I Share Transactions	$66,479,387	$72,133,442	$26,344,308	$10,331,192	$11,518,463	$(437,170)
Net increase (decrease) from capital transactions	$66,459,413	$62,328,677	$22,119,735	$(2,662,269)	$12,289,668	$(373,613)

Notes to Financial Statements, continued	December 31, 2021

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Share Transactions:
Class A Shares:
Issued	202,633	283,657	180,129	314,035	129,311	120,126
Reinvested	43,352	102,604	101,843	159,976	58,788	4,249
Redeemed	(258,319)	(1,101,175)	(397,412)	(912,615)	(116,965)	(117,213)
Change in Class A Shares:	(12,334)	(714,914)	(115,440)	(438,604)	71,134	7,162
Class I Shares:
Issued	8,379,573	7,466,977	2,392,386	2,456,009	2,861,288	4,375,386
Reinvested	727,581	1,601,021	389,068	531,528	1,267,926	100,881
Redeemed	(5,105,740)	(3,635,891)	(2,112,443)	(2,728,489)	(3,146,022)	(3,748,999)
Change in Class I Shares:	4,001,414	5,432,107	669,011	259,048	983,192	727,268
Net increase (decrease) from share transactions	3,989,080	4,717,193	553,571	(179,556)	1,054,326	734,430

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,414,142	$4,755,834	$8,966,128	$5,580,204	$8,898,832	$7,586,545
Dividends reinvested	1,203,630	941,783	5,097,146	4,084,344	4,492,316	4,013,698
Cost of shares redeemed	(3,773,651)	(6,444,962)	(10,756,620)	(11,353,364)	(7,975,052)	(7,149,602)
Redemption fees	5	315	21	58	67	253
Class A Share Transactions	$844,126	$(747,030)	$3,306,675	$(1,688,758)	$5,416,163	$4,450,894
Net increase (decrease) from capital transactions	$844,126	$(747,030)	$3,306,675	$(1,688,758)	$5,416,163	$4,450,894
Share Transactions:
Class A Shares:
Issued	258,809	390,035	545,280	395,424	470,630	501,528
Reinvested	92,168	73,304	311,140	266,145	233,459	232,824
Redeemed	(285,459)	(520,769)	(655,753)	(796,878)	(426,462)	(447,569)
Change in Class A Shares:	65,518	(57,430)	200,667	(135,309)	277,627	286,783
Net increase (decrease) from share transactions	65,518	(57,430)	200,667	(135,309)	277,627	286,783

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2021 and 2020 was as follows:

	Impact Bond Fund		International Index Fund		Value Index Fund
	2021	2020	2021	2020	2021	2020
From ordinary income	$14,464,225	$15,229,973	$9,338,156	$4,620,413	$14,970,501	$19,626,980
From long-term capital gains	—	3,520,588	—	—	2,379,454	6,149,242
Total distributions	$14,464,225	$18,750,561	$9,338,156	$4,620,413	$17,349,955	$25,776,222

	Growth Index Fund		Small Cap Index Fund
	2021	2020	2021	2020
From ordinary income	$5,380,168	$9,443,299	$8,051,720	$1,474,194
From long-term capital gains	17,069,160	15,385,122	8,655,927	188,445
Total distributions	$22,449,328	$24,828,421	$16,707,647	$1,662,639

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2021	2020	2021	2020	2021	2020
From ordinary income	$523,092	$625,594	$2,194,137	$1,966,662	$2,554,162	$1,954,533
From long-term capital gains	700,215	330,033	2,917,827	2,130,067	1,947,437	2,069,942
Total distributions	$1,223,307	$955,627	$5,111,964	$4,096,729	$4,501,599	$4,024,475

Notes to Financial Statements, continued	December 31, 2021

The following information is computed on a tax basis for each item as of December 31, 2021:

	Impact Bond Fund	International Index Fund	Value Index Fund
Tax cost of portfolio investments	$833,674,903	$259,039,632	$356,845,199
Gross unrealized appreciation	28,434,520	140,503,852	116,868,410
Gross unrealized depreciation	(7,414,638)	(4,799,542)	(8,045,143)
Net unrealized appreciation on investments	$21,019,882	$135,704,310	$108,823,267
Net unrealized appreciation on foreign currency transactions	—	(4,430)	—
Undistributed ordinary income	—	—	7,647,883
Undistributed long-term capital gains	—	—	11,658,467
Qualified late year ordinary losses	—	(52,207)	—
Accumulated capital and other losses	(1,500,124)	(29,894,370)	—
Distributable earnings	$19,519,758	$105,753,303	$128,129,617

	Growth Index Fund	Small Cap Index Fund
Tax cost of portfolio investments	$228,380,786	$164,085,604
Gross unrealized appreciation	313,583,089	59,253,025
Gross unrealized depreciation	(1,312,762)	(6,313,770)
Net unrealized appreciation on investments	$312,270,327	$52,939,255
Undistributed ordinary income	1,848,962	—
Undistributed long-term capital gains	22,390,447	1,383,252
Post-October capital losses	—	(1,111,813)
Distributable earnings	$336,509,736	$53,210,694

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of portfolio investments	$23,700,988	$67,848,630	$65,830,157
Gross unrealized appreciation	5,031,018	28,470,836	35,451,677
Gross unrealized depreciation	(108,536)	(351,292)	(392,029)
Net unrealized appreciation on investments	$4,922,482	$28,119,544	$35,059,648
Undistributed ordinary income	—	—	94,757
Undistributed long-term capital gains	185,211	1,168,397	1,563,148
Post-October capital losses	(2,042)	(7,063)	—
Distributable earnings	$5,105,651	$29,280,878	$36,717,553

Post-October capital losses listed above incurred after October 31, 2021 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies (“PFICs”).

For the latest tax year ended December 31, 2021, the following Fund have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Impact Bond	International Index
No expiration - short-term	$621,214	$25,020,313
No expiration - long-term	878,910	4,874,057
	$1,500,124	$29,894,370

During the latest tax year ended December 31, 2021, the International Index Fund utilized $2,934,686 of long-term CLCFs.

Certain reclassifications, the result of permanent differences between financial statement and income ta requirements, have been made to the components of net assets. Reclassifications result primarily from the differences in distribution redesignations, PFICs, equalization and net investment losses. These reclassifications have no impact on the net assets or the NAV per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2021:

	Paid-In Capital	Distributable Earnings
Impact Bond Fund	$(3,973)	$3,973
International Index Fund	(41,876)	41,876
Value Index Fund	2,549,397	(2,549,397)
Growth Index Fund	1,519,314	(1,519,314)
Small Cap Index Fund	2,113,289	(2,113,289)
Conservative Portfolio	57,947	(57,947)
Balanced Portfolio	223,496	(223,496)
Growth Portfolio	149,437	(149,437)

Notes to Financial Statements, continued	December 31, 2021

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Securities Lending

Under the terms of the securities lending agreement with U.S. Bank, N.A. (“U.S. Bank”), U.S. Bank is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in a short-term investment instrument as noted on the Funds’ Schedules of Portfolio Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to borrowers, the Funds retain a portion of their net securities lending income and pays U.S. Bank the remaining portion. The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures are required. The Funds’ collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Funds have measures in place to recall loaned securities to vote proxies.

As of December 31, 2021, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities Loaned	Cash Collateral
Impact Bond Fund	$43,142,581	$44,027,878
International Index Fund	13,585,166	14,049,265
Value Index Fund	25,921,292	26,556,397
Growth Index Fund	11,028,364	11,281,605
Small Cap Index Fund	42,923,873	44,107,836

9. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

10. Trustee Compensation

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting related expenses. Collectively, the Independent Trustees were paid $129,000 in retainers and meeting fees during the year ended December 31, 2021.

11. Other Recent Developments

The continued spread of an infectious respiratory illness caused by COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

12. Subsequent Events

The Funds and Portfolios evaluated subsequent events December 31, 2021 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2022

Additional Fund Information (unaudited)	December 31, 2021

Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	3.1%
Commercial Mortgage-Backed Securities	0.2%
Corporate Bonds	36.2%
Corporate Notes	1.0%
Development Finance Corporation	1.3%
Federal Home Loan Bank	4.8%
Federal Home Loan Mortgage Corporation	12.1%
Federal National Mortgage Association	27.1%
Foreign Governments	8.2%
Government National Mortgage Association **	0.0%
Investment Companies	0.4%
Municipal Bonds	1.1%
Small Business Administration **	0.0%
United States Agency of International Development	0.4%
Investment Purchased with the Cash Proceeds from Securities Lending	5.4%
Money Market Funds	3.6%
Total	104.9%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.1%
Austria	0.5%
Belgium	0.4%
Bermuda	0.1%
Brazil	1.3%
Canada	7.9%
Cayman Islands	6.1%
Chile	0.2%
China	2.8%
Colombia	0.3%
Denmark	1.8%
Finland	0.6%
France	6.5%
Germany	4.5%
Hong Kong	2.4%
Hungary **	0.0%
India	3.2%
Indonesia	0.6%
Ireland	0.4%
Israel	0.5%
Italy	1.5%
Japan	14.4%
Jersey	0.9%
Luxembourg	0.6%
Mexico	1.2%
Netherlands	3.9%
Norway	1.3%
Philippines	0.2%
Portugal	0.4%
Russia	0.2%
Singapore	1.1%
South Africa	1.0%
South Korea	4.3%
Spain	1.8%
Sweden	2.1%
Switzerland	6.8%
Taiwan	4.9%
Turkey	0.1%
United Kingdom	7.6%
Corporate Notes	0.9%

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Investment Purchased with the Cash Proceeds from Securities Lending	3.7%
Money Market Funds	0.3%
Total	103.4%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Advertising & Marketing	0.3%
Apparel & Textile Products	1.5%
Asset Management	1.2%
Automotive	3.2%
Banking	11.3%
Beverages	0.8%
Biotech & Pharma	5.4%
Cable & Satellite	0.3%
Chemicals	2.9%
Commercial Support Services	1.7%
Community Development	0.9%
Construction Materials	0.6%
Consumer Services	0.2%
Containers & Packaging	0.4%
Diversified Industrials	0.5%
E-Commerce Discretionary	1.3%
Electric & Gas Marketing & Trading	0.2%
Electric Utilities	1.4%
Electrical Equipment	1.8%
Engineering & Construction	0.1%
Entertainment Content	0.6%
Food	2.1%
Forestry, Paper & Wood Products	0.3%
Gas & Water Utilities	0.4%
Health Care Facilities & Services	1.0%
Home Construction	1.1%
Household Products	2.3%
Industrial Intemediate Products	0.1%
Industrial Support Services	0.7%
Institutional Financial Services	1.1%
Insurance	4.7%
Internet Media & Services	4.2%
Leisure Facilities & Services	0.7%
Leisure Products	0.2%
Machinery	1.9%
Medical Equipment & Devices	1.9%
Metals & Mining	2.9%
Oil & Gas Producers	2.7%
Publishing & Broadcasting	0.4%
Real Estate Owners & Development	1.5%
REITs	2.4%
Renewable Energy	0.2%
Retail - Consumer Staples	1.5%
Retail - Discretionary	1.8%
Semiconductors	6.0%
Software	1.2%
Specialty Finance	0.1%
Steel	1.3%
Technology Hardware	4.8%
Technology Services	4.6%
Telecommunications	4.5%
Transportation & Logistics	3.5%
Transportation Equipment	0.1%
Wholesale - Consumer Staples	0.3%

Additional Fund Information (unaudited), continued	December 31, 2021

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Wholesale - Discretionary	0.3%
Investment Purchased with the Cash Proceeds from Securities Lending	3.7%
Money Market Funds	0.3%
Total	103.4%

Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.3%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	6.0%
Money Market Funds	0.7%
Total	105.9%

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	2.2%
Money Market Funds	0.3%
Total	102.1%

Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.1%
Rights **	0.0%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	25.5%
Money Market Funds	0.9%
Total	125.4%

**	Amount rounds to less than 0.1%

Conservative Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Balanced Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Growth Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2021

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2021 qualify for the corporate dividends received deduction:

International Index Fund	0.15%
Value Index Fund	33.94%
Growth Index Fund	69.03%
Small Cap Index Fund	22.12%
Conservative Portfolio	13.74%
Balanced Portfolio	19.48%
Growth Portfolio	21.90%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2021.

Capital Gain Distribution

For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Value Index Fund	$4,928,852
Growth Index Fund	18,585,527
Small Cap Index Fund	10,769,216
Conservative Portfolio	758,162
Balanced Portfolio	3,141,323
Growth Portfolio	2,096,874

Foreign Source Income and Expense

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2021 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
International Index Fund	$0.3872	$0.0400
Conservative Portfolio	0.0292	0.0035
Balanced Portfolio	0.0720	0.0087
Growth Portfolio	0.1118	0.0135

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 18, 2021 meeting, which was conducted virtually in light of COVID-19, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved a one-year renewal of the Investment Advisory Agreement for each Fund, and Portfolio (as used in this section, each a “Fund” and collectively the “Funds”), and reviewed the Sub-Investment Advisory Agreement for the International Index Fund. The Sub-Advisory Agreement was not up for renewal because it was recently approved by shareholders and its current term extends through December 31, 2022.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Additional Fund Information (unaudited), continued	December 31, 2021

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser to the Funds, including the experience of the investment professionals and other senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, and the Adviser’s responsiveness in implementing Board directives and addressing Board requests relating to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, (all Funds other than the International Index Fund), the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. For the International Index Fund, the Board also considered the Adviser’s effectiveness in overseeing the Sub-Adviser. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the Stewardship Investing screening process for the Funds, shareholder advocacy on behalf of the Funds, and proxy voting for the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical investment performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions with regard to each Fund’s investment performance, for the periods ended September 30, 2021:

Impact Bond Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, and measured against its peer group, Class I ranked between the 47th and 65th percentiles and Class A ranked between the 60th and 84th percentiles over those periods;

Value Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 19th and 65th percentiles and Class A ranked between the 21st and 69th percentiles over those periods;

Growth Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three-, five- and ten-year periods and trailed the index for the one-year period, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 29th and 42nd percentiles and Class A ranked between the 33rd and 50th percentiles over those periods;

Small Cap Index Fund: performance was in line with expectations over more recent periods. The Board noted that Fund’s gross performance exceeded its benchmark index for the one- and three-year periods and trailed the index for the five- and ten-year periods, the variation from the index was reasonable, and measured against its peer group, Class I ranked in the 18th, 50th, 56th and 96th percentiles and Class A ranked in the 24th, 43rd, 41st and 88th percentiles over those respective periods. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different small-cap investment strategy from its current strategy;

Conservative Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three-, five- and ten-year periods and trailed the index for the one-year period, and measured against its peer group, ranked between the 59th and 98th percentiles over those periods;

Balanced Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods and trailed the index for the ten-year period, and measured against its peer group, ranked between the 53rd and 76th percentiles over those periods; and

Growth Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the for one- three- and five-year periods and trailed the index for the ten-year period, and measured against its peer group, ranked between the 30th and 57th percentiles over those periods.

Costs of Services and Profitability

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding fund-related expenses, expense allocations and expense waivers and reimbursements. In its review of the Funds’ total and net

Additional Fund Information (unaudited), continued	December 31, 2021

expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also considered the information provided regarding the expense levels of peer group funds. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as any proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board noted that the Adviser had agreed to implement breakpoints, effective January 1, 2021, for the Impact Bond, Value Index, Growth Index and Small Cap Index Funds. The Board acknowledged the Adviser’s statement that current asset levels for the non-index-based Funds did not warrant breakpoints at this time and that the Adviser has represented to the Board that it would consider breakpoints as the Fund grow in size.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of the Adviser’s commitment to socially responsible investing and shareholder advocacy.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In reviewing the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board considered the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience its investment professionals and other senior personnel at Aperio providing services to the Fund. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio. The Board also noted that Fund shareholders had recently approved the Sub-Investment Advisory Agreement.

Investment Performance

The Board reviewed historical performance data for the International Index Fund and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2021, the Fund’s performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three-, five- and ten-year periods and trailed the index for the one-year period, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 38th and 70th percentiles and Class A ranked between the 54th and 88th percentiles over those periods.

Costs of Services and Profitability

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Additional Fund Information (unaudited), continued	December 31, 2021

Economies of Scale

The Board considered that Aperio had agreed to a reduced sub-advisory fee schedule, effective January 1, 2020.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from its association with the Praxis Mutual Funds.

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Impact Bond Fund
Class A	1,000.00	1,000.00	993.40	1,020.72	4.47	4.53	0.89%
Class I	1,000.00	1,000.00	994.50	1,022.74	2.46	2.50	0.49%
International Index Fund
Class A	1,000.00	1,000.00	989.60	1,019.16	6.02	6.11	1.20%
Class I	1,000.00	1,000.00	992.60	1,022.18	3.01	3.06	0.60%
Value Index Fund
Class A	1,000.00	1,000.00	1,076.50	1,021.48	3.87	3.77	0.74%
Class I	1,000.00	1,000.00	1,079.40	1,023.29	1.99	1.94	0.38%
Growth Index Fund
Class A	1,000.00	1,000.00	1,153.90	1,021.88	3.58	3.36	0.66%
Class I	1,000.00	1,000.00	1,155.40	1,023.39	1.96	1.84	0.36%
Small Cap Index Fund
Class A	1,000.00	1,000.00	1,025.10	1,019.56	5.72	5.70	1.12%
Class I	1,000.00	1,000.00	1,028.20	1,022.99	2.25	2.24	0.44%
Conservative Portfolio
Class A	1,000.00	1,000.00	1,014.60	1,022.03	3.20	3.21	0.63%
Balanced Portfolio
Class A	1,000.00	1,000.00	1,034.10	1,022.84	2.41	2.40	0.47%
Growth Portfolio
Class A	1,000.00	1,000.00	1,047.10	1,022.79	2.48	2.45	0.48%

* Expenses are equal to average account value times each Fund’s annualized expense ratio multiplied by 184/365 (to reflect the one-half year period).

** Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Year of Birth and Address	Position with the Company, Term of Office[2] and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee, since 11/14/14	President and CEO of Everence (August 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - July 2014	8	N/A

[1]	Mr. Hochstetler is deemed an “interested person” of the Trust due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 01/01/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 - 2016)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 01/01/18	Chief Financial Officer and Chief Operations Officer at EGStoltzfus (2012 – present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 04/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Aimee Minnich 1110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee, since 01/01/20	General Counsel & Chief Impact Officer, Impact Foundation (2015 - present); President & General Counsel, National Christian Foundation, Heartland (2009 – 2014)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 11/16/07	Retired; Managing Director of Risk, MicroVest Capital Management, LLC (2015 - 2018); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

[2]

Each Trustee serves until retirement, resignation, removal or death. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board (15 years).

Management of the Trust (unaudited), continued

Name, Year of Birth and Address	Position with the Company, Term of Office[1] and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President, since 03/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1956	Vice President, Secretary, since 12/02/93

Vice President of Financial Services Operations, Everence (1981 - present); Designated Principal, Concourse Financial Group Securities, a broker-dealer (1994 - Present); Assistant Secretary, Everence (1990 - Present)

Trent M. Statczar 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1971	Treasurer, since 01/01/09	Director, Foreside Financial Group, LLC, 2008 to present: Senior Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1968	Chief Compliance Officer, since 05/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	Each Trust officer serves until retirement, resignation, removal or death.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

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Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2220052

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Candace Smith is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $123,500 for the December 31, 2021 fiscal year and $123,500 for the December 31, 2020 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2021 fiscal year and the December 31, 2020 fiscal year.

(c)	Tax Fees. Tax fees totaled $32,300 for the December 31, 2021 fiscal year and $32,300 for the December 31, 2020 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2021 or December 31, 2020 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $32,300 for the December 31, 2021 fiscal year and $32,300 for December 31, 2020 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 8, 2022

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2022